UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to §240.14a-12

CA, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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To Our Stockholders:

On behalf of the Board of Directors and management of CA, Inc., you are cordially invited to our 2017 annual meeting of stockholders. The meeting will be held on August 9, 2017, at 10:00 a.m. Eastern Daylight Time. Our annual meeting will be a virtual meeting held over the Internet. You will be able to attend the annual meeting and vote your shares electronically during the live webcast of the meeting by visiting www.virtualshareholdermeeting.com/CA2017 and entering the 16-digit control number provided in your proxy materials.

Additional details about the meeting, including the formal agenda, are contained in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. During the virtual meeting, there will be remarks from management and a period during which you will be able to submit questions. You may also submit questions in advance of the virtual meeting by visiting www.proxyvote.com.

Whether or not you plan to attend the virtual meeting, please vote your shares by following the instructions in the accompanying materials.

Thank you for your consideration and continued support.

Sincerely,

Arthur F. Weinbach Chairman of the Board	Michael P. Gregoire Chief Executive Officer June 22, 2017
SAVE RESOURCES: PLEASE SIGN UP FOR EMAIL DELIVERY

If you received this Proxy Statement and our Annual Report by mail, we encourage you to conserve natural resources, as well as significantly reduce our printing and mailing costs, by signing up to receive your stockholder communications via email. With electronic delivery, you will be notified via email as soon as the Proxy Statement and Annual Report are available on the Internet, and you can submit your stockholder votes online. Electronic delivery can also help reduce the number of documents in your personal files.

If you would like to view future Proxy Statements and Annual Reports over the Internet instead of receiving paper copies, you can elect to do so by voting at www.proxyvote.com and providing your email address through that website after you vote. Your election to view these documents over the Internet will remain in effect until you elect otherwise. If you choose to view future Proxy Statements and Annual Reports over the Internet, next year you will receive an email with instructions on how to view those materials and vote.

Notice of Annual Meeting
of Stockholders

Wednesday, August 9, 2017

10:00 a.m. Eastern Daylight Time

www.virtualshareholdermeeting.com/CA2017

To the Stockholders of CA, Inc.:

Notice is hereby given that the 2017 annual meeting of stockholders of CA, Inc. will be held on Wednesday, August 9, 2017, at 10:00 a.m. Eastern Daylight Time. The annual meeting will be a virtual meeting held over the Internet. You will be able to attend the annual meeting, vote your shares electronically and submit your questions during the live webcast of the meeting by visiting www.virtualshareholdermeeting.com/CA2017 and entering the 16-digit control number provided in your proxy materials. You may also submit questions in advance of the meeting by visiting www.proxyvote.com.

The annual meeting will be held for the following purposes:

(1)

to elect 11 directors, each to serve until the next annual meeting and until his or her successor is duly elected and qualified;

(2)

to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2018;

(3)

to hold an advisory vote on the compensation of our Named Executive Officers;

(4)

to hold an advisory vote on the frequency of future votes to approve the compensation of our Named Executive Officers;

(5)

to approve an amendment to increase the number of authorized shares issuable under the CA, Inc. 2012 Compensation Plan for Non-Employee Directors; and

(6)

to transact any other business that properly comes before the meeting and any adjournment or postponement of the meeting.

The Board of Directors fixed the close of business on June 12, 2017 as the record date for determining the stockholders who are entitled to notice of, and to vote at, the annual meeting and any adjournment or postponement thereof.

A list of stockholders entitled to vote at the annual meeting will be available for inspection upon the request of any stockholder for any purpose germane to the meeting at our principal executive offices, 520 Madison Avenue, New York, New York 10022, during the 10 days before the meeting, during ordinary business hours, and online during the annual meeting at www.virtualshareholdermeeting.com/CA2017.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 9, 2017:

The Notice of Annual Meeting, Proxy Statement and Annual Report to Stockholders
are available on the Internet at www.proxyvote.com.

Whether or not you expect to attend the virtual annual meeting, please vote your shares by following the instructions contained in the accompanying Proxy Statement.

New York, New York June 22, 2017	Sincerely,

Michael C. Bisignano Executive Vice President, General Counsel and Corporate Secretary

GENERAL INFORMATION	1
Introduction	1
Availability of Proxy Materials	1
Virtual Annual Meeting	1
Record Date; Voting Rights; Quorum	2
Stockholders of Record; Street Name Stockholders	2
Proxy Solicitation	2
How to Vote	2
How Proxy Votes Are Tabulated	3
Vote Required to Approve Proposals	3
How to Revoke Your Proxy	4
Householding	4
Annual Report to Stockholders	4
CORPORATE GOVERNANCE	5
Corporate Governance Principles	5
Code of Conduct	5
Board Leadership Structure	5
Board Role in Risk Oversight	5
Director Independence	6
Board Committees and Meetings	6
Board Self-Assessment and Director Evaluation	7
Director Nominating Procedures	8
Communications with Directors	8
Related Person Transactions	9
Related Person Transactions in Fiscal Year 2017	9
Compensation Committee Interlocks and Insider Participation	9
Anti-Hedging and Pledging Policies	10
COMPENSATION OF DIRECTORS	11
Fiscal Year 2017 Director Compensation Table	12
PROPOSAL 1 ELECTION OF DIRECTORS	13
Majority Voting	13
Board Composition	13
Biographical Information and Qualifications of Director Nominees	15
PROPOSAL 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	21
Audit and Other Fees Paid to KPMG LLP	21
Audit Committee Pre-Approval Policies and Procedures	22
AUDIT COMMITTEE REPORT	23
COMPENSATION DISCUSSION AND ANALYSIS	24
Executive Summary	25
Compensation Philosophy	28
Discussion and Analysis	29
Other Important Compensation Matters	39

COMPENSATION AND HUMAN RESOURCES COMMITTEE REPORT ON EXECUTIVE COMPENSATION	45
COMPENSATION AND OTHER INFORMATION CONCERNING EXECUTIVE OFFICERS	46
Fiscal Year 2017 Summary Compensation Table	46
Fiscal Year 2017 Grants of Plan-Based Awards	48
Outstanding Equity Awards at 2017 Fiscal Year-End	50
Fiscal Year 2017 Option Exercises and Stock Vested	52
Fiscal Year 2017 Non-Qualified Deferred Compensation	53
Other Compensation Arrangements Provided to Our NEOs	54
Estimated Payments in the Event of Termination of Employment or Following a Change in Control	58
Risk Considerations Relating to Compensation	60
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS	61
Equity Compensation Plan Information	61
PROPOSAL 3 ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	62
PROPOSAL 4 ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	63
PROPOSAL 5 APPROVAL OF AMENDMENT TO INCREASE THE NUMBER OF AUTHORIZED SHARES ISSUABLE UNDER THE CA, INC. 2012 COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS	64
INFORMATION REGARDING BENEFICIAL OWNERSHIP OF PRINCIPAL STOCKHOLDERS, THE BOARD AND MANAGEMENT	68
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	70
STOCKHOLDER PROPOSALS FOR OUR 2018 ANNUAL MEETING	70
ADVANCE NOTICE PROCEDURES FOR OUR 2018 ANNUAL MEETING	70
OTHER BUSINESS	71
FORM 10-K	71
INCORPORATION BY REFERENCE	71
SUPPLEMENTAL FINANCIAL INFORMATION	72
Non-GAAP Financial Measures	72
EXHIBIT A: CA, INC. 2012 COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS (AS AMENDED)	A-1

PROXY STATEMENT

GENERAL INFORMATION

Introduction

This Proxy Statement is furnished to the holders of the common stock, par value $0.10 per share, of CA, Inc. (“Common Stock”) in connection with the solicitation of proxies by our Board of Directors for use at our 2017 annual meeting of stockholders and any adjournment or postponement of the meeting. The meeting will be held on August 9, 2017, at 10:00 a.m. Eastern Daylight Time. The annual meeting will be a completely virtual meeting held over the Internet. You will be able to attend the annual meeting, vote your shares electronically and submit your questions during the live webcast of the meeting by visiting www.virtualshareholdermeeting.com/CA2017 and entering the 16-digit control number provided in your proxy materials. You may also submit questions in advance of the meeting by visiting www.proxyvote.com. The matters expected to be acted upon at the meeting are set forth in the preceding Notice of Annual Meeting of Stockholders. At present, the Board of Directors knows of no other business to come before the meeting.

When this Proxy Statement refers to the “Company,” “we,” “us,” or “our,” it is referring to CA, Inc., also known as CA Technologies.

Availability of Proxy Materials

On or about June 22, 2017, we mailed our stockholders a notice regarding the availability of proxy materials on the Internet (“Notice of Internet Availability”) containing instructions on how to access our proxy materials, including this Proxy Statement and our Annual Report for the fiscal year ended March 31, 2017. If you received a Notice of Internet Availability by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request these materials. Other stockholders, in accordance with their prior requests, have received email notification of how to access our proxy materials and vote over the Internet, or have been mailed paper copies of our proxy materials and a proxy card or a vote instruction form from their bank or broker.

If you want to receive a paper or email copy of the proxy materials, you may request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed in the Notice of Internet Availability by July 26, 2017 to facilitate timely delivery.

Virtual Annual Meeting

This year’s annual meeting will be a completely virtual meeting and will be webcast live at www.virtualshareholdermeeting.com/CA2017. A replay of the annual meeting audio webcast will be available on our website for approximately one year from the date of the annual meeting.

A summary of the information you need to attend the annual meeting online is provided below:

●

instructions on how to attend the annual meeting are posted at www.virtualshareholdermeeting.com/CA2017;

●

stockholders will need to use the 16-digit control number provided in their proxy materials to attend the annual meeting and listen live to the webcast over the Internet at www.virtualshareholdermeeting.com/CA2017;

●

only stockholders as of the record date may vote or submit questions for the annual meeting; and

●

stockholders with questions regarding how to attend and participate in the annual meeting may call 1-855-449-0991 on the date of the annual meeting.

CA TECHNOLOGIES - 2017 Proxy Statement   1

Record Date; Voting Rights; Quorum

Only stockholders at the close of business on June 12, 2017 are entitled to notice of the annual meeting and to vote at the meeting or any adjournment or postponement thereof. On June 12, 2017, we had 421,219,295 outstanding shares of Common Stock. Each outstanding share of Common Stock is entitled to one vote. A majority of the outstanding shares of Common Stock, present or represented by proxy at the meeting, will constitute a quorum. For additional information, please see “How Proxy Votes Are Tabulated” below.

Stockholders of Record; Street Name Stockholders

If your shares of Common Stock are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered the “stockholder of record” with respect to those shares, and the Notice of Internet Availability (and, if applicable, the mailed or emailed proxy materials) is sent directly to you. If your shares are held in an account at a bank, broker, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the Notice of Internet Availability (and, if applicable, the mailed or emailed proxy materials) is forwarded to you by that firm.

Whether you are a stockholder of record or hold your shares in street name, you may direct your vote without participating in the virtual annual meeting. If you are a stockholder of record, you may vote your shares over the Internet or by telephone by following the instructions on the Notice of Internet Availability. If you request printed copies of the proxy materials by mail, you may also vote by signing and submitting your proxy card and returning it by mail. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as guardian, executor, trustee, custodian, attorney or officer of a corporation), you should indicate your name and title or capacity. If you are the beneficial owner of shares held in street name, you may be eligible to vote your shares electronically over the Internet or by telephone by following the instructions on the Notice of Internet Availability. If you request printed copies of the proxy materials by mail, you may also vote by signing the voter instruction form provided by your bank or broker and returning it by mail. If you provide specific directions to your broker or nominee on how to vote by mail, telephone or over the Internet, your shares will be voted by your broker or nominee as you have directed.

We may reimburse those firms for reasonable fees and out-of-pocket costs incurred by your bank, broker or nominee in forwarding the Notice of Internet Availability (and, if applicable, the mailed or emailed proxy materials) to you.

Proxy Solicitation

We will bear the cost of our solicitation of proxies. In addition to using the Internet, our directors, officers and employees may solicit proxies in person and by mail, telephone, facsimile, or electronic transmission, for which they will not receive any additional compensation. We will also make arrangements with brokers and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares of Common Stock held by those persons, and we may reimburse those custodians, nominees and fiduciaries for reasonable fees and out-of-pocket expenses incurred. We have retained Morrow Sodali LLC to assist us in soliciting proxies for a fee of $7,500, plus expenses.

How to Vote

You may vote in the following ways:

●

By Internet: You may vote your shares by Internet at www.proxyvote.com.

●

By telephone: You may vote your shares by telephone by calling 1-800-690-6903.

●

By mail: You may vote your shares by mail if you receive a printed copy of the proxy materials, which will include a proxy card.

●

Via the Virtual Meeting Website: Even if you plan to attend and participate in our virtual annual meeting via www.virtualshareholdermeeting.com/CA2017, we encourage you to vote over the Internet or by telephone as described above, or by returning a proxy card following your request of printed materials. This will ensure that your vote will be counted if you are unable to, or later decide not to, participate in the virtual annual meeting. Whether you are a stockholder of record or hold your shares in street name, you may vote online at the annual meeting. You will need to enter the 16-digit control number provided in your proxy materials to vote your shares at the virtual annual meeting.

CA TECHNOLOGIES - 2017 Proxy Statement   2

Unless you attend and vote at the virtual annual meeting, we must receive your vote by 11:59 p.m., Eastern Daylight Time, on August 8, 2017, the day before the virtual annual meeting, for your vote by proxy to be counted.

How Proxy Votes Are Tabulated

Only the shares of Common Stock represented by valid proxies received and not revoked will be voted at the meeting. Votes cast at the meeting by proxy or via the virtual meeting website will be tabulated by the Inspector of Election. The Inspector of Election will treat shares of Common Stock represented by a valid proxy as present at the meeting for purposes of determining a quorum, whether or not the proxy is marked as casting a vote or abstaining on any or all matters.

If you are a beneficial owner of shares held in street name and do not provide the firm that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the firm that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. Proposal 2 — Ratification of Appointment of Independent Registered Public Accounting Firm — is a routine matter on which brokers can vote on behalf of their clients if clients do not furnish voting instructions. All other proposals are non-routine matters.

If the firm that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, it will inform our Inspector of Election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.” Broker non-votes are treated as present for purposes of determining a quorum, but are not counted as votes “for” or “against” the matter in question or as abstentions, and they are not counted in determining the number of votes present for the particular matter.

If you are a stockholder of record and you:

●

indicate when voting on the Internet or by telephone that you wish to vote as recommended by our Board of Directors; or

●

sign and return a proxy card without giving specific voting instructions,

then the proxy holders (i.e., the persons named in the proxy card provided by our Board of Directors) will vote your shares in the manner recommended by our Board of Directors on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the meeting or any adjournment or postponement of the meeting.

If any other business properly comes before the meeting or any adjournment or postponement of the meeting, it is the intention of the proxy holders named in the accompanying proxy card to vote the shares represented by the proxy card on those matters in accordance with their best judgment.

Vote Required to Approve Proposals

Assuming that a quorum is present at the meeting, the following votes are required under our governing documents and Delaware state law:

Item	Vote Required	Effect of Abstentions and Broker Non-Votes on Vote Required
Proposal 1 — Election of directors	A majority of votes cast with regard to a director (which means that the number of votes cast “for” the director must exceed the number of votes cast “against” a director)	Abstentions and broker non-votes will have no effect on the election of directors since only votes cast “for” and “against” a director will be counted
Proposal 2 — Ratification of appointment of independent registered public accounting firm	Approval of a majority of shares present or represented by proxy and entitled to vote on the proposal	Abstentions will have the effect of a vote “against” the proposal If your broker holds shares in your name, the broker, in the absence of voting instructions from you, is entitled to vote your shares
Proposal 3 — Advisory vote to approve the compensation of our Named Executive Officers	Approval of a majority of shares present or represented by proxy and entitled to vote on the proposal	Abstentions will have the effect of a vote “against” the proposal Any broker non-votes will reduce the absolute number, but not the percentage, of affirmative votes needed for approval
Proposal 4 — Advisory vote to approve the frequency of future advisory votes to approve the compensation of our Named Executive Officers	The option that receives the greatest number of votes — every one year, every two years or every three years — will be considered the frequency that stockholders approve	Neither abstentions nor broker non-votes will affect the outcome

CA TECHNOLOGIES - 2017 Proxy Statement   3

Item	Vote Required	Effect of Abstentions and Broker Non-Votes on Vote Required
Proposal 5 — Approval of amendment to increase the number of authorized shares issuable under the CA, Inc. 2012 Compensation Plan for Non-Employee Directors	Approval of a majority of shares present or represented by proxy and entitled to vote on the proposal	Abstentions will have the effect of a vote “against” the proposal Any broker non-votes will reduce the absolute number, but not the percentage, of affirmative votes needed for approval

How to Revoke Your Proxy

You may revoke your proxy and change your vote at any time before the final vote at the annual meeting. You may revoke your proxy by submitting a written notice of revocation to the Corporate Secretary at CA, Inc., 520 Madison Avenue, New York, New York 10022. You may also revoke a previously submitted proxy by voting again on a later date over the Internet, by telephone or by signing and returning a new proxy card by mail (only your latest proxy submitted prior to the annual meeting will be counted), or by attending and voting at the virtual annual meeting. Your attendance at the virtual annual meeting will not automatically revoke your proxy unless you enter your 16-digit control number and vote again online at the annual meeting via the annual meeting website.

Householding

If you and other residents with the same last name at your mailing address own shares of Common Stock in street name, your broker or bank may have sent you a notice that your household will receive only one annual report and proxy statement. This practice of sending only one copy of an annual report and proxy statement is known as “householding.” You and such other residents will each receive a separate Notice of Internet Availability and proxy card with your own 16-digit control number, but those notices and proxy cards will be placed in one package addressed to the household. If you received a householding communication, your broker will send one copy of this Proxy Statement and our Annual Report for the fiscal year ended March 31, 2017 to your address unless contrary instructions were given by any stockholder at that address. If you received more than one copy of this Proxy Statement and our Annual Report this year and you wish to reduce the number of copies you receive in the future, and save us the cost of printing and mailing these documents, please contact your bank or broker.

You may revoke your consent to householding at any time by sending your name, the name of your bank or broker, and your account number to our Investor Relations Department at the address below. The revocation of your consent to householding will be effective 30 days following its receipt. In any event, if your household received a single set of the Proxy Statement and our Annual Report for this year, but you would prefer to receive your own copies, we will send a copy of the Proxy Statement and Annual Report to you if you send a written request to CA, Inc., Investor Relations Department, 520 Madison Avenue, New York, New York 10022, or contact our Investor Relations Department at 1-800-225-5224.

Annual Report to Stockholders

Our Annual Report for the fiscal year ended March 31, 2017 accompanies this Proxy Statement and is also available on the Internet. Please follow the instructions in the Notice of Internet Availability if you want to review our Annual Report online. Our Annual Report contains financial and other information about us. The Annual Report is not a part of this Proxy Statement.

CA TECHNOLOGIES - 2017 Proxy Statement   4

CORPORATE GOVERNANCE

The Board of Directors of the Company (the “Board”) is responsible for oversight of the management of the Company. The Board has adopted Corporate Governance Principles, which, along with the Company’s charter and By-laws, and the charters of the committees of the Board, provide the framework for the governance of the Company.

Corporate Governance Principles

We periodically consider and review our Corporate Governance Principles. Our current Corporate Governance Principles can be found, together with other corporate governance information, on our website at www.ca.com/invest. The Board also evaluates the principal committee charters from time to time, as appropriate.

Code of Conduct

We maintain a Code of Conduct that qualifies as a “code of ethics” under applicable Securities and Exchange Commission (“SEC”) regulations. Our Code of Conduct is applicable to all employees and directors, and is available on our website at www.ca.com/invest. Any amendment to, or waiver of, a provision of our Code of Conduct that applies to our directors or executive officers will be disclosed on our website.

Each of our Corporate Governance Principles and our Code of Conduct is available free of charge in print to any stockholder who requests a copy by writing to our Corporate Secretary at CA, Inc., 520 Madison Avenue, New York, New York 10022.

Board Leadership Structure

The Board is currently led by our Chairman, Arthur F. Weinbach, who is an independent director. Our Corporate Governance Principles do not specify a policy with respect to the separation of the positions of Chairman and Chief Executive Officer or with respect to whether the Chairman should be a member of management or a non-management director. The Board recognizes that there is no single, generally accepted approach to providing Board leadership, and given the dynamic and competitive environment in which we operate, the Board’s leadership structure may vary as circumstances warrant. The Board has determined that the leadership of the Board is currently best conducted by an independent Chairman.

The Chairman provides overall leadership to the Board in its oversight function, while the Chief Executive Officer, Michael P. Gregoire, provides leadership with respect to the day-to-day management and operation of our business. We believe the separation of the offices allows Mr. Weinbach to focus on managing Board matters and allows Mr. Gregoire to focus on managing our business. In addition, we believe the separation of the offices enhances the objectivity of the Board in its management oversight role. To further enhance the objectivity of the Board, all members of our Board are independent, except our Chief Executive Officer.

Board Role in Risk Oversight

Our management is responsible for managing risks affecting us, including identifying, assessing and appropriately mitigating risk. The responsibilities of the Board include oversight of our risk management processes, including working with management to establish and monitor the Company’s risk appetite. The Board regularly reviews and discusses with management our risk appetite and the significant risks that may affect our enterprise. Our Executive Vice President and Chief Financial Officer (whose department includes our enterprise risk management function) reports to the Board with respect to our enterprise risk management function (including operational, financial, strategic, legal and regulatory risks). The committees of the Board also provide risk oversight associated with their respective areas of responsibility. For example, the Audit Committee oversees risks related to our financial statements, our financial reporting processes, our internal control processes and accounting matters, and our business practices and compliance functions. In addition, the

CA TECHNOLOGIES - 2017 Proxy Statement   5

Compensation and Human Resources Committee (the “Compensation Committee”) provides oversight with respect to risks related to our compensation practices, and the Corporate Governance Committee oversees risks related to our corporate governance structure and processes. In fulfilling their oversight responsibilities, all committees receive regular reports on their respective areas of responsibility from members of management. The Chair of each committee, in turn, reports regularly to the full Board on matters including risk oversight.

The Board believes that our current Board and committee leadership structure helps to promote more effective risk oversight by the Board.

Director Independence

The Board has determined that 10 of the nominees for election at the annual meeting (all the nominees other than Mr. Gregoire) are independent under The NASDAQ Stock Market LLC (“NASDAQ”) listing requirements and our Corporate Governance Principles. Mr. Gregoire is not independent because he is our Chief Executive Officer.

In the course of the Board’s determination regarding the independence of each non-employee director, the Board considers transactions, relationships and arrangements as required by the independence guidelines contained in our Corporate Governance Principles. There were no transactions, relationships or arrangements outside of the independence guidelines that required review by the Board for purposes of determining whether the directors were independent.

All members of the Audit, Compensation and Corporate Governance Committees are independent directors as defined by NASDAQ listing requirements and our Corporate Governance Principles. Members of the Audit Committee also satisfy the separate independence requirements of the SEC.

The independence guidelines contained in our Corporate Governance Principles are available on our website at www.ca.com/invest.

Board Committees and Meetings

The Board currently has three principal committees — the Audit Committee, the Compensation Committee and the Corporate Governance Committee — to carry out certain responsibilities and to assist the Board in meeting its fiduciary obligations. These committees operate under written charters, which have been adopted by the respective committees and by the Board. The charters of the current committees can be reviewed on our website at www.ca.com/invest and are also available free of charge in print to any stockholder who requests them by writing to our Corporate Secretary at CA, Inc., 520 Madison Avenue, New York, New York 10022.

During fiscal year 2017, the Board met 13 times. The independent directors also meet at Board meetings in executive session without any non-independent director or member of management present. Mr. Weinbach, who is an independent director, presided at these executive sessions. During fiscal year 2017, each incumbent director attended, in the aggregate, more than 75% of the Board meetings and meetings of the Board committees on which the director served.

The current members of the Board’s three principal committees are as follows:

Independent Directors	Audit	Compensation and Human Resources	Corporate Governance
J. Alder
R.J. Bromark
R. Kapoor
J.G. Katz
K. Koplovitz
C.B. Lofgren
R. Sulpizio
L.S. Unger
R. Zambonini
Number of Meetings in Fiscal Year 2017	6	8	5
Chair

Information about the principal responsibilities of these committees appears below.

CA TECHNOLOGIES - 2017 Proxy Statement   6

Audit Committee

The general purpose of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities with respect to:

●

our financial reporting, including the audits of our financial statements and the integrity of our financial statements and internal controls;

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the qualifications and independence of our independent registered public accounting firm (including the Audit Committee’s direct responsibility for the engagement of the independent registered public accounting firm);

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the performance of our internal audit function and independent registered public accounting firm;

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our compliance activities relating to accounting and financial reporting; and

●

our Business Practices and Compliance Program.

The Board has determined that Messrs. Bromark and Kapoor qualify as “audit committee financial experts” and that all members of the Audit Committee are independent under applicable SEC and NASDAQ rules. Additional information about the responsibilities of the Audit Committee is set forth in the Audit Committee charter.

Compensation and Human Resources Committee

The general purpose of the Compensation Committee is to assist the Board in fulfilling its responsibilities with respect to executive compensation and human resources matters, including to:

●

develop an executive compensation philosophy and objectives and establish principles to guide the design and select the components of executive compensation;

●

approve the amount and the form of compensation, as well as the other terms of employment, of the Company’s executive officers (as defined in the applicable SEC regulations), including the Chief Executive Officer and the other Named Executive Officers (who are identified in the "Fiscal Year 2017 Summary Compensation Table" below);

●

evaluate, in coordination with the Corporate Governance Committee and the other independent members of the Board, the performance of the Chief Executive Officer; and

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recommend to the Board approval of all executive compensation plans and programs.

The Board has determined that all members of the Compensation Committee are independent under applicable NASDAQ rules. Additional information about the Compensation Committee’s responsibilities is set forth in the Compensation Committee charter. A description of the role of the compensation consultant retained by the Compensation Committee and the role of executive officers in determining executive compensation is set forth in “Compensation Discussion and Analysis” below.

Corporate Governance Committee

The general purpose of the Corporate Governance Committee is to assist the Board in fulfilling its responsibilities with respect to our governance, including making recommendations to the Board concerning:

●

the size and composition of the Board, the qualifications and independence of the directors and the recruitment and selection of individuals to stand for election as directors;

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the organization and operation of the Board, including the nature, size and composition of committees of the Board, the designation of committee chairs, the designation of a Lead Independent Director, Chairman of the Board or similar position, and the distribution of information to the Board and its committees; and

●

the compensation of non-employee directors.

In addition, the Corporate Governance Committee evaluates, in coordination with the Compensation Committee, the performance of the Chief Executive Officer.

The Board has determined that all members of the Corporate Governance Committee are independent under applicable NASDAQ rules. Additional information about the Corporate Governance Committee’s responsibilities is set forth in the Corporate Governance Committee charter.

Board Self-Assessment and Director Evaluation

In accordance with our Corporate Governance Principles, the Board conducts an annual self-assessment of its performance to determine whether the Board and its committees are functioning effectively. As part of this process, each director completes a written questionnaire regarding the effectiveness of the Board and each committee on which the director serves. Additionally, the Chairman of the Board and the Chair of the Corporate Governance Committee coordinate an annual evaluation of the performance of each director. This evaluation includes an interview by the Chairman of the Board with each director to solicit comments regarding the performance of individual directors, as well as an interview by

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the Chair of the Corporate Governance Committee with each director to solicit comments regarding the performance of individual directors and the Chairman of the Board. Feedback received in response to the written questionnaires and during the interviews is discussed at Board and committee meetings to address any significant issues raised.

Director Nominating Procedures

The Corporate Governance Committee will consider director candidates recommended by stockholders. In considering candidates submitted by stockholders, the Corporate Governance Committee will take into consideration the factors specified in our Corporate Governance Principles, as well as the current needs of the Board and the qualifications of the candidate. The Corporate Governance Committee may also take into consideration the number of shares held by the recommending stockholder and the length of time that those shares have been held. To recommend a candidate for consideration by the Corporate Governance Committee, a stockholder must submit the recommendation in writing, including the following information:

●

the name of the stockholder and evidence of the stockholder’s ownership of Common Stock, including the number of shares owned and the length of time the shares have been owned; and

●

the name of the candidate, the candidate’s résumé or a list of the candidate’s qualifications to be a director of the Company, and the candidate’s consent to be named as a director nominee if recommended by the Corporate Governance Committee and nominated by the Board.

Recommendations and the information described above should be sent to the Corporate Secretary at CA, Inc., 520 Madison Avenue, New York, New York 10022.

Once a person has been identified by the Corporate Governance Committee as a potential candidate, the Corporate Governance Committee may: collect and review publicly available information regarding the person to assess whether the person should be considered further; request additional information from the candidate and the proposing stockholder; contact references or other persons to assess the candidate; and conduct one or more interviews with the candidate. The Corporate Governance Committee may consider that information in light of information regarding any other candidates that the Corporate Governance Committee may be evaluating at that time, as well as any relevant director search criteria. The evaluation process generally does not vary based on whether a candidate is recommended by a stockholder; however, as stated above, the Corporate Governance Committee may take into consideration the number of shares held by the recommending stockholder and the length of time that those shares have been held.

In addition to recommending director candidates to the Corporate Governance Committee, stockholders may also nominate candidates for election to the Board at the annual meeting of stockholders. See “Advance Notice Procedures for Our 2018 Annual Meeting” below, for more information.

In addition to stockholder recommendations, the Corporate Governance Committee may receive suggestions as to nominees from our directors, officers or other sources, which may be either unsolicited or in response to requests from the Corporate Governance Committee for these suggestions. In addition, the Corporate Governance Committee may engage search firms to assist it in identifying director candidates.

Communications with Directors

The Board is interested in receiving communications from stockholders and other interested parties, which would include, among others, customers, suppliers and employees. These parties may contact any member (or members) of the Board or any committee, the non-employee directors as a group, or the Chair of any committee, by mail or electronically. In addition, the Audit Committee is interested in receiving communications from employees and other interested parties, which would include stockholders, customers, suppliers and employees, on issues regarding accounting, internal controls or auditing matters. Any such correspondence should be addressed to the appropriate person or persons, either by name or title, and sent by postal mail to the office of the Corporate Secretary at CA, Inc., 520 Madison Avenue, New York, New York 10022, or by email to directors@ca.com.

The Corporate Secretary will forward to the applicable directors each communication received as described above in the preceding paragraph other than: spam and similar junk mail and mass mailings; product complaints, product inquiries and new product suggestions; résumés and other job inquiries; surveys; business solicitations or advertisements; and any communication that is deemed unduly hostile, threatening, illegal or similarly unsuitable.

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Related Person Transactions

The Board has adopted a Related Person Transactions Policy, which is a written policy governing the review and approval or ratification of Related Person Transactions, as defined in SEC rules.

Under the Related Person Transactions Policy, each of our directors, nominees for director and executive officers must notify the General Counsel and/or the Corporate Secretary of any potential Related Person Transaction involving that person or an immediate family member of that person. The General Counsel and/or the Corporate Secretary will review each potential Related Person Transaction to determine if it is subject to the Related Person Transactions Policy. If so, the transaction will be referred for approval or ratification to the Corporate Governance Committee, which will approve or ratify the transaction only if it determines that the transaction is in, or is not inconsistent with, our best interests and the best interests of our stockholders. In determining whether to approve or ratify a Related Person Transaction, the Corporate Governance Committee may consider, among other things:

●

the fairness to us of the Related Person Transaction;

●

whether the terms of the Related Person Transaction would be on the same basis if the transaction, arrangement or relationship did not involve a related person;

●

the business reasons for us to participate in the Related Person Transaction;

●

the nature and extent of our participation in the Related Person Transaction;

●

whether any Related Person Transaction involving a director, nominee for director or an immediate family member of a director or nominee for director would be immaterial under the categorical standards adopted by the Board with respect to director independence contained in our Corporate Governance Principles;

●

whether the Related Person Transaction presents an actual or apparent conflict of interest for any director, nominee for director or executive officer, the nature and degree of such conflict and whether any mitigation of such conflict is feasible;

●

the availability of other sources for comparable products or services;

●

the direct or indirect nature and extent of the related person’s interest in the Related Person Transaction;

●

the ongoing nature of the Related Person Transaction;

●

the relationship of the related person to the Related Person Transaction and with us and others;

●

the importance of the Related Person Transaction to the related person; and

●

the amount involved in the Related Person Transaction.

The Corporate Governance Committee administers the Related Person Transactions Policy and may review, and recommend amendments to, the Related Person Transactions Policy from time to time.

Related Person Transactions in Fiscal Year 2017

Since the beginning of fiscal year 2017, there has been one Related Person Transaction.

We engaged an IT-staffing and consulting company to provide software development services from October 2015 through October 2017. The IT-staffing and consulting company in turn engaged Jon Elster, the brother of Adam Elster, President, Global Field Operations, as a subcontractor to provide these software development services. As consideration for those services, we paid the IT-staffing and consulting company $240,000 during fiscal year 2017, and currently expect to pay $125,000 during fiscal year 2018 through the end of the engagement. We have been advised by the IT-staffing and consulting company that they have paid, and will continue to pay, Jon Elster a significant portion but not the entirety of the fees paid by us under this engagement. The foregoing transaction was approved by the Corporate Governance Committee.

Compensation Committee Interlocks and Insider Participation

During fiscal year 2017, there were no compensation committee interlocks and no insider participation in Compensation Committee decisions that were required to be reported under the rules and regulations of the Securities Exchange Act of 1934, as amended.

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Anti-Hedging and Pledging Policies

As part of our policy against insider trading, our directors, officers and other employees are prohibited from purchasing or selling (1) short-term or speculative securities that are based on Company securities and (2) financial instruments designed to hedge or offset any change in the market value of Company securities. Prohibited instruments include prepaid variable forward contracts, puts or calls and other exchange-traded options, swaps, collars, exchange funds and other derivative securities. “Short-sales” of Company securities are also prohibited. Pledging of any Company securities by our executive officers and directors is not permitted without the approval of the Chief Executive Officer and the Compensation Committee.

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COMPENSATION OF DIRECTORS

General

Only our non-employee directors receive compensation for their services as directors. Fees are paid to non-employee directors under our 2012 Compensation Plan for Non-Employee Directors (the “2012 Plan”). The 2012 Plan also allows the Board of Directors to authorize the payment of additional fees to any eligible director who chairs a committee of the Board or to an eligible director serving as the lead independent director or Chairman of the Board. Currently, each of our non-employee directors receive compensation pursuant to the 2012 Plan.

From time to time, the Board evaluates and establishes the fees payable to non-employee directors. The Board established the current fees in May 2014. The customary process involved a review of non-employee director compensation by the Corporate Governance Committee and its recommendation of a proposal to the Board. In conducting its review, the Corporate Governance Committee engaged Willis Towers Watson, compensation consultant to the Compensation Committee, to provide advice regarding design, competitive market data and trends, and other pertinent matters. Willis Towers Watson has also provided advice to the Corporate Governance Committee with respect to the proposed amendment to the 2012 Plan. See “Proposal 5 - Approval of Amendment to Increase the Number of Authorized Shares Issuable Under the CA, Inc. 2012 Compensation Plan for Non-Employee Directors” below.

All non-employee director fees are paid in the form of deferred stock units, but each non-employee director may elect to receive a portion of his or her director fees in cash. We do not have stock ownership requirements for our non-employee directors since, as described below, the deferred stock units are not settled and paid out until termination of service. The following table shows the annual fees for our non-employee directors and the maximum permissible cash election with respect to those fees.

Annual Fee Description	Fee	Maximum Cash Election
Non-Employee Director	$325,000	$ 100,000
Chairman of the Board	$100,000	50%
Audit Committee Chair	$25,000	50%
Compensation and Human Resources Committee Chair	$15,000	50%
Corporate Governance Committee Chair	$10,000	50%

In settlement of the deferred stock units following termination of service, a director receives shares of Common Stock in an amount equal to the number of deferred stock units in the director’s deferred compensation account. The deferred stock units are settled, at the election of the director, by delivery of shares of Common Stock either in a lump sum or in up to 10 annual installments beginning on the first business day of the calendar year after termination of service.

To further our commitment to support charities, directors may participate in our Matching Gifts Program. Under this program, we match contributions by directors up to an aggregate amount of $25,000 per fiscal year by a director to charities approved by us. Upon the mandatory retirement of a director in accordance with our Director Retirement Policy, we also make a one-time donation of $10,000 to a charity specified by the retiring director.

We also provide directors with, and pay premiums for, director and officer liability insurance and we reimburse directors for reasonable expenses incurred for Company business.

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Fiscal Year 2017 Director Compensation Table

The following table includes information about compensation paid to our non-employee directors for the fiscal year ended March 31, 2017.

Director	Fees Earned or Paid in Cash(1) ($)	Stock Awards(1)(2) ($)	Option Awards ($)	All Other Compensation(3)(4)(5)(6) ($)	Total ($)
J. Alder(7)	101,712	226,707	—	4,888	333,307
R.J. Bromark	112,500	237,500	—	—	350,000
G.J. Fernandes(8)	—	110,954	—	35,000	145,954
M.P. Gregoire(9)	—	—	—	—	—
R. Kapoor	75,000	250,000	—	25,000	350,000
J.G. Katz	100,000	225,000	—	—	325,000
K. Koplovitz	100,000	225,000	—	25,000	350,000
C.B. Lofgren	105,000	230,000	—	11,325	346,325
R. Sulpizio	107,500	232,500	—	25,000	365,000
L.S. Unger	100,000	225,000	—	12,150	337,150
A.F. Weinbach	—	425,000	—	25,000	450,000
R. Zambonini	100,000	225,000	—	—	325,000
(1)

As noted above, all director fees under the 2012 Plan are paid in deferred stock units, except that directors may elect in advance to have a specified portion of those fees paid in cash. The maximum cash election with respect to the $325,000 annual non-employee director fee is $100,000. The maximum cash election for the chairman and committee chair fees is 50% of those fees. The amounts in the “Fees Earned or Paid in Cash” column represent the amounts paid to directors who elected to receive a portion of their director fees in cash.

(2)

As required by SEC rules, this column represents the aggregate grant date fair value of awards computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, “Compensation — Stock Compensation” for deferred stock units. The aggregate grant date fair value for deferred stock units is calculated by multiplying the number of deferred stock units by the closing market price of the Common Stock on the date the deferred stock units are credited to a director’s account.

As of March 31, 2017, the following deferred stock units had been credited to each director’s account:

Director	Aggregate Number of Deferred Stock Units
J. Alder	39,476
R.J. Bromark	66,265
G.J. Fernandes(8)	—
M.P. Gregoire(9)	—
R. Kapoor	54,551
J.G. Katz	15,118
K. Koplovitz	55,528
C.B. Lofgren	84,368
R. Sulpizio	51,528
L.S. Unger	71,607
A.F. Weinbach	119,962
R. Zambonini	68,436
(3)

The amounts in this column include contributions we made under our Matching Gifts Program in fiscal year 2017. Under our current Matching Gifts Program, we match up to $25,000 of director charitable contributions made in each fiscal year by each director. The contributions we paid or accrued under our Matching Gifts Program in fiscal year 2017 were as follows: Mr. Alder, $4,888; Mr. Fernandes, $25,000; Mr. Kapoor, $25,000; Ms. Koplovitz, $25,000; Mr. Lofgren, $11,325; Mr. Sulpizio, $25,000; Ms. Unger, $12,150; and Mr. Weinbach, $25,000.

(4)

The amounts in this column include contributions under our Director Retirement Policy in fiscal year 2017. Under our current Director Retirement Policy, we make a one-time donation of $10,000 to a charity specified by the retiring director. The donations we paid or accrued under our Director Retirement Policy in fiscal year 2017 were as follows: Mr. Fernandes: $10,000.

(5)

We provide directors with, and pay premiums for, director and officer liability insurance and reimburse directors for reasonable travel and accommodation expenses incurred for Company business, the values of which are not included in this table.

(6)

Directors receive dividend or dividend equivalents on deferred stock units held in their deferred compensation accounts. This amount is not included in the “All Other Compensation” column because the deferred stock units are granted at fair market value, which reflects the expected dividend equivalents to be received.

(7)

Mr. Alder received prorated annual director fees during fiscal year 2017 for service as Compliance and Risk Committee Chair. The annual fee for service as Compliance and Risk Committee Chair was $10,000, and the maximum permissible cash election with respect to that fee was 50%. The Compliance and Risk Committee was dissolved in August 2016.

(8)

Mr. Fernandes concluded his service as a director in August 2016. In connection therewith, 123,049 deferred stock units were settled, at Mr. Fernandes’ election, by delivery of shares of Common Stock in a lump sum in January 2017.

(9)

As Chief Executive Officer, Mr. Gregoire is compensated as an employee of the Company and, as such, he received no compensation in his capacity as a director in fiscal year 2017. For a description of Mr. Gregoire’s fiscal year 2017 compensation, please see “Compensation and Other Information Concerning Executive Officers” below.

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PROPOSAL 1

ELECTION OF DIRECTORS

On the recommendation of the Corporate Governance Committee, the Board has nominated the persons listed below for election as directors at the annual meeting, each to serve until the next annual meeting and until his or her successor is duly elected and qualified. Each of the nominees is an incumbent director.

Each of the nominees has confirmed to us that he or she expects to be able to continue to serve as a director until the end of his or her term. If, however, at the time of the annual meeting, any of the nominees named below is not available to serve as a director (an event that the Board does not anticipate), all the proxies granted to vote in favor of that director’s election will be voted for the election of any other person or persons that the Board may nominate.

Our policy is that all directors and nominees should attend our annual meetings of stockholders. Each of our 11 directors attended the 2016 annual meeting of stockholders.

Majority Voting

Under our majority voting standard for uncontested elections of directors, a director nominee will be elected only if the number of votes cast “for” exceeds the number of votes “against” the director’s election. In contested elections, the plurality voting standard will apply, under which the nominees receiving the most votes will be elected regardless of whether those votes constitute a majority of the shares voted at the meeting. Under our Corporate Governance Principles, if a director does not receive more votes “for” than votes “against” at an annual meeting of stockholders, generally the Board will have 90 days from the certification of the vote to accept or reject the individual’s irrevocable resignation that all incumbent directors are required to submit before the mailing of the Proxy Statement for the annual meeting.

Board Composition

The Board and the Corporate Governance Committee each strive to ensure that the Board is composed of engaged, independent directors with diverse backgrounds, who are committed to representing the long-term interests of our stockholders. Our directors are expected to possess the highest personal and professional ethics, integrity and values. They must have an inquisitive and objective perspective, practical wisdom and mature judgment, and be willing and able to devote sufficient time to fulfill their responsibilities to us and our stockholders.

Diversity

The Board does not have a formal policy with respect to diversity. However, the Board and the Corporate Governance Committee each believe that it is essential that the Board members represent diverse viewpoints, with a broad array of experiences, professions, skills, geographic representation and backgrounds that, when considered as a group, provide a sufficient mix of perspectives to allow the Board to best fulfill its responsibilities to the long-term interests of the Company’s stockholders.

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Board Renewal

The Board and the Corporate Governance Committee each believe it is important to have experienced directors with a deep understanding of the Company’s business as well as other directors who bring fresh perspectives to the Board. In their efforts to identify potential director candidates, the Board and the Corporate Governance Committee consider:

●

the input from the Board’s self-assessment process to identify the backgrounds and expertise that are desired; and

●

the future needs of the Board in light of anticipated director retirements under our director tenure policies.

As a means to ensure orderly Board succession, our director tenure policies (contained in our Corporate Governance Principles) require that:

●

a director may serve only until the annual meeting after the director’s 75th birthday; and

●

the Corporate Governance Committee shall determine whether to recommend to the Board that any action be taken as a result of a director’s retirement from his or her principal occupation or a material change in his or her principal occupation or business association.

The Board’s ongoing assessment of its collective skills, experience and expertise has resulted in the recruitment of three new independent directors since 2011. Below are highlights of the composition of our director nominees:

EXPERIENCE AND SKILLS

	Finance	International Business	Senior Leadership	Public Company	Governance	Technology
J. Alder
R.J. Bromark
M.P. Gregoire
R. Kapoor
J.G. Katz
K. Koplovitz
C.B. Lofgren
R. Sulpizio
L.S. Unger
A.F. Weinbach
R. Zambonini

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Biographical Information and Qualifications of Director Nominees

Set forth below are each nominee’s name, age, principal occupation for at least the last five years and other biographical information, including the year in which each was first elected a director of the Company. In addition, the biographies discuss the particular experience, qualifications, attributes and skills of the director that, in light of the Company’s business and structure, led the Board to conclude that the individual should serve on the Board of the Company.

JENS ALDER
Chairman Alpiq Holding AG Age: 59 Director since: 2011 Committees: Audit

Business Experience

Mr. Alder served as Chief Executive Officer of TDC A/S, Denmark’s largest telecommunications provider, from 2006 to 2008. Prior to that, Mr. Alder served as Chief Executive Officer of Swisscom Ltd., Switzerland’s largest telecommunications provider, from 1999 to 2006 after serving as its Executive Vice President of Network Services and Wholesale from 1998 to 1999.

Current Directorships

Mr. Alder has served, since 2013, as Chairman of the Board of Goldbach Group AG, a publicly held electronic media company based in Switzerland, and, since 2015, as Chairman of the Board of Alpiq Holding AG, a publicly held energy services provider based in Switzerland.

Previous Directorships

Mr. Alder served as Chairman of the Board of Sanitas Krankenversicherung, a privately held health insurance company based in Switzerland, from 2009 to 2017, RTX Telecom A/S, a publicly held telecommunications component and handset producer based in Denmark, from 2010 to 2014, Chairman of the Board of Industrielle Werke Basel, the state-owned public utility of Basel, Switzerland, from 2010 to 2015, a director of Sunrise Communications AG, a privately held telecommunications company based in Switzerland, from 2008 to 2010, a director of TA Management A/S, a privately held company supporting Danish banks restructuring distressed companies, from 2009 to 2010, a director of Copenhagen International School, an international school in Denmark, from 2008 to 2010, a director of Neue Zürcher Zeitung AG, a publicly held Swiss newspaper, from 2010 to 2013, and a director of BG Consulting Engineers, a privately held civil engineering group with operations in Switzerland, France and Algeria, from 2011 to 2015.

Qualifications

Mr. Alder’s qualifications include: international experience; extensive experience in the technology industry; leadership experience at large, complex companies; and governance experience as a member or chair of boards of numerous companies.

RAYMOND J. BROMARK
Retired Partner PriceWaterhouseCoopers LLP Age: 71 Director since: 2007 Committees: Audit, Chair

Business Experience

Mr. Bromark is a retired Partner of PricewaterhouseCoopers, LLP (“PwC”), an international accounting and consulting firm. He joined PwC in 1967 and became a Partner in 1980. He was Partner and Head of the Professional, Technical, Risk and Quality Group of PwC from 2000 to 2006, a Global Audit Partner from 1994 to 2000 and Deputy Vice Chairman, Auditing and Business Advisory Services from 1990 to 1994. In addition, he served as a consultant to PwC from 2006 to 2007.

Current Directorships

Mr. Bromark has served, since 2016, as a director of Frontera Energy Corporation, formerly known as Pacific Exploration & Production Corporation, an explorer and producer of natural gas and crude oil, since July 2011 as a director of YRC Worldwide, Inc., a transportation service provider, and, since March 2011 as a director of Tesoro Logistics GP, LLC, the general partner of Tesoro Logistics LP, an operator, developer and acquirer of crude oil, refined products and natural gas logistics assets. He chairs the audit committee of Frontera Energy Corporation, chairs the audit/ethics committee of YRC Worldwide, Inc., and also chairs the audit committee of Tesoro Logistics GP, LLC.

Previous Directorships

Mr. Bromark was a director of World Color Press, Inc., a provider of printing services, and chaired its audit committee, from 2009 to 2010 when the company merged into another company.

Other Experience

Mr. Bromark is a member of the American Institute of Certified Public Accountants (the “AICPA”) and in previous years has participated as a member of the University of Delaware’s Weinberg Center for Corporate Governance’s Advisory Board. Mr. Bromark was PwC’s representative on the AICPA’s Center for Public Company Audit Firms’ Executive Committee. He has also been a member of the Financial Accounting Standards Board Advisory Council, the Public Company Accounting Oversight Board’s Standing Advisory Group, the AICPA’s Special Committee on Financial Reporting, the AICPA’s SEC Practice Section Executive Committee and the AICPA’s Ethics Executive Committee.

Qualifications

Mr. Bromark’s qualifications include: extensive experience in accounting, auditing, financial reporting, and compliance and regulatory matters; deep understanding of financial controls and familiarity with large public company audit clients; extensive experience in leadership positions at PwC; and public company governance experience as a member or chair of boards and board committees of public companies.

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MICHAEL P. GREGOIRE
CEO CA, Inc. Age: 51 Director since: 2013

Business Experience

Mr. Gregoire has been Chief Executive Officer of the Company since January 2013. Previously, he served as President and Chief Executive Officer of Taleo Corporation (“Taleo”), a provider of on-demand talent management software solutions, from March 2005 until Taleo’s acquisition by Oracle Corporation in April 2012. Mr. Gregoire served as a director of Taleo from April 2005 to April 2012 and served as Taleo’s Chairman of the Board from May 2008 to April 2012. Mr. Gregoire served as Executive Vice President, Global Services and held various other senior management positions at PeopleSoft, Inc., an enterprise software company, from May 2000 to January 2005. Mr. Gregoire served as Managing Director for global financial markets at Electronic Data Systems, Inc., a global technology services company, from 1996 to April 2000, and in various other roles from 1988 to 1996.

Current Directorships

Mr. Gregoire has served, since January 2014, as a director of Automatic Data Processing, Inc., a provider of human capital management solutions to employers and integrated computing solutions to vehicle dealers. Mr. Gregoire has served, since September 2013, as a director of NPower, a non-profit information technology services network.

Previous Directorships

As stated above, Mr. Gregoire served as a director of Taleo from April 2005 to April 2012 and served as Taleo’s Chairman of the Board from May 2008 to April 2012. Mr. Gregoire served as a director of ShoreTel, Inc., a provider of business communication solutions, from November 2008 to January 2014. He chaired the compensation committee of ShoreTel, Inc. from July 2010 to January 2014.

Other Experience

Mr. Gregoire has served on the Executive Council of TechNet, a national, bipartisan network of technology CEOs and senior executives that promotes the growth of the innovation economy, since November 2014. Mr. Gregoire serves on the Business Roundtable’s Technology, Internet & Innovation Committee.

Qualifications

Mr. Gregoire’s qualifications include: extensive executive leadership experience with public companies in the software and services sectors, including as Chief Executive Officer of the Company; extensive experience in the technology industry; and public company governance experience as a member of boards and a member and chair of board committees of public companies.

ROHIT KAPOOR
Vice Chairman and CEO ExlService Holdings, Inc. Age: 52 Director since: 2011 Committees: Audit Corporate Gov.

Business Experience

Mr. Kapoor has been Vice Chairman and Chief Executive Officer of ExlService Holdings, Inc. (“EXL Holdings”), a provider of outsourcing and transformation services, since April 2012 and has been a director of EXL Holdings since 2002. Mr. Kapoor co-founded ExlService.com, Inc. (“EXL Inc.”), a wholly owned subsidiary of EXL Holdings, in April 1999. Mr. Kapoor served as EXL Holdings’ President and Chief Executive Officer from May 2008 to April 2012, its Chief Financial Officer from November 2002 to June 2005 and from August 2006 to March 2007, as its Chief Operating Officer from June 2007 to April 2008 and as President and Chief Financial Officer of EXL Inc. since August 2000. Prior to founding EXL Inc., Mr. Kapoor served as a business head of Deutsche Bank from July 1999 to July 2000. From 1991 to 2000, Mr. Kapoor served in various capacities at Bank of America in the United States and Asia, including India.

Current Directorships

As stated above, Mr. Kapoor has served, since 2002, as a director of EXL Holdings. Mr. Kapoor has served, since March 2014, as a director of the Tri-State chapter of Pratham USA, an education non-profit organization.

Qualifications

Mr. Kapoor’s qualifications include: extensive leadership experience at a public company; extensive accounting experience; international experience; entrepreneurial experience; governance experience as a member of the board of a public company; and a deep understanding of operational efficiencies.

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JEFFREY G. KATZ
CEO Journera, LLC Age: 62 Director since: 2015 Committees: Audit

Business Experience

Jeffrey G. Katz served as Chief Executive Officer of Journera, LLC, a travel technology company, since 2016. Previously, he served as Chief Executive Officer of Wize Commerce, Inc., a provider of online monetization and traffic acquisition technology solutions, from 2010 to 2014. Prior to joining Wize Commerce, Mr. Katz served as President and Chief Executive Officer of LeapFrog Enterprises, Inc., a provider of digital educational entertainment solutions for children, from 2006 to 2010. In addition, he served as the Executive Chairman of LeapFrog Enterprises from 2010 to 2011. Previously, Mr. Katz served as the Founding Chairman, President and Chief Executive Officer of Orbitz Worldwide, Inc., a global online travel company from 2000 to 2004. Mr. Katz also served as Chief Executive Officer of Swissair, formerly Switzerland’s national airline, and held various leadership positions at American Airlines Group, Inc. (formerly AMR Corporation) and Lawrence Livermore National Laboratory, a federal science research facility.

Current Directorships

Mr. Katz has served, since 2013, as a director of R.R. Donnelley & Sons Company, a digital and print communications business.

Previous Directorships

Mr. Katz served as a director of Digital River, Inc., a provider of online commerce, payments and marketing solutions, from 2014 to 2015, LeapFrog Enterprises from 2005 to 2011, Northwest Airlines Corporation from 2005 to 2008 and Orbitz from 2000 to 2004.

Qualifications

Mr. Katz’s qualifications include: extensive executive leadership experience at large, complex companies; extensive experience in the technology industry; international experience; and governance experience as a member or chair of boards and board committees of public companies.

KAY KOPLOVITZ
Chairman and CEO Koplovitz & Co., LLC Age: 72 Director since: 2008 Committees: Compensation and HR Corporate Gov.

Business Experience

Ms. Koplovitz has been Chairman and Chief Executive Officer of Koplovitz & Co., LLC, a media and investment firm, since 1998. She is a founder of USA Network, an international cable television programming company, and served as its Chairman and Chief Executive Officer from 1977 to 1998. Ms. Koplovitz launched the Sci-Fi Channel (currently Syfy) in 1992. In 2001, Ms. Koplovitz co-founded Boldcap Ventures, a venture capital fund focused on investing in early to mid-stage companies, primarily in the healthcare and technology sectors, of which she is a governing board member. In 2016, Ms. Koplovitz co-founded the Springboard Growth Capital to invest in companies in technology and life science led by women.

Current Directorships

Ms. Koplovitz has served, since 2014, on the board of Time Inc., a media and publishing company. She currently serves on the boards of Ion Media Networks, Inc., a privately held television and media company, The Paley Center for Media (formerly the Museum of Television and Radio) (where she has emeritus status), the International Tennis Hall of Fame, and as Chairman of Springboard Enterprises, a non-profit organization that supports emerging growth ventures led by women.

Previous Directorships

Ms. Koplovitz was a director of General Reinsurance Corporation, a property/casualty and life/health reinsurance company, from 1990 to 1998, was a director of Nabisco, a manufacturer of cookies and snacks, from 1992 to 2000, served as a director and member of the governance committee of Oracle Corporation, a database software and middleware company, from 1998 to 2001, was a director of Instinet Group, Inc., an electronic brokerage services provider, from 2001 to 2007, served as Chairman of Joy Berry Enterprises, Inc., a privately held publisher of children’s books, from 2008 to 2013, was a director of Kate Spade & Company (formerly Fifth & Pacific Companies, Inc. and Liz Claiborne, Inc.), a designer and marketer of fashion apparel and accessories, from 1992 to 2015, where she also served as non-executive Chairman of the Board from 2007 to 2013, and, as stated above, served as Chairman of USA Network from 1977 to 1998.

Other Experience

Ms. Koplovitz is a member of the Board of Visitors, College of Letters and Science at the University of Wisconsin-Madison.

Qualifications

Ms. Koplovitz’s qualifications include: extensive executive leadership experience at a large, complex company; entrepreneurial experience; extensive marketing and sales experience; technology experience; venture capital investment experience; and public company governance experience as a member or chair of boards and board committees of public companies.

CA TECHNOLOGIES - 2017 Proxy Statement   17

CHRISTOPHER B. LOFGREN
President and CEO Schneider National, Inc. Age: 58 Director since: 2005 Committees: Compensation and HR Corporate Gov., Chair

Business Experience

Mr. Lofgren has been President, Chief Executive Officer and a director of Schneider National, Inc. (“Schneider National”), a provider of transportation and logistics services, since 2002. He served as Chief Operating Officer of Schneider National from 2001 to 2002, Chief Executive Officer of Schneider Logistics, a subsidiary of Schneider National, from 2000 to 2001, Chief Information Officer of Schneider National from 1996 to 2000, and Vice President, Engineering and Systems Development of Schneider National from 1994 to 1996. Prior to joining Schneider National, Mr. Lofgren held several positions at Symantec Corp., a security, storage and systems management solutions company, including Interim General Manager, Director of Engineering and Senior Engineer Manager. Prior to Symantec, Mr. Lofgren was a Senior Staff Engineer with Motorola, Inc., a telecommunications company.

Current Directorships

As stated above, Mr. Lofgren has served, since 2002, as a director of Schneider National. In addition, Mr. Lofgren currently serves on the board of directors of the U.S. Chamber of Commerce and the American Transportation Research Institute, a research trust affiliated with the American Trucking Associations.

Previous Directorships

Mr. Lofgren served as a director of the American Trucking Associations from 2005 to 2013.

Other Experience

Mr. Lofgren currently serves on the Senior Advisory Board of Junior Achievement of Wisconsin in Brown County. He was inducted into the National Academy of Engineering in 2009.

Qualifications

Mr. Lofgren’s qualifications include: extensive executive leadership experience at a large, complex company; extensive technology experience; understanding of regulatory compliance through Schneider National’s highly regulated industry; and international business management experience.

RICHARD SULPIZIO
Former President and CEO Qualcomm Enterprise Services Age: 67 Director since: 2009 Committees: Compensation and HR, Chair Corporate Gov.

Business Experience

Mr. Sulpizio served as President and Chief Executive Officer of Qualcomm Enterprise Services, a division of Qualcomm Incorporated (“Qualcomm”) responsible for mobile communications and services to the transportation industry, from December 2009 to February 2013. He served as Senior Advisor of Qualcomm Enterprise Services from February 2013 to November 2013. Mr. Sulpizio served as President and Chief Operating Officer of Qualcomm, a developer of wireless technologies, products and services, from 1998 to 2001 and served in various other executive positions between 1991 and 1998. He served as a director of Qualcomm from 2000 to 2007. Mr. Sulpizio served as President and Chief Executive Officer of MediaFLO, USA, Inc., a Qualcomm subsidiary involved in bringing multimedia services to the wireless industry, from 2005 to 2006. Mr. Sulpizio served as President of Qualcomm Europe in 2004 and President of Qualcomm China from 2002 to 2003. Before joining Qualcomm, Mr. Sulpizio worked for eight years at Unisys Corporation, a worldwide information technology company, and 10 years at Fluor Corporation, an engineering and construction company.

Current Directorships

Mr. Sulpizio has served, since 2005, as a director of ResMed Inc., a global developer, manufacturer and marketer of medical products, where he had previously served on its governance committee and is currently chair of its compensation committee.

Previous Directorships

As stated above, Mr. Sulpizio served as a director of Qualcomm from 2000 to 2007.

Other Experience

Mr. Sulpizio serves on the advisory board of the University of California San Diego’s Sulpizio Family Cardiovascular Center.

Qualifications

Mr. Sulpizio’s qualifications include: extensive executive leadership experience at a large, complex, global public company; extensive technology experience; international management experience; and public company governance experience as a member or chair of boards and board committees of public companies.

CA TECHNOLOGIES - 2017 Proxy Statement   18

LAURA S. UNGER
Former SEC Commissioner Age: 56 Director since: 2004 Committees: Compensation and HR Corporate Gov.

Business Experience

Ms. Unger served as a special advisor to Promontory Financial Group, a global consulting firm for financial services companies, from 2010 to 2014. She served as the Independent Consultant to JPMorgan Chase & Co., a global securities, investment banking and retail banking firm for the global analyst conflict settlement from 2003 to 2010. From 2002 to 2003, Ms. Unger was employed by CNBC, a satellite and cable television business news channel, as a Regulatory Expert. Ms. Unger was a Commissioner of the SEC from 1997 to 2002, and served as Acting Chairperson of the SEC from February to August 2001. Ms. Unger served as Counsel to the U.S. Senate Committee on Banking, Housing and Urban Affairs from 1990 to 1997. Prior to working on Capitol Hill, Ms. Unger was an attorney with the Enforcement Division of the SEC.

Current Directorships

Ms. Unger has served, since 2010, as a director of CIT Group, Inc., a provider of financing to small businesses and middle market companies, where she serves as a member of its nominating and governance committee and as a member of its audit committee. In addition, she has served, since 2014, as a director of Navient Corporation, which operates the loan management, servicing and asset recovery business that was previously operated by Sallie Mae, where she serves as a member of its audit committee and executive committee and serves as chair of the nominations and governance committee. Ms. Unger has also served, since 2015, as a director of Nomura Securities International, Inc. and Nomura Global Financial Products, Inc., privately held U.S. subsidiaries of Nomura Holdings, Inc., a Japanese financial services provider. She serves as a director of Children’s National Medical Center and Children’s Hospital Foundation.

Previous Directorships

Ms. Unger was a director and member of the governance, compensation and audit committees of Ambac Financial Group, Inc., a holding company whose affiliates provide financial guarantees and financial services, from 2002 to 2013, a director and member of the nominating and governance committee and audit committee of the IQ Funds Complex, a group of closed-end mutual funds, from 2008 to 2010, a director and a member of the audit committee of Borland Software Corporation, a provider of software lifecycle management solutions, from 2002 to 2004, and a director and member of the audit committee of MNBA Corporation, a bank holding company, from 2004 to 2006.

Qualifications

Ms. Unger’s qualifications include: government and public policy experience; legal and regulatory experience; extensive leadership experience at government agencies; and public company governance experience as a member or chair of boards and board committees of public companies.

ARTHUR F. WEINBACH
Chairman of the Board CA, Inc. Age: 74 Director since: 2008

Business Experience

Mr. Weinbach has been Chairman of the Board of the Company since May 2010. From 2007 to June 2010, Mr. Weinbach was Executive Chairman and from July 2010 to November 2011 non-executive Chairman of Broadridge Financial Solutions, Inc., a provider of products and services for securities processing, clearing and outsourcing which was spun off from Automatic Data Processing, Inc. (“ADP”), a provider of business outsourcing solutions. Prior to the spin-off, Mr. Weinbach was associated with ADP from 1980 to 2007, serving as executive Chairman and Chief Executive Officer from 1996 to 2006 and as non-executive Chairman until November 2007. Prior to joining ADP, Mr. Weinbach held various positions at Touche Ross & Co., an accounting firm and a predecessor of Deloitte Touche Tohmatsu, and was a partner from 1975 to 1979.

Previous Directorships

In addition to having served as a director of Broadridge and ADP, including as Chairman of both, Mr. Weinbach served as a director of First Data Corporation, a provider of electronic commerce and payment solutions for merchants, financial institutions and card issuers, from 2000 to 2006, and as a member of its audit committee for much of that period. He was also a director of Schering-Plough Corporation, a pharmaceutical manufacturer, from 1999 to 2009, at which he chaired its audit and finance committees during various times, and a director of The Phoenix Companies, Inc., a provider of life insurance and annuity products, from 2008 to 2016, during which he chaired its audit committee and served on the compensation committee for much of that period.

Other Experience

Mr. Weinbach is currently Emeritus Trustee, having previously served on the Board of Trustees, of New Jersey SEEDS, a non-profit organization providing academic enrichment and leadership programs for high-achieving, low-income youth.

Qualifications

Mr. Weinbach’s qualifications include: extensive financial, accounting and auditing experience; international experience; technology experience; and public company governance experience as a member or chair of boards and board committees of public companies.

CA TECHNOLOGIES - 2017 Proxy Statement   19

RENATO (RON) ZAMBONINI
Former Chairman Cognos Incorporated Age: 70 Director since: 2005 Committees: Compensation and HR Corporate Gov.

Business Experience

Mr. Zambonini was Chairman of the Board of Cognos Incorporated (“Cognos”), a developer of business intelligence software, from 2004 until 2008, and a director from 1994 until 2008. Mr. Zambonini was Chief Executive Officer of Cognos from 1995 to 2004, President from 1993 to 2002, and Senior Vice President, Research and Development from 1990 to 1993. Prior to joining Cognos, Mr. Zambonini served as Vice President, Research and Development of Cullinet Software, Inc., a software developer, from 1987 to 1989.

Current Directorships

Mr. Zambonini has served, since May 2011, as a director of PTC Inc., a company that develops, markets and supports product development software solutions and related services.

Previous Directorships

In addition to having served as a director of Cognos, including as Chairman, Mr. Zambonini served as a director of Reynolds & Reynolds, a software company servicing automotive dealerships, from 2003 to 2006, and a director of Emergis, Inc., an electronic commerce business, from 2004 to 2008. Mr. Zambonini served on the audit committee of Reynolds & Reynolds and the compensation committee of Emergis, Inc.

Qualifications

Mr. Zambonini’s qualifications include: extensive executive leadership experience at a large, complex, public company; extensive technology experience; and public company governance experience as a member or chair of boards and board committees of public companies.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES LISTED ABOVE (PROPOSAL 1).

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PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP has been appointed by the Audit Committee to serve as our independent registered public accounting firm for the fiscal year ending March 31, 2018. KPMG LLP has been the Company’s independent registered public accounting firm since the fiscal year ended March 31, 2000. The Audit Committee believes that the continued retention of KPMG LLP is in the best interests of the Company and our stockholders. As provided in the Audit Committee’s Charter, (1) the Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm retained to audit our financial statements and its effectiveness of internal control over financial reporting; and (2) the Audit Committee is directly involved in the selection of its independent registered public accounting firm’s lead engagement partner. Our Audit Committee Charter also provides that periodically the Audit Committee “will consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.”

In determining whether to reappoint KPMG LLP as our independent registered public accounting firm, the Audit Committee took into consideration a number of factors, including the length of time the firm has been engaged, the quality of the Audit Committee’s ongoing discussions with KPMG LLP, an assessment of the professional qualifications and past performance of the lead engagement partner and KPMG LLP, and the potential impact of changing independent registered public accounting firms. Through more than 17 years of experience with us, KPMG LLP has gained institutional knowledge and expertise regarding our operations, accounting policies and practices and internal control over financial reporting.

In accordance with SEC rules and KPMG LLP’s policies, engagement partners are subject to rotation requirements to limit the number of consecutive years an individual partner may provide service to us. For lead and concurring engagement partners, the maximum number of consecutive years of service in those capacities is five years. The process for selection of our lead engagement partner pursuant to this rotation policy involves a meeting between the Chair of the Audit Committee and the candidate for the role, discussion by the full Audit Committee and with our management, as well as discussion between the Chair of the Audit Committee and KPMG LLP leadership.

Although our By-laws do not require the submission of the selection of our independent registered public accounting firm to our stockholders for approval or ratification, the Audit Committee considers it desirable to obtain the views of our stockholders on that appointment. If our stockholders fail to ratify the appointment of KPMG LLP, the Audit Committee may reconsider its selection of the firm as our independent registered public accounting firm for the fiscal year ending March 31, 2018.

A representative of KPMG LLP will be present at the annual meeting, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from stockholders.

Audit and Other Fees Paid to KPMG LLP

The fees billed by KPMG LLP for professional services rendered for the fiscal years ended March 31, 2017 and March 31, 2016 are reflected in the following table:

Fee Category	Fiscal Year 2017 Fees	Fiscal Year 2016 Fees
Audit Fees	$ 10,141,268	$ 9,597,120
Audit-Related Fees	2,123,390	2,352,150
Tax Fees	598,255	612,694
All Other Fees	—	—
Total Fees	$ 12,862,913	$ 12,561,964

Audit Fees

Audit fees relate to: audit work performed in connection with the audit of our financial statements for the fiscal years ended March 31, 2017 and 2016 included in our Annual Reports on Form 10-K; the audit of the effectiveness of our internal control over financial reporting at March 31, 2017 and 2016; the reviews of the interim financial statements included in our Quarterly Reports on Form 10-Q for the fiscal years ended March 31, 2017 and 2016; as well as work that generally only

CA TECHNOLOGIES - 2017 Proxy Statement   21

the independent registered public accounting firm can reasonably be expected to provide, including comfort letters to underwriters and lenders, statutory audits of foreign subsidiaries, consents to reissue its reports, review of SEC filings and comment letters, and discussions surrounding the proper application of financial accounting and reporting standards.

Audit-Related Fees

Audit-related fees are for assurance and related services that are traditionally performed by the independent registered public accounting firm, including employee benefit plan audits and special procedures required to meet certain regulatory requirements. The audit-related fees for fiscal years 2017 and 2016 primarily include services in connection with: software license compliance; readiness support for Federal Risk and Authorization Management Program; feedback and observations regarding management’s implementation of the new revenue standard; engagements under Statement on Standards for Attestation Engagements No. 16, Reporting on Controls at a Service Organization (formerly Statement on Auditing Standards (“SAS”) No. 70); greenhouse gas emissions reporting; and benefit plan audits.

Tax Fees

Tax fees reflect all services, except those services specifically related to the audit of the financial statements, performed by the independent registered public accounting firm’s tax personnel. The tax fees for fiscal years 2017 and 2016 primarily include services in connection with international and U.S. tax compliance matters.

All Other Fees

KPMG LLP did not provide any other services during fiscal years 2017 and 2016.

The Audit Committee has concluded that the provision of the non-audit services listed above is compatible with maintaining the independence of KPMG LLP.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has adopted policies and procedures requiring Audit Committee pre-approval of the performance of all audit, audit-related and non-audit services (including tax services) by our independent registered public accounting firm. The Audit Committee may consult with management in determining which services are to be performed, but may not delegate to management the authority to make these determinations. The Audit Committee has also delegated to its Chair the authority to pre-approve the performance of audit, audit-related and non-audit services by our independent registered public accounting firm (provided that tax services may be pre-approved only up to $100,000), if such approval is necessary or desirable in between meetings, provided that the Chair must inform the Audit Committee of such approval no later than its next scheduled meeting.

All of the services of KPMG LLP for fiscal years 2017 and 2016 described above were pre-approved by the Audit Committee.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (PROPOSAL 2).

CA TECHNOLOGIES - 2017 Proxy Statement   22

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements and internal controls for the fiscal year ended March 31, 2017 with management.

The Audit Committee has discussed with KPMG LLP, the Company’s independent registered public accounting firm, the matters required to be discussed under applicable Public Company Accounting Oversight Board standards.

The Audit Committee has received the written disclosures and the letter from KPMG LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with KPMG LLP its independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements for the fiscal year ended March 31, 2017 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2017, for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE

Raymond J. Bromark, Chair
Jens Alder
Rohit Kapoor
Jeffrey G. Katz

CA TECHNOLOGIES - 2017 Proxy Statement   23

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis, or CD&A, describes our executive compensation program for fiscal year 2017. In particular, this CD&A explains how the Compensation Committee made fiscal year 2017 compensation decisions for our Named Executive Officers (NEOs), as defined by SEC rules, identified below:

●

Michael P. Gregoire, Chief Executive Officer (CEO);

●

Kieran J. McGrath, Executive Vice President and Chief Financial Officer (CFO) as of November 7, 2016 (and interim CFO from July 26, 2016 through November 7, 2016);

●

Adam Elster, President, Global Field Operations;

●

Ayman Sayed, President, Chief Product Officer;

●

Lauren P. Flaherty, Executive Vice President and Chief Marketing Officer; and

●

Richard J. Beckert, Former Executive Vice President and CFO (served as CFO until July 26, 2016 and was an employee until August 31, 2016).

This Compensation Discussion and Analysis is organized in four key sections:

Executive Summary	25
Fiscal Year 2017 Business Performance Overview	25
Fiscal Year 2017 Executive Compensation Highlights	25
Our Compensation Best Practices	26
Our Governance Best Practices	27
Fiscal Year 2017 CEO Compensation At-a-Glance	27
Changes in Executive Management	28
Compensation Philosophy	28
Fiscal Year 2017 Incentive Compensation Plan Design – Alignment with Philosophy	28
Discussion and Analysis	29
Elements of Compensation	29
Designing Compensation Opportunities and Objectives	33
Fiscal Year 2017 Executive Compensation Payout Decisions	37
Other Important Compensation Matters	39
Tax Deductibility of Performance-Based Compensation	39
Compensation Committee Discretion to Reduce Performance-Based Award Payouts	40
Clawback Policy	40
Executive Stock Ownership Requirements	40
Anti-Hedging and Pledging Policies	41
Equity Grant Timing Policy	41
Effect of Termination of Employment on Performance-Based Compensation	41
Employment and Separation Arrangements	42
Deferred Compensation Arrangements	42
Change in Control Severance Policy	42
Performance Measure Definitions	43

CA TECHNOLOGIES - 2017 Proxy Statement   24

Executive Summary

Fiscal Year 2017 Business Performance Overview

From a financial perspective, we reported for fiscal year 2017:

●

revenue of $4.036 billion compared with $4.025 billion for fiscal year 2016, flat as reported and up 1% in constant currency;(1)

●

GAAP(2) diluted earnings per share from continuing operations of $1.85, compared with $1.78 for fiscal year 2016;

●

cash flow from continuing operations of $1.039 billion compared with $1.034 billion in fiscal year 2016, flat as reported and up 3% in constant currency(1); and

●

GAAP operating margin of 28%, unchanged from fiscal year 2016, and non-GAAP operating margin of 37%, down one percentage point from fiscal year 2016.(3)

We are pleased with the quality of both our products and our sales execution in fiscal year 2017. The success of our recent acquisitions gives us confidence that the strategic acquisitions of Automic and Veracode will create meaningful value within our product organization, to the benefit of both our customers and shareholders.(4)

During fiscal year 2017, we also continued to focus on the importance of a strong, ethical and diverse culture as a competitive advantage in achieving the Company’s objectives and are honored to have been recognized by a number of prestigious organizations during this fiscal year. To name a few, the Company was again named as a World’s Most Ethical Company by the Ethisphere Institute, we made IDG’s Computerworld List of 100 Places to Work in IT, we again scored a perfect 100 percent on the Corporate Equality Index and, more recently, we were named by Forbes as one of America’s Best Employers for 2017.

Fiscal Year 2017 Executive Compensation Highlights

●

We received continued strong support for our advisory vote on NEO compensation - 92% or more in favor over the last three fiscal years. We believe the strong approval was largely driven by our plan design and other attributes, which align our compensation with the Company’s short and long-term strategy and overall compensation philosophy.

●

The elements of fiscal year 2017 compensation for our NEOs are:

(1)

Constant Currency is a non-GAAP financial measure, as defined in “Supplemental Financial Information” below.

(2)

“GAAP” refers to the generally accepted accounting principles in the United States of America.

(3)

A reconciliation of non-GAAP financial measures to comparable GAAP financial measures is included in “Supplemental Financial Information” below.

(4)

Please see “Management's Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended March 31, 2017, as filed with the SEC on May 12, 2017, for a more detailed description of our fiscal year 2017 financial results.

CA TECHNOLOGIES - 2017 Proxy Statement   25

●

We believe that the substantial majority of an NEO’s compensation should be tied to performance and aligned with the interests of our stockholders.

–

92% of the CEO’s (and 82% on weighted average of the other NEOs’) fiscal year 2017 target total direct compensation is at-risk, performance-based compensation; and

–

77% of the CEO’s (and 64% on weighted average of the other NEOs’) fiscal year 2017 target total direct compensation is payable in Common Stock and subject to long-term Company performance.

●

For fiscal year 2017, our annual performance cash incentive financial performance measures were revenue growth, new sales growth and operating margin performance. For the NEOs (other than the CEO), 20% of the fiscal year 2017 annual performance cash incentive target was also based on individual performance goals set by the CEO.

●

In fiscal year 2017, the Company’s financial and operational results were substantially in line with or exceeded the new sales growth and operating margin performance targets in the annual performance cash incentive plan, while revenue fell slightly below our internal expectations. Based on overall above-target performance:

–

The CEO's fiscal year 2017 annual performance cash incentive paid out at 107.73% of target; and

–

The payout for the other NEOs ranged from 106% to 113% of target (depending on the achievement of their individual performance goals).

●

The fiscal year 2015-2017 three-year performance share awards were paid at 115.37% of target. The targets for this award were set early in fiscal year 2015.

●

The fiscal year 2017-2019 three-year performance share awards were communicated early in fiscal year 2017 but will not pay out until after fiscal year 2019. The performance goals measure 3-year growth in revenue, operating margin and cash flow from operations.

●

The only adjustments made to target total direct compensation for fiscal year 2017 were for Messrs. Gregoire and McGrath (in connection with his promotion to CFO), as described in more detail below.

●

Special one-time equity-based awards were granted to Messrs. Elster and Sayed and Ms. Flaherty. These awards were delivered entirely through at-risk, performance-based equity vehicles, designed to retain the executives and further align their interests with the interests of our stockholders and are described in more detail below.

Our Compensation Best Practices

WHAT WE DO	WHAT WE DON’T DO

Performance-Based Pay. The majority of our executives’ pay is at-risk and performance-based. 100% of at-risk, performance-based compensation is based on the achievement of individual performance goals, core business metrics or is subject to market risk based on stock price performance.

Single-Trigger Change in Control Severance Policy. Our change in control severance policy for our executive officers provides for double-trigger change in control benefits.

Appropriate Balance and Mix. Our incentive program provides an appropriate balance of annual and long-term incentives and includes multiple measures of performance that are tied to our strategies and goals and/or stock price performance.

No Guarantees. There is no guaranteed minimum payout under our annual or long-term incentive programs. There is no guaranteed increase in base salary year over year.
Limit Incentive Compensation Payouts. We maintain a cap on executive incentive compensation payments (150-200% of target) under the annual and long-term incentive programs.

No Fixed-Term Employment Arrangements. We do not have any employment agreements with NEOs that provide for a fixed term of employment. Employment is at-will and can be terminated any time in accordance with the terms of any applicable employment arrangement or the Executive Severance Policy.

Cap on Operating Margin Payout. If the Company does not meet specified performance levels for revenue and new sales growth, payout of the operating margin metric will not exceed 100% of target under the annual performance cash incentive plan (intended to limit ability to receive above-target payouts solely by controlling expenses).

Annual Review. We perform an annual review of our executive compensation program and consider a variety of data to make decisions around plan design, amounts, components and mix of compensation, including an annual review of competitive market data for a select benchmark group.

CA TECHNOLOGIES - 2017 Proxy Statement   26

Our Governance Best Practices

We believe that strong compensation-related governance practices are critical to successfully implementing our pay-for-performance philosophy and serve the interests of our stockholders.

WHAT WE DO	WHAT WE DON’T DO
Annual Say-on-Pay. We seek stockholder feedback through an annual “say-on-pay” vote. We have achieved strong say-on-pay results, with 92% or more in favor over the last three fiscal years.	No Excise Tax Gross-Ups on a Change in Control. None of our executive officers is entitled to excise tax gross-ups in connection with a change in control.

Clawback. We have a “clawback” policy that applies to incentive compensation if an NEO engages in misconduct that results in substantial restatement of our financial statements. Additional “clawback” provisions apply to certain equity awards in the event of breach of non-competition and other restrictive covenants.

No Other Gross-Ups. We do not provide any gross-ups to NEOs, other than for certain relocation-related expenses that are available to all eligible employees.
Independent Advisors. The Compensation Committee has retained compensation consultants and advisors who are independent of Company management.	No Special Retirement or Pensions. There are no special retirement plans or pensions provided only to the NEOs. We do not offer any defined benefit pension or supplemental pensions.

Risk Mitigation. Our use of multiple performance measures, capped payouts, the Compensation Committee’s ability to exercise negative discretion and other design features are intended to minimize the incentive for executives to take overly risky actions. We review our incentive plans annually to confirm that they do not give rise to risks that are reasonably likely to have a material adverse effect on the Company.

No Hedging/Pledging. We prohibit our executives and directors from purchasing or selling derivative securities that are directly linked to our stock or from making “short-sales” of our stock. Pledging of any Company stock is also not permitted without the approval of the CEO and the Compensation Committee.

Stock Ownership Requirements. We have Stock Ownership Requirements ranging from two- to five-times base salary for each NEO. The CEO’s requirement is five times his annual base salary. We do not have stock ownership requirements for our non-employee directors since, as described herein, their equity awards are granted in the form of deferred stock units that are not settled and paid out until termination of service.

No Option Repricing. Stock option repricing is prohibited without express stockholder approval. This includes amending outstanding options to lower their exercise price or canceling outstanding options and replacing them with new options.

Fiscal Year 2017 CEO Compensation At-a-Glance

Mr. Gregoire’s fiscal year 2017 target total direct compensation was as follows:

The annual performance cash incentive was paid out based on the achievement of pre-established financial goals for fiscal year 2017 based on our internal operating plan and budget.

●

The actual payout of Mr. Gregoire’s fiscal year 2017 annual performance cash incentive was $1,885,188 (107.73% of target).

The target long-term performance incentive (LTIP) opportunity is made up of stock options and restricted stock which vest in approximately equal installments over three years from the date of grant and three-year performance shares which are paid out based on achievement against pre-established financial goals for three-year growth in revenue, operating margin and cash flow from operations. The fiscal year 2017-2019 three-year performance shares will pay out after the end of fiscal year 2019, when the performance period has completed.

CA TECHNOLOGIES - 2017 Proxy Statement   27

●

The payout to Mr. Gregoire of the fiscal year 2015-2017 three-year performance shares (granted early in fiscal year 2015) was 156,828 shares, representing 115.37% of target. This was paid out in Common Stock.

Mr. Gregoire's target annual performance cash incentive opportunity was increased from $1,500,000 for fiscal year 2016 to $1,750,000 for fiscal year 2017 and his target LTIP opportunity increased from $8,250,000 for fiscal year 2016 to $9,250,000 for fiscal year 2017. The increases were based on a number of factors, including competitive market data, feedback from the independent members of the Board and his overall performance since joining the Company as CEO, as described in more detail below. This increase was delivered entirely through the at-risk, performance-based components of our program.

Changes in Executive Management

Mr. Beckert served as our CFO until July 26, 2016, at which time Mr. McGrath was appointed interim CFO. Mr. McGrath remained in that role until November 7, 2016 when the Board promoted him to Executive Vice President and CFO and his compensation was adjusted accordingly as described below. Prior to serving as interim CFO, Mr. McGrath was our Senior Vice President and Corporate Controller.

Compensation Philosophy

Our compensation philosophy is pay-for-performance. This compensation philosophy is intended to align executives’ compensation with performance against our short-term and long-term performance objectives. The compensation philosophy and compensation program design are also intended to provide compensation and incentives needed to attract, motivate and retain key executives who are crucial to our long-term success. The manner in which our compensation philosophy is implemented may vary from year to year depending on evolving objectives and challenges.

Fiscal Year 2017 Incentive Compensation Plan Design – Alignment with Philosophy

After evaluating the outcome of recent “say-on-pay” votes, input from our independent compensation consultant and review of market practices, the Compensation Committee determined that the executive compensation program is aligned with the Company’s compensation philosophy and strategic objectives and decided to keep the fiscal year 2017 executive incentive compensation program substantially similar to the fiscal year 2016 program. One change made in fiscal year 2017 tied 20% of each NEO’s (other than the CEO’s) annual performance cash incentive target to the achievement of individual performance goals established by the CEO. The CEO’s fiscal year 2017 annual performance incentive award was based entirely on the achievement of financial performance measures.

The following illustration summarizes each component of our fiscal year 2017 executive incentive compensation program, and highlights how each component aligns with our pay-for-performance philosophy.

CA TECHNOLOGIES - 2017 Proxy Statement   28

Annual Performance Cash Incentive
• Tied to revenue and new sales growth and operating margin achievement; for NEOs (other than CEO), 20% tied to individual performance
• Threshold achievement for revenue and new sales measures required for operating margin measure to pay above target
Long-Term Incentive Plan (LTIP)
Stock Options (20% of LTIP)
• Deliver value to executive if stock price increases
• Aligns executives with stockholders
• Subject to vesting over 3-year period
Restricted Stock (20% of LTIP)
• Directly promotes retention and continuity for executives
• Aligns executives with stockholders
• Subject to vesting over 3-year period
Three-Year Performance Shares (60% of LTIP)
• Tied to long-term Company goals: based on revenue, operating margin and cash flow targets over 3-year performance period
• Align executives with stockholders
-Link pay directly to Company performance
-Focus executives on overall business growth and profitability
-Hold executives accountable for business decisions and individual performance
-Focus on factors that influence stockholder value
-Align interests of executives with of those of stockholders
-Attract, retain, and motivate key talent

Discussion and Analysis

This section provides more detailed information about our executive compensation program in the following order:

Elements of Compensation	Designing Compensation Opportunities and Objectives	Fiscal Year 2017 Executive Compensation Payout Decisions
●

Compensation Dashboard

●

Base Salaries

●

Fiscal Year 2017 Annual Performance Cash Incentive Awards

●

Fiscal Year 2017 Long-Term Incentive (LTIP) Awards

●

Fiscal Year 2015-2017 Three-Year Performance Share Awards

●

Role of Compensation Committee

●

Designing Salary and Incentive Compensation Opportunities

●

Role of the Compensation Consultant

●

Role of Executive Management

●

Use of Compensation Benchmarking Data

● Determining Annual Performance Cash Incentive Award Payouts ● Determining Payout of Fiscal Year 2015-2017 Performance Share Awards

Elements of Compensation

The elements of compensation for our NEOs for fiscal year 2017 were base salary, annual performance cash incentive compensation, long-term incentive compensation, broad-based employee benefit programs and limited perquisites, supporting a holistic total rewards philosophy, as summarized in the Compensation Dashboard below.

The Company does not have a pre-established policy or target pay mix for allocating between fixed and variable compensation. However, the allocation is influenced by the Compensation Committee’s assessment of the practices of companies in the compensation benchmarking group and our short-term and long-term strategic objectives. The Compensation Committee believes that executive compensation should incentivize our NEOs to achieve consistent and sustained Company performance at target levels to achieve our strategic, financial and operating objectives. Accordingly, NEO compensation is heavily weighted towards performance-based variable compensation, including annual performance cash incentives and long-term equity incentives, rather than fixed compensation or base salaries.

The numbers in the following Compensation Dashboard reflect the percentage that each compensation element represents of the CEO’s fiscal year 2017 target total direct compensation.

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Compensation Dashboard

COMPENSATION DASHBOARD — CEO Fiscal Year 2017 Target Total Direct Compensation*

8%
15%
16%
46%
15%
Base Salary (8%)
Annual Performance Cash Incentive Target (15%)
Stock Options (16%)
3-Year Performance Shares (46%)
Restricted Stock (15%)
LTIP
Performance-Based Pay
92% OF TARGET TOTAL DIRECT COMPENSATION IS AT-RISK, PERFORMANCE-BASED
77% IS DELIVERED IN OUR COMMON STOCK

For the other NEOs, on weighted average, the mix is 18% base salary, 18% annual performance cash incentive, 13% stock options, 13% restricted stock and 38% three-year performance shares.

*The target total direct compensation amounts include base salary, annual performance cash incentive targets and ordinary course LTIP awards granted annually, but do not include one-time or special payments, including: (i) Mr. Beckert’s separation payments, (ii) Mr. McGrath’s compensation prior to his promotion to CFO (including the retention awards received when he became interim CFO) and (iii) the special one-time equity-based grants made during fiscal year 2017 to Messrs. Elster and Sayed and Ms. Flaherty, as described below. All of these awards appear in the Fiscal Year 2017 Summary Compensation Table and Grants of Plan-Based Awards table below. We include restricted stock as “at-risk” in our analyses since its value is directly tied to stock price performance and is realized only upon continued employment through the vesting dates.

Other Elements of NEO Compensation

Benefits and Retirement Programs	Limited Perquisites
(e.g., medical, dental, disability and other welfare programs, retirement, deferred compensation, severance, change in control benefits, etc.)	(e.g., relocation-alternative housing arrangements, personal use of Company transportation, financial planning, etc.)
NEOs generally participate in the same benefit plans as the broader Company employee population in the U.S.	Perquisites aid in the attraction of executives by providing a limited number of personal benefits that allow executives to have greater focus on business matters and increased productivity.
We also offer a 401(k) defined contribution plan (and related supplemental plans) to U.S. employees. We do not have any defined benefit pension or supplemental pension plans.	Not all NEOs receive or participate in the example perquisites.
Additional details provided under “Compensation and Other Information Concerning Executive Officers — Other Compensation Arrangements Provided to Our NEOs.”	Additional details are provided below in the Fiscal Year 2017 Summary Compensation Table.

Base Salaries

The Company compensates its NEOs with an annual base salary for services rendered during the year. Base salaries are essential for the attraction and retention of talented executive officers. The annual base salaries for our NEOs are reviewed annually when the Compensation Committee reviews its compensation benchmark information. Base salary does not automatically or necessarily increase each year. In fiscal year 2017, there were no increases in the base salaries of our NEOs other than for Mr. McGrath in connection with his promotion to CFO.

Fiscal Year 2017 Annual Performance Cash Incentive Awards

Annual performance cash incentive awards provide an opportunity for NEOs to earn cash after the end of the fiscal year, based on the level of attainment of performance goals approved by the Compensation Committee at the beginning of the fiscal year.

For the fiscal year 2017 annual performance cash incentive award, the performance measures and weightings for the NEOs were as summarized in the chart below:

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PERFORMANCE MEASURE**	CEO (Weighting)	Other NEOs (Weighting)	Maximum Payout Opportunity (as % of Target)
Revenue Growth	50%	40%	150%
Operating Margin	25%	20%	150%
New Sales Growth*	25%	20%	200%
Individual Performance Goals*	N/A	20%	150%
*Any payment for this performance measure is contingent on achieving threshold revenue performance. **See also the Performance Measure Definitions at the end of this CD&A.

The new sales growth metric is included to motivate NEOs to increase their near-term focus on new sales growth and its direct link to long-term revenue growth. There is a cap on the payout for operating margin results such that, if the specified threshold levels for the revenue growth and new sales growth performance measures are not achieved, the operating margin performance measure does not pay above target level even if operating margin performance exceeds target. This cap is intended to limit the ability to receive above-target payouts solely by controlling expenses. This cap was triggered in prior years and had a significant impact on annual performance cash incentive payouts.

Our NEOs were assigned these financial metrics and weightings because they are aligned with our overall business plan for fiscal year 2017, which is consistent with focusing the team on overall business growth and profitability and holding the executive management team accountable for business decisions.

As part of the Compensation Committee’s annual review of the Company’s executive compensation plan design, the Compensation Committee determined to add an individual performance component to the fiscal year annual performance cash incentive for all executive officers, other than the CEO. For these NEOs, 20% of their annual performance cash incentive target was tied to individual goals that aligned to two high-level themes that were identified by the CEO and approved by the Compensation Committee earlier in the fiscal year. As described in more detail below, these goals focused primarily on talent development and employee engagement, as well as strategy development objectives for fiscal year 2017, including efforts to promote our cultural principles and Corporate Mission, as launched earlier in the fiscal year. Additional information about the themes and the payout decisions for the NEOs this year are reflected below under “Fiscal Year 2017 Executive Compensation Payout Decisions—Determining Annual Performance Cash Incentive Award Payouts.”

Fiscal Year 2017 Long-Term Incentive (LTIP) Awards

The Company allocates a substantial portion of its executive compensation to performance-based equity awards in the form of Common Stock so that our executives’ interests are aligned with our stockholders’ interests. For fiscal year 2017, the total target value of each NEO’s LTIP consisted of a combination of stock options, restricted stock and three-year performance shares, as follows:

All of the fiscal year 2017 LTIP equity awards were granted to the NEOs early in fiscal year 2017 as part of the Company’s annual grant process, other than for Mr. McGrath who received his fiscal year 2017 LTIP grants at the time of his promotion in November 2016. As discussed below, Messrs. Elster and Sayed and Ms. Flaherty received special one-time equity-based awards in August 2017.

The stock options and restricted stock component vest in approximately equal installments over a three-year period following the grant date. The three-year performance share awards are settled in the form of unrestricted shares of Common Stock, which will be issued only after the Compensation Committee certifies the level of attainment of the applicable performance goals. The fiscal year 2017-2019 three-year performance shares were granted to NEOs because the Compensation Committee believes that these executives are principally responsible for leading the execution of the Company’s long-term strategy.

The number of shares of Common Stock underlying fiscal year 2017-2019 three-year performance shares that our NEOs may earn is reflected in the “Estimated Future Payouts Under Equity Incentive Plan Awards” column of the Fiscal Year 2017

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Grants of Plan-Based Awards table below. Because the three-year performance period ends with fiscal year 2019, the results for that performance period are not yet available and payouts are scheduled to occur after fiscal year 2019. The financial objectives for the fiscal year 2017-2019 three-year performance period reflected our internal, confidential business plan at the time the awards were established. At the time the fiscal year 2017-2019 three-year performance objectives were formulated, there was a substantial degree of difficulty with respect to achieving those objectives.

Additional details about each of the equity-based awards granted in fiscal year 2017 are provided below in the Fiscal Year 2017 Grants of Plan-Based Awards table.

Fiscal Year 2015-2017 Three-Year Performance Share Awards

Fiscal year 2015-2017 performance share awards were granted in fiscal year 2015 as part of the fiscal year 2015 LTIP award, to be settled by the issuance of unrestricted shares of Common Stock at the conclusion of the three-year performance period ended March 31, 2017, based on the Company’s performance of the following measures for that performance period:

●

Three-Year Revenue Growth (50% weighting).

●

Three-Year Operating Margin Growth (30% weighting).

●

Adjusted Three-Year Cash Flow from Operations (CFFO) Growth (20% weighting).

Messrs. Gregoire, Beckert and Elster and Ms. Flaherty each received a grant of the fiscal year 2015-2017 three-year performance share awards because the Compensation Committee believed that these NEOs are principally responsible for leading the execution of the Company’s long-term strategy. Messrs. McGrath and Sayed were ineligible to receive such awards because they were not executive officers at the beginning of the performance period.

Details of the payout for these awards are shown below under “Fiscal Year 2017 Executive CompensationPayout Decisions — Determining Payout of Fiscal Year 2015-2017 Performance Share Awards.” The definitions for the performance measures are provided at the end of this CD&A.

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Designing Compensation Opportunities and Objectives

Consistent with our pay-for-performance philosophy, the Compensation Committee seeks to achieve the following outcomes:

To achieve these desired outcomes, the Compensation Committee adheres to the following fundamental principles when determining compensation for NEOs and determines the appropriate strategies to reflect these principles in our NEOs’ compensation program.

Principle	Strategy
Support a performance-based culture	Reward executive performance based on the achievement of appropriate short-term and long-term financial, operating and strategic goals.
Adopt a total rewards holistic view	Promote the various components of an employment experience, including compensation, benefits, perquisites and career development.
Include substantial portion of “at-risk” compensation	Align a substantial portion of NEOs’ compensation to the Company’s financial, strategic, operational and stock price performance.
Ensure appropriate compensation component mix	Balance base salary, annual performance cash incentive, and LTIP compensation components of an executive’s overall compensation package to be competitive in the market.
Align to Company strategy

Annually review, assess, and implement changes, as appropriate, to ensure that the executive compensation program further aligns with our short-term and long-term strategy (including with respect to appropriate compensation mix and performance measures).

Align with stockholders’ interests

Establish programs and policies that are transparent and meet governance and fiduciary commitments to our stockholders. Design programs that seek to deliver stockholder return. Deliver a substantial portion of compensation in stock. Maintain executive stock ownership requirements.

Mitigate excessive risk taking

Compensation Committee has discretion to reduce any annual performance cash incentive or performance share award for any reason, including the basis upon which performance goals are achieved.

Payouts under incentive compensation programs are capped at 150%-200% of target.

Mandatory reduction of target performance incentive for failure to complete annual ethics training.

“Clawback” of compensation in the case of substantial Company financial restatements as a direct result of intentional misconduct or fraud. Clawback provisions have also been incorporated in equity grant agreements that could be triggered in the event the employee breaches certain restrictive covenants.

Annual risk assessment of compensation programs with management.

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Role of Compensation Committee

The responsibilities of the Compensation Committee are set forth in the Compensation Committee’s charter, which is available on our website at www.ca.com/invest. The Compensation Committee:

●

develops an executive compensation philosophy and objectives, establishes principles to guide the design and select the components of executive compensation and reviews the philosophy and strategy on an annual basis;

●

approves the amount and the form of compensation, as well as the other terms of employment, of the Company’s executive officers (as defined in the applicable SEC regulations), including the CEO and the other NEOs;

●

reviews NEO stock ownership compliance;

●

reviews and certifies, to the extent applicable, compensation that is intended to be tax-qualified under Section 162(m) of the U.S. Internal Revenue Code, is compliant with these tax rules;

●

recommends to the Board approval of all executive compensation plans and programs; and

●

considers the results of the advisory vote on compensation of our NEOs (“say-on-pay”) and stockholder proposals concerning executive compensation plans and programs.

During fiscal year 2017, Gary Fernandes, former Chair of the Compensation Committee, concluded his service with the Board and Richard Sulpizio was appointed the new Chair. The Compensation Committee consists entirely of directors who are “independent” as described in applicable NASDAQ rules and the Company’s Corporate Governance Principles.

The Compensation Committee, together with independent members of the Board, oversees the performance and reviews the compensation of the CEO as well as executive management development and succession planning.

The Compensation Committee meets regularly in executive session, without management present, and reports to the full Board at each regular Board meeting.

Designing Salary and Incentive Compensation Opportunities

The Compensation Committee reviews the compensation opportunities (salary and incentive compensation) for executive officers when they are hired and promoted, and on an annual basis. In designing the compensation opportunities for our NEOs relating to fiscal year 2017, the Compensation Committee used its judgment in considering various factors, including:

●

our NEO’s responsibilities, experience, strategic importance, performance and potential;

●

competitive market or survey data and related competitive pay mix between base salary, annual incentives and long-term and/or equity incentives;

●

advice from the Compensation Committee’s independent compensation consultant;

●

recommendations from the CEO and the Chief Human Resources Officer regarding each other NEO;

●

feedback from the independent members of the Board regarding the CEO;

●

the Company’s performance; and

●

the Company’s compensation philosophy.

The Compensation Committee may consider other factors as it deems appropriate, such as internal pay fairness and retention risk. The Compensation Committee may also consider our past compensation history (including the compensation of an executive’s predecessor) and the executive’s compensation with the previous employer, including amounts forfeited in connection with a termination of their employment. Further, the Compensation Committee considers the results of recent “say-on-pay” votes.

Ultimately, it is the Compensation Committee’s evaluation of these factors that forms the basis for determining our NEOs’ salary and incentive compensation. The Compensation Committee does not set specific targets or benchmarks for overall compensation or for allocations between fixed and performance-based compensation, cash and non-cash compensation or short-term and long-term compensation, although for all NEOs the largest portion of pay is always performance-based and focused on long-term performance as shown in the Compensation Dashboard above. The Compensation Committee considers the factors listed above in approving compensation changes, without prescribing particular weightings to any of the factors.

The Compensation Committee determined fiscal year 2017 base salary, as well as target annual and long-term performance incentive opportunities for our NEOs in early fiscal year 2017 as part of the annual executive compensation review process. The only changes made to target total direct compensation for NEOs in fiscal year 2017 were for Messrs. Gregoire and McGrath, with changes for Mr. McGrath occurring in connection with his promotion to Executive Vice President and CFO. Messrs. Elster and Sayed and Ms. Flaherty also received special one-time equity-based grants after the beginning of the fiscal year, as described below.

Mr. Gregoire

The Compensation Committee approved an overall increase of approximately 12% to Mr. Gregoire’s target total direct compensation for fiscal year 2017, which was reflected entirely in his at-risk or performance-based pay, subject to the achievement of pre-established performance objectives and/or vesting over time. His fiscal year 2017 annual performance cash incentive opportunity was increased to $1,750,000 and his long-term performance incentive opportunity was increased to $9,250,000. There was no change to his base salary and this was the first increase to his annual cash incentive opportunity since he joined as CEO in 2013.

In determining Mr. Gregoire’s compensation opportunities, including his most recent increase, the Compensation Committee considered the factors listed above, including competitive market data, feedback from the independent

CA TECHNOLOGIES - 2017 Proxy Statement   34

members of the Board and his overall performance since joining the Company as CEO. Among other things, the Compensation Committee considered the Company’s achievement of fiscal year 2016 financial and operational results under Mr. Gregoire’s leadership and his role in repositioning the product portfolio and refining the Company’s go-to-market strategy which culminated in new sales growth for fiscal year 2016 as well as his role in the strategic acquisitions completed by the Company during fiscal year 2016.

Mr. McGrath

Mr. McGrath was appointed interim CFO as of July 26, 2016 and remained in that role until November 7, 2016 when the Board promoted him to Executive Vice President and CFO of the Company. Prior to his promotion as CFO, Mr. McGrath served as our Senior Vice President and Corporate Controller (in addition to serving as the interim CFO between July 26, 2016 and November 7, 2016).

At the time Mr. McGrath was appointed interim CFO on July 26, 2016, the Company granted him the following one-time retention awards: (i) a $500,000 equity award payable in restricted stock units that vest on the first three anniversaries of the grant date (August 15, 2016) in approximately equal installments and (ii) a cash retention payment of $500,000, $250,000 of which was paid on the six-month anniversary of his interim CFO appointment and the remaining $250,000 of which will be paid on July 31, 2017. Mr. McGrath’s compensation prior to his promotion to Executive Vice President and CFO are reflected below in the Fiscal Year 2017 Summary Compensation Table and Grants of Plan-Based Awards Table below.

At the time of Mr. McGrath’s promotion on November 7, 2016, the Compensation Committee approved the following fiscal year 2017 compensation (pro-rated based on the portion of the fiscal year remaining following his promotion): annual base salary of $550,000; target annual performance cash incentive opportunity of $550,000 and target 2017-2019 LTIP opportunity of $1,500,000.

In designing the compensation awarded to Mr. McGrath in connection with both his appointment as interim CFO and, later, CFO, the Compensation Committee considered the factors listed above including, in particular, his experience, his prior performance with the Company, the strategic importance of his role, prior compensation and the compensation of his predecessor. The arrangements are described below under “Compensation and Other Information Concerning Executive Officers — Other Compensation Arrangements Provided to Our NEOs — Employment and Separation Arrangements.”

Other NEOs

For Messrs. Elster, Sayed and Beckert (prior to his departure from the Company) and Ms. Flaherty, their respective fiscal year 2017 salary and target annual performance cash incentive and long-term opportunity were the same as those approved in fiscal year 2016. For Messrs. Elster and Sayed and Ms. Flaherty, the special one-time equity-based awards described below were made after the beginning of fiscal year 2017. In approving each of their compensation opportunities, the Compensation Committee considered the factors listed above.

The target fiscal year 2015-2017 LTIP opportunity for Messrs. Gregoire, Beckert, and Elster and Ms. Flaherty was determined early in fiscal year 2015, based on the factors listed above.

Special One-Time Equity-Based Awards

The Compensation Committee determined to grant special one-time equity-based awards of $1 million to each of Messrs. Elster and Sayed and Ms. Flaherty. The Company considers the executive leaders of the global sales, products and marketing organizations as integral and inter-locking components that are key to the long-term success and growth of our business. The Compensation Committee took into account a number of factors when considering these grants including, the highly competitive labor market in which the Company competes and the need to appropriately retain key talent, as well as the short-term and long-term business objectives of the Company. At such a pivotal point in the Company’s transformation, the Compensation Committee determined that retaining these key executives to lead the Company in achieving its short- and long-term strategic goals was critical.

Accordingly, the Compensation Committee determined to grant Messrs. Elster and Sayed and Ms. Flaherty these special one-time awards entirely in at-risk, performance-based equity awards that mirror the terms of our fiscal year LTIP awards (including with respect to the allocation of 20% of the award in each of stock options and restricted stock and 60% in three-year performance shares). Even without taking these special one-time awards into account, a substantial majority of each NEO’s target total direct compensation is already at-risk and performance-based, as summarized above. By granting these special awards entirely through LTIP equity grants, the interests of these NEOs and our stockholders are even more strongly aligned. At the same time these special one-time grants were approved, Messrs. Elster and Sayed were promoted from Executive Vice Presidents to Presidents of their respective business functions. Mr. Elster’s current title is President, Global Field Operations and Mr. Sayed’s current title is President, Chief Product Officer.

The Compensation Committee does not have any current plans to make similar, off-cycle grants to management in fiscal year 2018 but recognizes that in certain situations it may be necessary to consider retention or other special off-cycle awards, depending on individual performance, the competitive environment or other business-related reasons.

Although the Compensation Committee sets the targets for the incentive compensation programs, each NEO’s actual or realized compensation varies above or below this level based on the degree to which specific performance goals are attained under the incentive compensation plans and changes in stock value over time, consistent with the pay-for-performance nature of the incentive programs.

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Role of the Compensation Consultant

During fiscal year 2017, the Compensation Committee continued its engagement with Willis Towers Watson as its independent executive compensation consultant. Willis Towers Watson provided the Compensation Committee with the following services:

●

advised with respect to the design, form, components and amounts of compensation for executive officers;

●

advised and provided analysis on the appropriate composition and mix of the Company’s compensation benchmarking group;

●

reviewed the Company’s current compensation programs and opined on whether those programs were competitive and well-balanced;

●

reviewed and advised with respect to market trends, governance issues and developments and their potential effect on executive compensation programs; and

●

consulted with the Compensation Committee on appropriate performance metrics for the annual performance cash incentive and LTIP awards.

The scope of the services provided by Willis Towers Watson is described in an engagement agreement. Consistent with SEC rules and NASDAQ listing standards, the Compensation Committee reviews the independence of Willis Towers Watson on an annual basis, including other engagements or work performed during the fiscal year by Willis Towers Watson on behalf of the Company and/or the Board, and has concluded for this fiscal year that, once again, Willis Towers Watson is independent under the applicable rules. The Compensation Committee will evaluate the independence standards of its consultants on an annual basis. The Compensation Committee engaged Willis Towers Watson based on its experience, expertise and familiarity with the Company and the technology industry. A representative of Willis Towers Watson usually attends sessions of the Compensation Committee that deal with executive compensation matters. In addition, management also works with Willis Towers Watson at the direction of the Compensation Committee to prepare materials with respect to market data and best practices for the Compensation Committee’s consideration when making compensation decisions.

Role of Executive Management

The Compensation Committee considers the views and insights of the CEO and the Chief Human Resources Officer in making compensation decisions for the other NEOs and other executives. The Compensation Committee believes that the input of these officers with respect to the business environment, the Company’s competitive status in various business areas, and the attributes and performance of individual executives is an essential component of the Compensation Committee’s process. No NEO provides any recommendation regarding the determination of his or her own compensation. Any recommendation by our CEO or Chief Human Resources Officer is based on available competitive market or survey data and their assessment of an executive’s individual contribution and performance, scope of responsibility, experience, potential, retention risk and strategic importance to the Company.

The CFO also has a role in the Compensation Committee’s process by providing insight into the Company’s key financial drivers and goals in the short- and long-term and by certifying the level of attainment of the pre-established financial performance goals for the annual and LTIP components of the executive compensation programs. The Compensation Committee considered the results as certified by the CFO in approving the level of attainment of the performance goals for the performance periods ending March 31, 2017 and the payouts based on that level of attainment.

Use of Compensation Benchmarking Data

The Compensation Committee, with the assistance of Willis Towers Watson, annually reviews a variety of data to assist in the design and determination of the amount, components and mix of compensation payable to the Company’s executive officers, including our NEOs. The Compensation Committee reviews data prepared by Willis Towers Watson, including competitive market data for the most comparable positions at a sample of other companies that the Company considers as its “peer group.” Using a methodology recommended by Willis Towers Watson and with its assistance, the Compensation Committee selected a benchmarking group that included the following attributes:

●

companies in the industry in which the Company’s business competes (i.e., Systems and Software);

●

companies in other similar technology industries (e.g., applications software, IT services, computer storage and peripherals, etc.) in which the Company competes for executive talent and for which information about their compensation programs is available;

●

a sample of companies of these types that has median revenues that approximate the Company’s revenue, since revenue size is considered by compensation consultants to typically have a high correlation with the scale and complexity of a business, and often similarly correlates to compensation levels; and

●

a company sample size that is sufficiently robust to offer a reasonable measure of statistical integrity and provide continuity with peer groups used in prior years.

CA TECHNOLOGIES - 2017 Proxy Statement   36

The Compensation Committee annually evaluates the compensation benchmarking group to confirm that it remains appropriate. The compensation benchmarking group for fiscal year 2017 selected by the Compensation Committee was substantially the same as the group for fiscal year 2016, except that (i) EMC Corporation was removed due to its acquisition by Dell and (ii) Synopsys, Inc., CDK Global Inc. and Nuance Communications, Inc. were included, primarily based on their current size and industry classification. The benchmarking group for fiscal year 2017 is as follows:

Fiscal Year 2017 Compensation Benchmarking Group

Adobe Systems Incorporated	Intuit Inc.	Seagate Technology plc
Autodesk, Inc.	Juniper Networks, Inc.	Symantec Corporation
Automatic Data Processing, Inc.	Microsoft Corporation	Synopsys, Inc.
Cadence Design Systems, Inc.	Nuance Communications Inc.	Unisys Corporation
CDK Global Inc.	Oracle Corporation	VMware, Inc.
Citrix Systems, Inc.	Red Hat, Inc.
Computer Sciences Corporation	salesforce.com, inc.

In general, the Compensation Committee does not, on a formulaic basis, set target direct compensation opportunity at a particular market percentile based on the peer group data. Instead, the Compensation Committee used peer group information as a reference point and guide to make what is ultimately a decision based on informed judgment that balances the factors described above. This approach provides the Compensation Committee the flexibility needed to make compensation decisions based upon all of the facts and circumstances described above. The Compensation Committee will also consider survey data for a particular role that covers issuers beyond the peer group, as it deems appropriate.

Fiscal Year 2017 Executive Compensation Payout Decisions

Determining Annual Performance Cash Incentive Award Payouts

Financial Objectives

After the end of fiscal year 2017, the Compensation Committee reviewed the Company’s actual performance against the financial goals. The Compensation Committee discussed these results with the CEO and CFO, including the level of difficulty in achieving the targeted performance goals for fiscal year 2017. At the time the fiscal year 2017 performance objectives were formulated, there was a substantial degree of difficulty with respect to achieving the new sales growth goal and the target payout level would require performance above the level of our results for fiscal year 2016.

In fiscal year 2017, the Company’s fiscal year 2017 financial results were substantially in line with or exceeded the new sales and operating margin performance targets in the annual performance cash incentive plan, while fiscal year 2017 revenue fell slightly below internal expectations. In calculating the payouts, and consistent with our plan design which allows for appropriate discretionary adjustments (including, for example, for one-time, unusual or unexpected transactions that may have a financial impact), the Compensation Committee excluded the impact of certain legal settlements which management and the Compensation Committee believe were one-time events that were not part of our internal operating plan for the fiscal year.

For fiscal year 2017, the payout to each NEO, as reflected below, was below the maximum allowable funding level for tax deductibility purposes under Section 162(m), as described under “Other Important Compensation Matters — Tax Deductibility of Performance-Based Compensation” below.

Fiscal Year 2017 Annual Performance Cash Incentive Performance Metrics**	Relationship of Performance to Payout*							Target Award Earned
	Threshold		Target		Maximum		Actual Performance	Payout Percentage Credited
	Perf. Goal	Payout %	Perf. Goal	Payout %	Perf. Goal	Payout %
Revenue Growth	-1.4%	25%	1.5%	100%	3.1%	150%	0.0%	84.3%
Operating Margin	36.5%	25%	38.0%	100%	39.5%	150%	38.7%	112.3%
Total Payout Factor Approved								107.73%
*

Payouts reflect adjustments made for certain one-time legal settlements, as described above.

**

A reconciliation of non-GAAP financial measures in the above table to comparable GAAP financial measures is included in “Supplemental Financial Information” below.

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Mr. Gregoire

Mr. Gregoire’s fiscal year annual performance cash incentive was based entirely on the achievement of the above financial performance goals.

●

Mr. Gregoire’s fiscal year 2017 annual performance cash incentive was paid out at 107.73% of target.

Individual Performance Objectives

For NEOs (other than the CEO), 20% of the fiscal year 2017 annual performance cash incentive award was based on the achievement of individual goals that the CEO communicated to each NEO earlier in the fiscal year. The individual goals were aligned with the following high-level themes that help focus executive management’s efforts in areas that are important to the shared success across all organizations and drive our corporate strategy:

–

Talent Development and Employee Engagement – Taking into account, among other things: succession planning efforts; development of key talent and overall employee engagement; success in hiring and retaining strong performers; and ensuring the right leaders are in place to drive the corporate strategy.

–

Corporate Strategy – Considering each NEO’s: participation in short- and long-term strategy development, including efforts to communicate and raise awareness around key strategic objectives throughout their respective organizations; and holding leaders accountable for advancing our objectives and goals, including strategic and operational objectives, as well as culture initiatives under our recently-launched Corporate Mission.

Our business operates in a very dynamic environment. These individual factors are important because the labor market for the technology field continues to be highly competitive and attracting, developing and retaining key talent in this environment is incredibly important. The ability of our NEOs to hire, manage and inspire key talent across the globe is crucial to the success of our future. Similarly, engaging in the development of our long-term strategy and holding executives accountable for advancing and communicating that strategy and our cultural principles across their complex businesses is critical to the success of the Company.

The CEO shared his views about each NEO’s achievements around these themes and objectives and made a recommendation to the Compensation Committee on the payout percentage of this component for each NEO. Following such review, the Compensation Committee determined that the NEOs met or exceeded target performance for fiscal year 2017, as summarized below.

Mr. McGrath

The Compensation Committee determined that Mr. McGrath’s individual performance goals had been achieved at target. The Compensation Committee determined that, during his short tenure as CFO, Mr. McGrath met the talent development, employee engagement and corporate strategy goals summarized above. Among other things, the Compensation Committee considered Mr. McGrath’s management and retention of the senior leaders in the finance organization and his team’s work with investors, analysts and the Board that helped ensure a smooth transition following Mr. Beckert’s departure earlier in the fiscal year.

●

Mr. McGrath’s overall fiscal year 2017 annual performance cash incentive (in his role as CFO) was paid out at 106.18% of target.

Mr. Elster

The Compensation Committee determined that Mr. Elster’s individual performance goals had been achieved at target. The Compensation Committee determined that Mr. Elster effectively developed and engaged his team and advanced the corporate strategy and Corporate Mission. The Compensation Committee also considered Mr. Elster’s efforts in managing and leading a global sales organization that helped the Company achieve its operational goals during fiscal year 2017, including new sales growth.

●

Mr. Elster’s overall fiscal year 2017 annual performance cash incentive was paid out at 106.18% of target.

Mr. Sayed

The Compensation Committee determined that Mr. Sayed’s individual performance goals had been achieved at 130% of target. The Compensation Committee considered Mr. Sayed’s achievements based on the themes outlined above and determined that he successfully managed and developed key talent within his organization and helped to advance the corporate strategy and Corporate Mission. Mr. Sayed made fundamental organizational changes to his leadership team, with an overall goal to deliver stronger and more relevant products for our customers as they compete in the application economy. The Compensation Committee also considered Mr. Sayed’s efforts to encourage and nurture fresh ideas and innovation, including his work with our Chief Technology Officer on our new Accelerator program, intended to incubate new businesses and accelerate growth.

●

Mr. Sayed’s overall fiscal year 2017 annual performance cash incentive was paid out at 112.18% of target.

Ms. Flaherty

The Compensation Committee determined that Ms. Flaherty’s individual performance goals had been achieved at 120% of target. The Compensation Committee considered Ms. Flaherty’s achievements based on the themes outlined above and determined, among other things, she successfully managed and developed key talent within her organization and helped to advance the corporate strategy and Corporate Mission. The Compensation Committee also considered Ms. Flaherty’s role in continuing to gain strong brand resonance during the fiscal year. Among other things, Ms. Flaherty was critical in seizing the opportunity to partner with CNN during the U.S. presidential elections, including the presidential and vice presidential debates. The partnership provided a visible platform that helped showcase the

CA TECHNOLOGIES - 2017 Proxy Statement   38

Company’s technology and highlight how CA can help others navigate and succeed in the global application economy.

●

Ms. Flaherty’s overall fiscal year 2017 annual performance cash incentive was paid out at 110.18% of target.

Determining Payout of Fiscal Year 2015-2017 Performance Share Awards

At the end of fiscal year 2017, the Compensation Committee reviewed the Company’s actual performance against the performance measures established at the beginning of fiscal year 2015 for the fiscal year 2015-2017 three-year performance share awards based on the Company’s expectations at that time.

The Compensation Committee determined that the three-year performance share awards would be paid out as reflected in the following table, excluding the impact of the one-time legal settlements described above for the fiscal year 2017 annual cash performance incentives. The payout was below the maximum allowable funding level for tax deductibility purposes under Section 162(m), as described under “Other Important Compensation Matters — Tax Deductibility of Performance-Based Compensation” below.

Fiscal Year 2015-2017 Three-Year Performance Shares Performance Metrics**	Relationship of Performance to Payout*							Target Award Earned
	Threshold		Target		Maximum		Actual Performance	Payout Percentage Credited
	Perf. Goal	Payout %	Perf. Goal	Payout %	Perf. Goal	Payout %
3-Year Revenue Growth	-3.5%	25%	0.5%	100%	3.0%	200%	-2.1%	72.9%
3-Year Operating Margin Growth	-2.5%	25%	1.1%	100%	2.9%	200%	3.2%	200.00%
3-Year Adjusted CFFO Growth	-5.7%	25%	4.6%	100%	9.3%	200%	2.1%	94.60%
Total Payout Factor Approved								115.37%
*

Payouts reflect adjustments made for certain one-time legal settlements, as described above.

**

A reconciliation of non-GAAP financial measures in the above table to comparable GAAP financial measures is included in “Supplemental Financial Information” below.

Other Important Compensation Matters

Tax Deductibility of Performance-Based Compensation

Section 162(m) of the U.S. Internal Revenue Code (“Section 162(m)”) limits the annual deductibility of compensation in excess of $1 million paid to the CEO and to the other three highest-paid executive officers (other than the CFO) unless this compensation qualifies as “performance-based.” For purposes of Section 162(m), compensation derived from the exercise of stock options generally qualifies as performance-based. In addition, we generally structure and intend that incentive compensation paid in cash or in the form of restricted stock, restricted stock units or performance shares to our NEOs should qualify as performance-based. In order for the fiscal year 2017 restricted stock awards granted to our NEOs to begin vesting, the Company must achieve positive net income for the initial fiscal year. We believe this performance measure allows these time-based awards to qualify as “performance-based” compensation under Section 162(m). We believe that, for fiscal year 2017, incentive compensation paid to our NEOs in cash and equity under the LTIP qualified as performance-based. However, the Compensation Committee retains discretion to approve annual, long-term or other compensation arrangements in a manner that does not permit the compensation to qualify for tax deductibility under Section 162(m). In addition, it is possible that performance-based compensation that is intended to be exempt from the deduction limit under Section 162(m) may not meet the requirements to qualify for such exemption.

Since fiscal year 2011, the Company’s annual performance cash incentive and three-year performance share awards under the LTIP have been designed to give additional flexibility in the payout of awards while also satisfying the requirements of Section 162(m) regarding the deductibility of performance-based compensation. We followed the same approach for fiscal year 2017 compensation. Under this design, when the performance period begins, the Compensation Committee:

●

establishes the performance metrics and objective performance goals relating to each award;

●

establishes a “162(m) plan” funding level that reflects the maximum amounts of cash or stock that may be payable upon achievement of those performance goals;

●

retains discretion to pay out the awards at a level below the 162(m) plan funding level; and

●

establishes a “core plan” funding level that reflects the expected payout of the awards upon achievement of those performance goals, which payout is lower than the 162(m) plan funding level.

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After the performance period ends and we receive certification of the extent to which the performance goals were achieved, the awards are determined under the 162(m) plan funding level based on the certified extent of achievement. The Compensation Committee then considers other factors relating to the manner in which the performance goals were attained, including the effect of events that were unforeseeable when the performance goals were established. The Compensation Committee may exercise its discretion to pay out the awards at a lower level than the 162(m) plan. As described above, the Compensation Committee approved payouts for the fiscal year 2017 annual performance cash incentive plan and the fiscal year 2015-2017 three-year performance share awards based on its internal operating plans and budget for the applicable performance plan, excluding the impact of certain one-time legal settlements during fiscal year 2017. The payouts under these plans each fell below their respective 162(m) plan funding levels.

Compensation Committee Discretion to Reduce Performance-Based Award Payouts

The Compensation Committee retains discretion to reduce the amount of any incentive compensation payout (including annual performance cash incentive and performance share awards) for any reason, including the results of the Compensation Committee’s review of the basis on which the performance goals were achieved. This review includes an examination of, among other things, the quality and long-term strategic alignment of the performance underlying the attainment of the performance goals, as well as the long-term risks associated with the manner in which the performance goals were attained. In addition, given the investments made by the Company in acquisitions, the Compensation Committee also evaluates and considers the performance of any acquisition during the fiscal year relative to the targets provided at the time such acquisition was approved.

Executive compensation payouts are also tied to the ethical standards of the Company. A failure to complete annual ethics training results in a mandatory 10% reduction of an executive’s target cash and long-term performance incentives. Moreover, in determining whether to exercise additional discretion to reduce payouts on the basis of issues relating to ethical standards, the Compensation Committee considers each executive’s contribution to the establishment and maintenance of high ethical and compliance standards throughout his or her organization and, in general, throughout the Company. Management also notifies the Compensation Committee of any incidents or reports of unethical behavior or other misconduct.

Clawback Policy

The Compensation Committee maintains a compensation recovery (“clawback”) policy that is applicable in the event of a substantial restatement of our financial statements that is a direct result of the intentional misconduct or fraud of an executive officer or other senior executive. Under this policy, the Compensation Committee can, in its discretion, direct that we recover all or a portion of any award (which includes any cash or equity-based award or incentive compensation award) made to any executive officer or other senior executive who engaged in that intentional misconduct and/or fraud for any fiscal year that is negatively affected by the restatement. The amount the Compensation Committee can seek to recover is the amount by which the affected award exceeds the amounts that would have been payable to that executive had the financial statements been initially filed as restated, or any greater or lesser amount (but not greater than the entire affected awards in the given period). The Compensation Committee will determine how we may recover this compensation, including by seeking repayment, reduction of any potential future payments and/or an adjustment of what otherwise might have been a future increase in compensation or a compensatory grant.

In addition, the Company has included clawback provisions in certain agreements evidencing grants of restricted stock awards, restricted stock units and stock option awards entered into in fiscal year 2017, including for those awards made to our NEOs under the fiscal year 2017 LTIP. These provisions generally permit the Company to recover shares or gains from restricted stock, restricted stock units and stock options granted to an employee who violates the Company’s non-competition and non-solicitation provisions. The Compensation Committee believes that these provisions are important to the Company and its stockholders because they provide a means by which to recover compensation that was paid to an employee who subsequently breached restrictive covenant provisions intended to protect the Company and its assets.

Executive Stock Ownership Requirements

The objective of our Executive Stock Ownership Requirements is to align senior executives’ interests with those of stockholders and encourage growth in stockholder value. Our Executive Stock Ownership Requirements apply to a group of executives that includes our NEOs.

Under our Executive Stock Ownership Requirements, the amount of Common Stock each executive is required to own, which is stated as a multiple of the executive’s base salary, reflects each executive’s role and level of responsibility at the Company. Shares owned outright by the executive (including

CA TECHNOLOGIES - 2017 Proxy Statement   40

those held through our 401(k) plan) count towards meeting this objective. Unvested equity and unexercised stock options do not count towards fulfillment of this requirement. The CEO (or the Committee, in the case of a CEO request) may provide a modification or exception to the requirements.

The multiples that apply to our NEOs are as follows: (i) CEO (five times), (ii) CFO (three times) and (iii) other NEOs (two times). An NEO who is in compliance with the applicable stock ownership requirement may dispose of shares of Common Stock only so long as his or her remaining ownership of Common Stock equals or exceeds the applicable stock ownership requirement. If an NEO is not in compliance with the applicable stock ownership requirement, he or she must maintain a minimum retention ratio of 75% of the after tax value of any Common Stock that he or she receives upon vesting or exercise of any Company incentive award. Additionally, the Compensation Committee may, among other things, elect to reduce future equity awards or require cash incentives to be paid in shares of Common Stock for executives who do not meet the minimum stock ownership requirement.

Anti-Hedging and Pledging Policies

As part of our policy against insider trading, our officers and other employees are prohibited from purchasing or selling (1) short-term or speculative securities that are based on Company securities and (2) financial instruments designed to hedge or offset any change in the market value of Company securities. Prohibited instruments include prepaid variable forward contracts, puts or calls and other exchange-traded options, swaps, collars, exchange funds and other derivative securities. “Short-sales” of Company securities are also prohibited. Pledging of any Company stock by NEOs is not permitted without the approval of the CEO and the Compensation Committee. These provisions also apply to our non-employee directors.

Equity Grant Timing Policy

The Compensation Committee and executive management monitor the Company’s stock option and equity grant policies to ensure that those policies comply with applicable regulations and are consistent with good corporate practice. Grants to executive officers are customarily approved by the Compensation Committee at a regularly scheduled meeting. The Compensation Committee may approve grants to executive officers at a special meeting or by unanimous written consent under special circumstances, such as those involving new hires, promotions or retention issues. Beginning with fiscal year 2017, the Compensation Committee will generally approve stock option or other equity awards granted to executive officers as part of the LTIP on the later of May 15th of the applicable fiscal year or the second trading day after the trading blackout period ends following the public announcement of the Company’s financial results for the fiscal year just ended.

The Compensation Committee has delegated authority to the CEO to make limited equity grants to non-executive officers at any time of the year, including for new hires, promotions or retention grants. Equity awards that are approved by the CEO or by the Compensation Committee outside of the annual LTIP cycle are granted on pre-established grant dates each month, typically on the next 15th of a month. The grants approved by the CEO are reviewed with the Compensation Committee on a quarterly basis.

Effect of Termination of Employment on Performance-Based Compensation

If an executive’s employment terminates before the end of the applicable performance period, the executive generally ceases to be eligible for any portion of the executive’s performance-based award, except as described below. Certain executive arrangements, including our Executive Severance Policy, may provide for the executive whose employment terminates by the Company without “cause” or by the executive for “good reason” prior to payout to be paid a prorated portion of his or her annual performance cash incentive bonus and three-year performance shares after the end of the performance period, based on the actual attainment of applicable performance goals. In addition, consistent with the terms of our LTIP awards, unless otherwise provided in an executive’s employment contract, an executive forfeits any unvested stock options and restricted stock awards upon termination of employment. Upon a “retirement,” as defined in our equity incentive plan, vested stock options can be exercised for up to one year following a termination of employment. If employment is terminated due to disability, an executive may be eligible for a prorated portion of the three-year performance shares after the three-year performance period based on the Company’s actual performance. In the event of the executive’s death, the executive’s estate would receive the prorated target amount of the executive’s annual performance cash incentive and a prorated portion of the three-year performance share target awards (in each case, based on the portion of the period completed through the date of death). All termination terms are also subject to the Compensation Committee’s discretion. For further information see “Compensation and Other Information Concerning Executive Officers — Other Compensation Arrangements Provided to Our NEOs” below.

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Employment and Separation Arrangements

Detailed descriptions of any employment or separation arrangements with our NEOs are provided below under “Compensation and Other Information Concerning Executive Officers — Other Compensation Arrangements Provided to Our NEOs — Employment and Separation Arrangements.” These descriptions include new arrangements entered into during fiscal year 2017 with Messrs. McGrath and Beckert, as set forth below.

On July 26, 2016, Mr. McGrath was appointed interim CFO following Mr. Beckert’s departure. Mr. McGrath remained in that role until November 7, 2016, when the Board promoted him to Executive Vice President and CFO. Prior to serving as interim CFO, Mr. McGrath was the Company’s Senior Vice President and Corporate Controller. In connection with Mr. McGrath’s appointments, Mr. McGrath received cash and equity-based retention awards and the Compensation Committee awarded him fiscal year 2017 annual performance cash incentive and LTIP target awards commensurate with his new role. In connection with Mr. Beckert’s departure, the Company entered into a separation agreement with him, which primarily provided the payments and benefits set forth under the Company’s Executive Severance Policy in exchange for a release of claims against the Company.

The Compensation Committee intends to enter into employment agreements or arrangements with executive officers only where it deems it necessary to recruit or retain the executive or where customary or required under local rules. We currently do not have any employment agreements with our NEOs that provide for a fixed term of employment. The employment of each of our NEOs remains at-will and can be terminated at any time in accordance with the terms of the applicable employment arrangement.

In fiscal year 2015, the Compensation Committee adopted a standardized executive severance policy for the CEO and for the senior executives who report to the CEO. The policy provides for severance in the event of certain qualifying terminations. Additional details about this policy are provided below.

Deferred Compensation Arrangements

The Company maintains a non-qualified Executive Deferred Compensation Plan, under which our executive officers, including our NEOs, may defer a portion of their annual performance cash incentive award. The Company also provides unfunded, supplemental plans to our 401(k) plan, which enable eligible employees, including the NEOs, to continue to make or receive employee and employer contributions in excess of the limitations imposed under the U.S. Internal Revenue Code. The Company does not provide any defined benefit pension or supplemental pension plan for NEOs.

Change in Control Severance Policy

As described below under “Compensation and Other Information Concerning Executive Officers — Other Compensation Arrangements Provided to Our NEOs — Change in Control Severance Policy,” the Change in Control Severance Policy is intended to maintain continuity of executive management in the event of a change in control of the Company. The Compensation Committee has broad latitude to amend this policy and to add or remove executives as participants under the policy, as it deems appropriate. The policy generally provides for certain payments and benefits upon a “double trigger” event (i.e., termination without “cause” or for “good reason” following a change in control).

There are currently no agreements with executive officers providing for excise tax gross-up provisions with respect to payments contingent upon a change in control.

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Performance Measure Definitions

Fiscal Year 2017 Annual Performance Cash Incentive Awards

Revenue Growth	Growth in total revenue, as reported in the Company’s Annual Report on Form 10-K for fiscal year 2017 (the “Form 10-K”), excluding the impact of foreign currency exchange.

The revenue growth, new sales growth and operating margin metrics exclude any: (1) results from discontinued operations as reported in the Form 10-K (adjusting the payout schedule to remove the effect of the discontinued operations from both target and actual financial results); (2) internally reported results from any acquisition during fiscal year 2017 that has a purchase price of $50 million or greater and that was not contemplated at the time the target performance goals were established; and (3) cumulative effect of changes in accounting rules and methods and tax laws, including but not limited to Revenue Recognition Standard ASC 606, tax laws, retained and uninsured losses from natural disaster or catastrophe and business losses resulting from extraordinary political, economic or legal changes.

New Sales Growth	Growth in total new product and mainframe capacity sales, as reported in the Form 10-K, excluding the impact of foreign currency exchange.
Operating Margin

Operating income divided by total revenue for fiscal year 2017.

Operating income is defined as income from continuing operations before interest and income taxes, as reported in the Form 10-K, plus non-GAAP operating adjustments, including, purchased software amortization, intangibles amortization, share-based compensation, software capitalization and amortization expense for internally developed software products (internally developed software product expense), expenses associated with the Board-approved rebalancing plan (Fiscal 2014 Plan), and certain other gains/losses, net, as reported in the “Reconciliation of GAAP Results to Non-GAAP Net Income” table of the Company’s fiscal year 2017 fourth quarter financial results press release.

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Fiscal Year 2015-2017 Three-Year Performance Shares Awards

Three-Year Revenue Growth	Three-year average growth in total revenue as disclosed in the Form 10-K over the three-year performance period ending March 31, 2017, excluding the impact of foreign currency exchange.

The three-year revenue growth, three-year operating margin growth and three-year adjusted CFFO growth metrics exclude any: (1) results from discontinued operations as reported in the Company’s Form 10-K for any of the fiscal years in the performance period (adjusting the payout schedule to remove the effect of the discontinued operations from both actual and projected financial results); (2) internally reported results from any acquisition during fiscal years 2015, 2016 and 2017 that has a purchase price of $50 million or greater and that was not contemplated at the time the target performance goals were established and (3) cumulative effect of changes in accounting rules and methods and tax laws, retained and uninsured losses from natural disaster or catastrophe and business losses resulting from extraordinary political, economic or legal changes.

Adjusted Three-Year Cash Flow from Operations

Three-year average growth in net cash provided by continuing operating activities as disclosed in the Form 10-K over the three-year performance period ending March 31, 2017, plus restructuring and other payments per the Fiscal 2007 Plan and Fiscal 2014 Plan, less software capitalization payments for internally developed software products, reported in the Company’s Supplemental Financials provided at www.ca.com/invest.

Three-Year Operating Margin Growth

Three-year average growth in operating margin calculated as operating income divided by total revenue as reported in the Form 10-K over the three-year performance period ending March 31, 2017.

Operating income is defined as income from continuing operations before interest and income taxes as reported in the Form 10-K, plus non-GAAP operating adjustments, including purchased software amortization, intangibles amortization, share-based compensation, software capitalization and amortization expense for internally developed software products, expenses associated with the Fiscal 2014 Plan and hedging (gains)/losses, net, as reported in the “Reconciliation of GAAP Results to non-GAAP Net Income” table of the Company’s fiscal year fourth quarter financial results press release.

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COMPENSATION AND HUMAN RESOURCES COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis section of this Proxy Statement. Based on its review and discussions with management, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

THE COMPENSATION AND HUMAN RESOURCES COMMITTEE

Richard Sulpizio, Chair
Kay Koplovitz
Christopher B. Lofgren
Laura S. Unger
Ron Zambonini

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COMPENSATION AND OTHER INFORMATION CONCERNING EXECUTIVE OFFICERS

Fiscal Year 2017 Summary Compensation Table

The following table includes information concerning compensation paid to or earned by our NEOs for the fiscal year ended March 31, 2017.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation(3) ($)	All Other Compensation(4) ($)	Total ($)
Michael P. Gregoire CEO	2017	1,000,000	—	6,869,258	1,805,315	1,885,188	377,961	11,937,722
	2016	1,000,000	—	6,159,111	1,650,660	1,314,750	276,102	10,400,623
	2015	1,000,000	—	4,797,581	1,249,621	1,131,750	264,121	8,443,073
Kieran J. McGrath EVP & CFO(5)	2017	445,266	560,000	1,232,484	88,292	474,018	51,980	2,852,040
Adam Elster President, Global Field Operations	2017	700,000	—	2,682,395	692,421	743,260	60,329	4,878,405
	2016	700,000	—	1,941,040	520,206	613,550	56,126	3,830,922
	2015	700,000	—	1,919,021	499,846	528,150	51,676	3,698,693
Ayman Sayed President, Chief Product Officer(6)	2017	600,000	—	2,236,808	575,321	673,080	17,874	4,103,083
	2016	387,500	1,750,000	4,556,517	258,662	337,668	2,500	7,292,847
Lauren P. Flaherty EVP & Chief Marketing Officer	2017	625,000	—	2,385,316	614,353	688,625	51,999	4,365,293
	2016	625,000	250,000	1,642,387	440,175	547,813	43,964	3,549,339
	2015	605,208	—	1,392,376	358,853	456,679	32,673	2,845,789
Richard J. Beckert Former EVP and CFO(7)	2017	291,667	—	1,930,801	507,438	311,558	834,305	3,875,769
	2016	687,500	—	1,941,040	520,206	613,550	101,285	3,863,581
	2015	637,500	—	1,771,398	461,395	490,425	100,297	3,461,015
(1)

This column shows the aggregate grant date fair value in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, “Compensation — Stock Compensation,” for all restricted stock awards, restricted stock units and performance shares granted in fiscal years 2017, 2016 and 2015. These award fair values have been determined based on the assumptions set forth in the “Stock Plans” footnote in the Notes to the Consolidated Financial Statements in our fiscal year 2017, 2016 and 2015 Annual Reports on Form 10-K (“Form 10-K”). Additional information about the awards reflected in this column is set forth in the notes to the Fiscal Year 2017 Grants of Plan-Based Awards table and the Outstanding Equity Awards at 2017 Fiscal Year-End table below.

(2)

This column shows the aggregate grant date fair value in accordance with FASB ASC Topic 718 for all stock option awards granted in fiscal years 2017, 2016 and 2015. These award fair values have been determined based on the assumptions set forth in the “Stock Plans” footnote in the Notes to the Consolidated Financial Statements in our fiscal year 2017, 2016 and 2015 Form 10-Ks.

(3)

The amounts in this column for fiscal year 2017 represent the annual performance cash incentives described under “Compensation Discussion and Analysis — Discussion and Analysis — Fiscal Year 2017 Executive Compensation Payout Decisions — Determining Annual Performance Cash Incentive Award Payouts,” above. These amounts were paid early in fiscal years 2018, 2017 and 2016 for performance in fiscal years 2017, 2016 and 2015, respectively. For Mr. McGrath, the amount also includes the pro-rated payout of the annual performance cash incentive granted to him as Senior Vice President and Corporate Controller, as described in the Fiscal Year 2017 Grants of Plan-Based Awards table below. These amounts had been accrued for financial reporting purposes in fiscal years 2017, 2016 and 2015, respectively.

(4)

The “All Other Compensation” column includes for fiscal year 2017 the perquisites and other personal benefits detailed below, as well as contributions we made under our tax-qualified 401(k) plan and related nonqualified supplemental retirement plans, as required to be disclosed under the applicable SEC rules. We also purchase tickets to certain sports and entertainment events. The tickets are used for business development and partnership building. If, however, the tickets are not used for business and may otherwise go unused, Company employees, including NEOs, may have access to the tickets. Because these tickets have already been purchased by the Company, we believe that there is no incremental cost associated with the use of the tickets. This column also includes a modest amount for the incremental cost of personal meals and/or entertainment for the family members of NEOs attending business-related events.

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	Gregoire ($)	McGrath ($)	Elster ($)	Sayed ($)	Flaherty ($)	Beckert ($)
Company automobile use(a)	53,900	—	—	—	—	—
Company aircraft use(b)	255,066	—	3,659	—	1,220	—
Relocation-alternative Company accommodations or transportation(c)	—	—	5,940	—	—	22,500
Financial planning(d)	18,546	18,649	18,399	—	18,448	17,689
Employer contributions to tax-qualified and non-qualified retirement plans(e)	24,003	24,831	24,831	9,954	24,831	2,760
Matching charitable contributions(f)	25,000	8,500	7,500	7,920	7,500	—

(a)

In order to help maintain the confidentiality of business matters and to increase productivity when traveling, Mr. Gregoire was provided personal automobile transportation. The amount reported is the incremental cost to the Company for Mr. Gregoire’s commutation and other non-business use of that transportation.

(b)

The Company’s Aircraft Use Policy permits the NEOs to use the corporate aircraft for personal travel. Reasonable personal use of corporate aircraft is permitted to reduce these executives’ travel time and to allow them to devote more time to work duties and to help maintain the confidentiality of business matters. The amount reflected is the aggregate incremental cost of Mr. Gregoire’s personal travel including the incremental cost, if any, for family members or non-CA employees accompanying him on business and non-business trips. The nominal amounts for Mr. Elster and Ms. Flaherty reflect the incremental cost of a personal trip or personal leg during a business trip. The NEO’s personal use of the corporate aircraft results in imputed taxable income to them. There are no tax gross-up payments provided in connection with any NEO’s personal use of the corporate aircraft. The incremental cost is based on the “direct operating cost” on an hourly basis, calculated based on a number of variables, including fuel, maintenance, crew-related expenses, catering, landing, ramp and parking fees. For purposes of calculating incremental cost, any applicable repositioning (“deadhead”) segments incurred during personal trips are also allocated to the NEOs. This incremental cost valuation of aircraft use is different from the standard industry fare level valuation used to impute income to the executives for tax purposes.

(c)

The table shows the amount we paid to Mr. Beckert, during the period when he was employed by the Company, pursuant to a corporate housing policy that provides certain executives with a corporate housing allowance in lieu of relocation. The amounts shown for Mr. Elster are Company-paid parking fees.

(d)

The table shows the amounts we pay for the cost of financial planning services provided by a third party to certain of our executives to assist them in managing complex investment, tax, legal and estate planning matters so that the executives remain focused on our business priorities rather than personal financial concerns.

(e)

The amounts include our matching contributions under our tax-qualified 401(k) plan and related non-qualified supplemental retirement plans. The amounts also include our annual discretionary contribution under the tax-qualified 401(k) plan, which was made in fiscal year 2018, but relates to fiscal year 2017. We offer a tax-qualified 401(k) plan and related non-qualified supplemental retirement plans that provide a competitive long-term retirement savings opportunity on a tax-efficient basis.

(f)

Under our charitable gift matching program, we offer to match up to $10,000 per fiscal year of charitable contributions for any full-time U.S. employee and $25,000 per fiscal year for any director. The table shows the amounts of the Company’s matching contributions made or accrued for in fiscal year 2017 with respect to charitable contributions made by the NEOs for fiscal year 2017.

(5)

Information for Mr. McGrath reflects his fiscal year 2017 compensation with the Company, including compensation paid prior to the period he was promoted to interim CFO on July 26, 2016. He was not an NEO prior to fiscal year 2017. The amount shown in the “Bonus” column includes the first installment of $250,000 from the cash retention payment provided to him when he was appointed interim CFO. The remaining amounts in the “Bonus” column relate to the period prior to his interim CFO appointment and include a department recognition award and the last installment of a cash sign-on bonus he received when he joined the Company. The amount in the “Stock Awards” column includes the grant date fair value of the retention restricted stock unit award granted to him at the time he was appointed interim CFO and the shares granted to him under a fiscal year 2017 performance-based award granted to him while he was Senior Vice President and Corporate Controller, as described in more detail in the Fiscal year 2017 Grants of Plan-Based Awards table below.

(6)

Mr. Sayed was not an NEO prior to fiscal year 2016.

(7)

The amount shown in the “All Other Compensation” column includes the separation payment made to Mr. Beckert in exchange for a general release of claims against the Company as described below. As described in footnote (14) to the Fiscal Year 2017 Grants of Plan-Based Awards table, the stock options and restricted stock awards granted to Mr. Beckert as part of his fiscal year 2017 LTIP were forfeited at the time of his termination of employment and his fiscal year 2017-2019 three-year performance share target was pro-rated to reflect the time he was employed by the Company during the performance period.

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Fiscal Year 2017 Grants of Plan-Based Awards

The following table provides additional information about stock and option awards, equity incentive plan awards and non-equity incentive plan awards granted to the NEOs during the fiscal year ended March 31, 2017. The compensation plans under which the grants in the following table were made are described in the CD&A above.

Name	Grant Date(2)	Compen- sation Committee Approval Date(2)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
M.P. Gregoire	5/15/2016(3)	5/4/2016				44,006	176,022	352,044				5,019,267
	5/15/2016(4)	5/4/2016							58,674			1,849,991
	5/15/2016(5)	5/4/2016								410,719	31.53	1,805,315
	5/4/2016(6)		437,500	1,750,000	2,843,750
K.J. McGrath	5/15/2016(7)	5/4/2016				3,370	13,479	20,219				411,285
	8/15/2016(8)	7/22/2016							15,459			499,975
	11/15/2016(3)	11/2/2016				2,035	8,139	16,278				235,819
	11/15/2016(11)	11/2/2016							2,713			85,405
	11/15/2016(12)	11/2/2016								18,992	31.48	88,292
	5/4/2016(13)		58,014	232,055	348,082
	11/2/2016(6)		54,623	218,493	349,589
A. Elster	5/15/2016(3)	5/4/2016				12,369	49,476	98,952				1,410,808
	5/15/2016(4)	5/4/2016							16,492			519,993
	5/15/2016(5)	5/4/2016								115,445	31.53	507,438
	8/15/2016(3)	7/22/2016				4,367	17,467	34,934				551,608
	8/15/2016(9)	7/22/2016							5,822			199,986
	8/15/2016(10)	7/22/2016								40,756	34.35	184,983
	5/4/2016(6)		175,000	700,000	1,120,000
A. Sayed	5/15/2016(3)	5/4/2016				9,515	38,058	76,116				1,085,224
	5/15/2016(4)	5/4/2016							12,686			399,990
	5/15/2016(5)	5/4/2016								88,804	31.53	390,338
	8/15/2016(3)	7/22/2016				4,367	17,467	34,934				551,608
	8/15/2016(9)	7/22/2016							5,822			199,986
	8/15/2016(10)	7/22/2016								40,756	34.35	184,983
	5/4/2016(6)		150,000	600,000	960,000
L.P. Flaherty	5/15/2016(3)	5/4/2016				10,466	41,864	83,728				1,193,752
	5/15/2016(4)	5/4/2016							13,954			439,970
	5/15/2016(5)	5/4/2016								97,684	31.53	429,370
	8/15/2016(3)	7/22/2016				4,367	17,467	34,934				551,608
	8/15/2016(9)	7/22/2016							5,822			199,986
	8/15/2016(10)	7/22/2016								40,756	34.35	184,983
	5/4/2016(6)		156,250	625,000	1,000,000
R.J. Beckert(14)	5/15/2016(3)	5/4/2016				12,369	49,476	98,952				1,410,808
	5/15/2016(4)	5/4/2016							16,492			519,993
	5/15/2016(5)	5/4/2016								115,445	31.53	507,438
	5/4/2016(6)		73,356	293,425	469,479
(1)

Except as described in footnote (7) to this table for an award to Mr. McGrath, the amounts shown represent shares of our Common Stock in respect of three-year performance share awards granted in fiscal year 2017. The threshold level is set at 25% and the maximum level is at 200%.

(2)

The grant date for stock awards may differ from the Compensation Committee approval date for such stock awards as such stock awards are granted in accordance with the Company’s Equity Grant Timing Policy described in more detail on page 41 of this Proxy Statement.

(3)

The amounts in this row represent the fiscal year 2017-2019 three-year performance share award threshold, target, and maximum payouts approved under the fiscal year 2017 long-term incentive plan as described above in the CD&A and the amounts reported in the last column represent the fair value as of the date the targets were set, computed in accordance with FASB ASC Topic 718 based on probable outcome, assuming target. See “Stock Plans,” in the Notes to the Consolidated Financial Statements in our fiscal year 2017 Form 10-K for an explanation of the methodology and assumptions used in the FASB ASC Topic 718 valuations.

CA TECHNOLOGIES - 2017 Proxy Statement   48

(4)

The amounts in this row represent the number and grant date fair value of restricted stock awards granted on May 15, 2016, which vest 34%, 33% and 33% on May 15, 2017, 2018 and 2019, respectively.

(5)

The amounts in this row represent the number, exercise price and grant date fair value of stock options awarded on May 15, 2016, which vest 34%, 33% and 33% on May 15, 2017, 2018 and 2019, respectively.

(6)

The amounts in this row represent the threshold, target and maximum payouts under the annual performance cash incentive for fiscal year 2017. Payout of the annual performance cash incentive was made early in fiscal year 2018 and is reflected in the “Non-Equity Incentive Plan Compensation” column of the Fiscal Year 2017 Summary Compensation Table above, and is discussed in the CD&A above.

(7)

The amounts in this row represent the fiscal year 2017 one-year performance share award threshold, target, and maximum payouts for the grant made to Mr. McGrath in role as SVP, Corporate Controller and the amounts reported in the last column represent the fair value as of the date the targets were set, computed in accordance with FASB ASC Topic 718 based on probable outcome, assuming target. The threshold level for the one-year performance award is set at 25% and maximum level is 150%. See “Stock Plans,” in the Notes to the Consolidated Financial Statements in our fiscal year 2017 Form 10-K for an explanation of the methodology and assumptions used in the FASB ASC Topic 718 valuations.

(8)

The amounts in this row represent the number and grant date fair value of restricted stock units granted on August 15, 2016 to Mr. McGrath in connection with his interim CFO appointment, which vest 34%, 33% and 33% on August 15, 2017, 2018 and 2019, respectively.

(9)

The amounts in this row represent the number and grant date fair value of restricted stock awards granted to Messrs. Elster and Sayed and Ms. Flaherty on August 15, 2016, which vest 34%, 33% and 33% on August 15, 2017, 2018 and 2019, respectively.

(10)

The amounts in this row represent the number, exercise price and grant date fair value of stock options awarded to Messrs. Elster and Sayed and Ms. Flaherty on August 15, 2016, which vest 34%, 33% and 33% on August 15, 2017, 2018 and 2019, respectively.

(11)

The amounts in this row represent the number and grant date fair value of restricted stock awards granted to Mr. McGrath on November 15, 2016 as part of his fiscal year 2017 LTIP following his promotion to CFO, which vest 34%, 33% and 33% on November 15, 2017, 2018 and 2019, respectively.

(12)

The amounts in this row represent the number, exercise price and grant date fair value of stock options awarded to Mr. McGrath on November 15, 2016 as part of his fiscal year 2017 LTIP following his promotion to CFO, which vest 34%, 33% and 33% on November 15, 2017, 2018 and 2019, respectively.

(13)

The amounts in this row represent the threshold, target and maximum payouts under the SVP annual performance cash incentive for fiscal year 2017 for the grant made to Mr. McGrath in role as SVP, Corporate Controller, pro-rated to reflect the time between April 1, 2016 through the time of his promotion to CFO. Payout of this cash incentive was made early in fiscal year 2018 and is reflected in the “Non-Equity Incentive Plan Compensation” column of the Fiscal Year 2017 Summary Compensation Table above.

(14)

In connection with Mr. Beckert’s termination of employment on August 31, 2016, the fiscal year 2017 LTIP restricted stock and stock option grants were forfeited in accordance with the terms of the awards. At the time of his termination, Mr. Beckert’s target for the fiscal year 2017 LTIP three-year performance share awards was pro-rated to reflect the time he was employed by the Company during the performance period (resulting in a forfeiture of 42,563 shares from his original target), in accordance with the terms of the awards and the Executive Severance Policy. See also Outstanding Equity Awards at 2017 Fiscal Year-End table below.

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Outstanding Equity Awards at 2017 Fiscal Year-End

The following table sets forth certain information with respect to outstanding equity awards at March 31, 2017 with respect to the NEOs.

Name	Grant Date/Service Inception Date	Option Awards				Stock Awards
		Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(1) (#)	Market Value of Shares or Units of Stock That Have Not Vested(3) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market Value of Unearned Shares, Units or Other Rights That Have Not Vested(4) ($)
M.P. Gregoire	1/7/2013	394,389(1)	—	22.82	1/7/2023
	2/21/2013	291,157(2)	—	24.41	1/7/2023
	5/13/2013	381,208(1)	—	26.98	5/13/2023
	6/2/2014	142,688(1)	70,278(1)	28.69	6/2/2024
	5/29/2015	119,754(1)	232,462(1)	30.45	5/29/2025
	5/15/2016	—	410,719(1)	31.53	5/15/2026
	6/2/2014					14,952	474,277
	5/29/2015					35,763	1,134,402
	5/29/2015							187,107(5)	5,935,034
	5/15/2016					58,674	1,861,140
	5/15/2016							187,991(6)	5,963,075
					Totals	109,389	3,469,819	375,098	11,898,109
K.J. McGrath	11/15/2016	—	18,992(1)	31.48	11/15/2026
	9/15/2014					4,950	157,014
	5/15/2015					2,470(7)	78,348
	5/15/2016					8,466(8)	268,542
	8/15/2016					15,459	490,360
	11/15/2016					2,713	86,056
	11/15/2016							8,692(6)	275,710
	5/15/2017					8,949(9)	283,860
					Totals	43,007	1,364,180	8,692	275,710
A. Elster	5/13/2013	138,621(1)	—	26.98	5/13/2023
	1/21/2014	6,280(1)	—	34.26	1/21/2024
	6/2/2014	57,075(1)	28,111(1)	28.69	6/2/2024
	5/29/2015	37,741(1)	73,260(1)	30.45	5/29/2025
	5/15/2016	—	115,445(1)	31.53	5/15/2026
	8/15/2016	—	40,756(1)	34.35	8/15/2026
	6/2/2014					5,980	189,686
	5/29/2015					11,270	357,484
	5/29/2015							58,966(5)	1,870,402
	5/15/2016					16,492	523,126
	5/15/2016							52,840(6)	1,676,085
	8/15/2016					5,822	184,674
	8/15/2016							18,654(6)	591,705
					Totals	39,564	1,254,970	130,460	4,138,192
A. Sayed	8/10/2015	—	37,387(1)	29.47	8/10/2025
	5/15/2016	—	88,804(1)	31.53	5/15/2026
	8/15/2016	—	40,756(1)	34.35	8/15/2026
	8/10/2015					5,751	182,422

CA TECHNOLOGIES - 2017 Proxy Statement   50

Name	Grant Date/Service Inception Date	Option Awards				Stock Awards
		Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(1) (#)	Market Value of Shares or Units of Stock That Have Not Vested(3) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market Value of Unearned Shares, Units or Other Rights That Have Not Vested(4) ($)
	8/10/2015							30,091(5)	954,487
	8/10/2015					71,421	2,265,474
	5/15/2016					12,686	402,400
	5/15/2016							40,645(6)	1,289,259
	8/15/2016					5,822	184,674
	8/15/2016							18,654(6)	591,705
					Totals	95,680	3,034,970	89,390	2,835,451
L.P. Flaherty	8/1/2013	49,103(1)	—	30.12	8/1/2023
	8/1/2013	243,265(1)	—	30.12	8/1/2023
	6/2/2014	39,514(1)	19,461(1)	28.69	6/2/2024
	1/14/2015	1,711(1)	842(1)	31.06	1/14/2025
	5/29/2015	—	61,989(1)	30.45	5/29/2025
	5/15/2016	—	97,684(1)	31.53	5/15/2026
	8/15/2016	—	40,756(1)	34.35	8/15/2026
	6/2/2014					4,140	131,321
	1/14/2015					179	5,678
	5/29/2015					9,536	302,482
	5/29/2015							49,894(5)	1,582,638
	5/15/2016					13,954	442,620
	5/15/2016							44,710(6)	1,418,201
	8/15/2016					5,822	184,674
	8/15/2016							18,654(6)	591,705
					Totals	33,631	1,066,775	113,258	3,592,544
R.J. Beckert	5/29/2015							27,922(5)	885,686
	5/15/2016							7,383(6)	234,189
					Totals	—	—	35,305	1,119,875
(1)

The award vests 34% on the first anniversary of the grant date, and 33% on each of the second and third anniversaries of the grant date.

(2)

Award granted on February 21, 2013 will vest 34%, 33%, and 33% on January 7, 2014, 2015, and 2016, respectively.

(3)

Represents the market value, based on the closing price of the Common Stock on March 31, 2017 ($31.72), for shares held as of March 31, 2017.

(4)

Represents the market value, based on the closing price of the Common Stock on March 31, 2017 ($31.72), for shares projected to be issuable, in settlement of performance shares for those performance cycles that have not concluded as of March 31, 2017.

(5)

Represents the number of shares that may be issued under the fiscal year 2016-2018 three-year performance share component of the fiscal year 2016 long-term incentive plan if performance shares are earned at the projected attainment level as of the fiscal year end 2016 of 115.1%. No shares have been issued under this award to date and the number of shares earned, if any, will depend on performance and the Compensation Committee’s discretion. Any shares earned will immediately vest on issuance early in fiscal year 2019.

(6)

Represents the number of shares that may be issued under the fiscal year 2017-2019 three-year performance share component of the fiscal year 2017 long-term incentive plan if performance shares are earned at the projected attainment level as of the fiscal year end 2017 of 106.8%. No shares have been issued under this award to date and the number of shares earned, if any, will depend on performance and the Compensation Committee’s discretion. Any shares earned will immediately vest on issuance early in fiscal year 2020.

(7)

Represents the number of shares granted under the fiscal year 2015 one-year long term incentive following the fiscal year 2015 performance period. This plan has been approved by the Compensation Committee, with the final 33% vesting on May 5, 2017.

(8)

Represents the number of shares granted under the fiscal year 2016 one-year long term incentive following the fiscal year 2016 performance period. This plan has been approved by the Compensation Committee, with 34% vested on grant and 33% vesting on each of May 15, 2017 and May 15, 2018.

(9)

Represents the number of shares granted under the fiscal year 2017 one-year long-term incentive plan following the fiscal year 2017 performance period. This plan has been approved by the Compensation Committee, with 34% vested on grant and 33% vesting on each of May 15, 2018, and May 15, 2019.

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Fiscal Year 2017 Option Exercises and Stock Vested

The following table presents information about each stock option exercise and vesting of stock during the fiscal year ended March 31, 2017 for each of the NEOs on an aggregated basis.

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting(1) (#)	Value Realized on Vesting(2) ($)
M.P. Gregoire	—	—	298,618	9,474,118
K.J. McGrath	—	—	16,389	516,919
A. Elster	86,696	651,296	115,721	3,671,316
A. Sayed	19,260	89,366	61,398	2,101,040
L.P. Flaherty	182,550	471,442	94,433	3,056,530
R.J. Beckert	424,122	3,107,628	105,371	3,341,356
(1)

These amounts represent restricted stock units that vested in fiscal year 2017, in addition to the shares that relate to performance cycles that concluded in fiscal year 2017. These shares vested early in fiscal year 2018, when the Compensation Committee certified the attainment of the performance goals for these performance cycles.

(2)

“Value Realized on Vesting” for restricted stock was calculated using the stock price on the respective vesting dates. “Value Realized on Vesting” for the performance share awards was calculated using $31.72 (the closing stock price on March 31, 2017), because the actual value was not determined until early in fiscal year 2018, when the Compensation Committee certified the attainment of the performance goals for these performance cycles.

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Fiscal Year 2017 Non-Qualified Deferred Compensation

The following table summarizes the NEOs’ compensation under our Executive Deferred Compensation Plan, including our 401(k) Supplemental Plans and the executive deferred compensation arrangements. See “Other Compensation Arrangements Provided to Our Named Executive Officers — Deferred Compensation Arrangements” and “— 401(k) Supplemental Plans” below.

Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year(1) ($)	Aggregate Earnings / Losses in Last Fiscal Year(2) ($)	Aggregate Withdrawals / Distributions(3) ($)	Aggregate Balance at Last Fiscal Year-End(4) ($)
M.P. Gregoire
Executive Deferred Compensation Plan	—	—	—	—	—
CA, Inc. Restoration Plan	—	7,575	55	—	15,219
CA, Inc. Excess Benefit Plan	—	10,600	79	—	21,708
K.J. McGrath
Executive Deferred Compensation Plan	—	—	—	—	—
CA, Inc. Restoration Plan	—	7,575	6	—	1,768
CA, Inc. Excess Benefit Plan	—	—	—	—	—
A. Elster
Executive Deferred Compensation Plan	—	—	—	—	—
CA, Inc. Restoration Plan	—	7,575	238	—	61,167
CA, Inc. Excess Benefit Plan	—	—	—	—	—
A. Sayed
Executive Deferred Compensation Plan	—	—	—	—	—
CA, Inc. Restoration Plan	—	2,525	—	—	—
CA, Inc. Excess Benefit Plan	—	—	—	—	—
L.P. Flaherty
Executive Deferred Compensation Plan	—	—	—	—	—
CA, Inc. Restoration Plan	—	7,575	55	—	15,219
CA, Inc. Excess Benefit Plan	—	—	—	—	—
R.J. Beckert
Executive Deferred Compensation Plan	—	—	—	—	—
CA, Inc. Restoration Plan	—	—	200	55,338	—
CA, Inc. Excess Benefit Plan	—	—	288	79,556	—
(1)

As reflected and described above in footnote (4) to the Fiscal year 2017 Summary Compensation Table, we made a discretionary contribution in fiscal year 2018 to our 401(k) Supplemental Plans in respect of fiscal year 2017 performance and, therefore, that contribution is reflected in the table above. For additional information, please see “Other Compensation Arrangements Provided to Our NEOs —401(k) Supplemental Plans” below.

(2)

Represents earnings during fiscal year 2017 under the Executive Deferred Compensation Plan and the 401(k) Supplemental Plans. For additional information, please see “Other Compensation Arrangements Provided to Our NEOs — Deferred Compensation Arrangements” and “— 401(k) Supplemental Plans” below.

(3)

Amounts represent Mr. Beckert's distribution of his accounts following his separation from service pursuant to the terms of the applicable plans.

(4)

This column does not include amounts that are represented in footnote (1) concerning the Company’s discretionary contribution made in respect of fiscal year 2017 as the timing of the fiscal year 2017 discretionary contribution was made after the Company’s fiscal year end and therefore was not included in the NEOs’ aggregate balances as of March 31, 2017. The amounts reflected in column (4) include amounts reported for Messrs. Gregoire and Elster and Ms. Flaherty that were reported in the Company’s prior proxy statements to the extent such amounts relate to prior fiscal year’s non-qualified plan employer contributions.

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Other Compensation Arrangements Provided to Our NEOs

Deferred Compensation Arrangements

The Company offers senior executives, including the NEOs, an unfunded Executive Deferred Compensation Plan, under which they may defer up to 90% of their annual performance cash incentive payouts. Compensation that is deferred is credited to a participant’s account, which is indexed to one or more investment options chosen by the participant. The amount credited is adjusted for, among other things, hypothetical investment earnings, expenses and gains or losses to the investment options. The investment options generally track those options available to our U.S. employees under the tax-qualified 401(k) plan.

Under the Executive Deferred Compensation Plan, a participant receives a lump sum distribution of the value of the participant’s deferral account after the earliest of death, disability, six months after “separation from service,” a termination in connection with a “change in control” (as each term is defined in the plan document) or a date specified by the participant (generally 5, 10 or 15 years following the deferral).

401(k) Supplemental Plans

The CA, Inc. Restoration Plan and the CA, Inc. Excess Benefit Plan (the “401(k) Supplemental Plans”) are unfunded plans that were created for the purpose of benefiting participants in the CA Savings Harvest Plan, our tax-qualified 401(k) plan, who are unable to receive a full allocation of employer contributions due to limitations imposed under the applicable tax rules. Pursuant to each of these plans, we set up a notional account that is credited with an amount, if any, that would have been credited to the participant’s 401(k) plan account absent those tax limitations. In addition, we credited these accounts with an interest-equivalent amount equal to the interest that would have been earned if the accounts had been invested in the money market fund investment alternative under our tax-qualified 401(k) plan. The amounts credited to the accounts under the 401(k) Supplemental Plans vest in accordance with the same schedule that employer contributions vest under the tax-qualified 401(k) plan, except that upon termination of the plan or a change in control of the Company, the accounts become fully vested. Within six months following a “separation from service,” the vested portion of the accounts is distributed in the form of a lump sum.

Employment and Separation Arrangements

Below are summaries of the employment and separation arrangements for the NEOs. The Company also adopted an Executive Severance Policy in fiscal year 2015 that provides for payments to be made upon certain termination events, a description of which immediately follows these summaries.

Michael P. Gregoire (Chief Executive Officer)

Mr. Gregoire’s employment arrangement, dated December 10, 2012, provides that he will be paid an initial base salary at the annual rate of $1,000,000. In each fiscal year, Mr. Gregoire is eligible to receive a target annual performance cash incentive of 150% of his annual base salary and a target long-term incentive performance award of at least $5,500,000, subject to the terms and conditions of the Company’s annual performance cash incentive and long-term incentive performance programs, respectively, and subject to reduction only in connection with a proportionate reduction affecting target levels for the Company’s other executive officers. As described in the CD&A above, Mr. Gregoire’s target annual performance cash incentive was increased to $1,750,000 and his target long-term incentive performance award was increased to $9,250,000 for fiscal year 2017. Mr. Gregoire is eligible to participate in all retirement, welfare and benefit plans and perquisites on a basis that is no less favorable than those provided to other senior executives of the Company generally.

In connection with his commencement of employment, Mr. Gregoire was awarded sign-on equity grants under the Company’s 2011 Incentive Plan, all of which vested and paid out prior to fiscal year 2017. Mr. Gregoire was also paid a cash sign-on bonus of $500,000 in lieu of an annual bonus for fiscal year 2013 and to help offset his expenses associated with his relocation to the New York, NY metropolitan area and negotiation of his employment arrangement.

Mr. Gregoire’s employment is at-will and may be terminated at any time in accordance with the terms of his employment arrangement. If Mr. Gregoire’s employment is terminated by the Company without “cause” or by Mr. Gregoire for “good reason,” each as defined in his employment arrangement, on or before January 7, 2018, he will be eligible to receive, subject to his execution of a release of claims in favor of the Company: (i) accelerated vesting of any then-unvested portion of his sign-on equity grants (but sign-on stock options may not be exercised and sign-on restricted stock units will not be settled

CA TECHNOLOGIES - 2017 Proxy Statement   54

prior to their original vesting dates, and sign-on stock options will expire no later than one year thereafter); (ii) a prorated annual bonus for the year in which the termination date occurs, in an amount determined based on the Company’s actual performance and paid at the time his annual bonus would otherwise have been paid; (iii) a cash severance payment equal to 150% of his annual base salary if the termination date occurred on or prior to January 7, 2016, 75% of his annual base salary if the termination date occurred during the period from January 8, 2016 through January 7, 2017, and 37.5% of his annual base salary if the termination date occurs during the period from January 8, 2017 through January 7, 2018; and (iv) payment of Consolidated Omnibus Budget Reconciliation Act (“COBRA”) premiums for up to 18 months following termination for himself and his eligible dependents.

If Mr. Gregoire’s employment is terminated by the Company without “cause” or by Mr. Gregoire for “good reason” after January 7, 2018, his employment arrangement provides that he will not be entitled to receive any cash severance, but he will be eligible to receive, subject to his execution of a release of claims in favor of the Company: (i) a full annual bonus for the year in which the termination date occurs, in an amount determined based on the Company’s actual performance and paid at the time his annual bonus would otherwise have been paid, provided that the targets and terms of the annual bonus for that year have been approved by the Compensation Committee prior to his termination date; and (ii) COBRA premium payments as described above.

Under Mr. Gregoire’s employment arrangement, the Company must also indemnify and hold Mr. Gregoire harmless for acts and omissions in connection with his employment to the maximum extent permitted under applicable law and the Company’s certificate of incorporation and bylaws, and must provide him coverage under the Company’s directors and officers liability insurance policy. Mr. Gregoire is subject to standard non-compete and non-solicitation covenants during, and for the 18-month period following, his employment with the Company, as well as perpetual confidentiality and mutual non-disparagement covenants.

Kieran J. McGrath (Executive Vice President, CFO)

Mr. McGrath was appointed interim CFO on July 26, 2016 and remained in that role until November 7, 2016 when the Board of Directors promoted him to Executive Vice President and CFO of the Company. Prior to serving as interim CFO, Mr. McGrath was the Company’s Senior Vice President and Corporate Controller.

At the time he was appointed interim Chief Financial Officer on July 26, 2016, the Company offered him the following retention awards: (i) a $500,000 equity award payable in restricted stock units that vest on the first three anniversaries of the grant date (August 15, 2016) in approximately equal installments and (ii) a cash retention payment of $500,000, $250,000 of which was paid on the 6-month anniversary of his interim CFO appointment and the remaining $250,000 of which will be paid on July 26, 2017. These awards were set forth in a letter to Mr. McGrath, dated July 22, 2016. The July 22, 2016 letter also provided for severance equal to 12 months of his salary in the event of a termination other than for “cause” (as defined in his employment arrangement), subject to his execution and non-revocation of a release of claims.

Mr. McGrath entered into an employment arrangement with the Company, dated November 2, 2016, in connection with promotion to Executive Vice President and CFO. His employment arrangement provides an initial base salary at the annual rate of $550,000. For fiscal year 2017, Mr. McGrath’s target annual performance cash incentive was $550,000 and his target long-term incentive performance award was $1,500,000, each of which was prorated based on the portion of the fiscal year remaining following his promotion. Mr. McGrath’s annual base salary is subject to reduction only in connection with a proportionate reduction affecting salaries for the Company’s other executive officers. The target levels for his future annual and long-term performance incentive awards remain subject to the review and approval of the Compensation Committee. Mr. McGrath is eligible to participate in all retirement, welfare and benefit plans and perquisites on a basis that is no less favorable than those provided to other senior executives of the Company generally.

Mr. McGrath’s employment is at-will and may be terminated at any time in accordance with the terms of his employment arrangement and any severance or separation pay due will be governed by the Executive Severance Policy, subject to his execution of a release of claims in favor of the Company.

All of Mr. McGrath’s compensation for fiscal year 2017, including compensation related to the period prior to his promotion, are reflected below in the Fiscal Year 2017 Summary Compensation Table and Grants of Plan-Based Awards Table.

Mr. McGrath is subject to standard non-compete and non-solicitation covenants during, and for the one-year period following, his employment with the Company, as well as perpetual confidentiality and non-disparagement covenants.

Ayman Sayed (President, Chief Product Officer)

Mr. Sayed’s start date with the Company was August 10, 2015. His employment arrangement, dated June 30, 2015, provides an initial base salary at the annual rate of $600,000. For fiscal year 2017, Mr. Sayed’s base salary was $600,000, his target annual performance cash incentive was $600,000 and his target long-term incentive performance award was $2,000,000. Mr. Sayed’s annual base salary is subject to reduction only in connection with a proportionate reduction affecting salaries for the Company’s other executive officers. The target levels for his future annual and long-term performance incentive awards remain subject to the review and approval of the Compensation Committee. Mr. Sayed is eligible to participate in all retirement, welfare and benefit plans and perquisites on a basis that is no less favorable than those provided to other senior executives of the Company generally.

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The Company paid Mr. Sayed, 30 days after Mr. Sayed’s start date, a cash sign-on bonus of $1,750,000. He was also awarded a sign-on equity grant under the Company’s 2011 Incentive Plan of $3,600,000 in restricted stock units, of which 45% vested on August 10, 2016, 33% will vest on August 10, 2017 and 22% will vest on August 10, 2018. These sign-on awards were granted as an inducement to accept the Company’s offer of employment and to compensate him for amounts forfeited with his previous employer. The cash sign-on bonus was subject to recoupment if Mr. Sayed’s employment was terminated before the first anniversary of his start date by the Company with “cause” or by Mr. Sayed other than for “good reason,” each as defined in his employment arrangement.

Mr. Sayed’s employment is at-will and may be terminated at any time in accordance with the terms of his employment arrangement and any severance or separation pay due will be governed by the Executive Severance Policy, subject to his execution of a release of claims in favor of the Company, and any then-unvested portion of his sign-on equity grant will continue to vest in accordance with the original schedule.

Mr. Sayed is subject to standard non-compete and non-solicitation covenants during, and for the one-year period following, his employment with the Company, as well as perpetual confidentiality and non-disparagement covenants. As described in the CD&A above, Mr. Sayed was promoted to President, Chief Product Officer as of July 26, 2016.

Lauren P. Flaherty (Executive Vice President and Chief Marketing Officer)

Ms. Flaherty’s start date with the Company was August 1, 2013. For fiscal year 2017, her base salary and target annual performance cash incentive were each $625,000 and her target long-term incentive performance award was $2,200,000. Ms. Flaherty’s annual base salary is subject to reduction only in connection with a proportionate reduction affecting salaries for the Company’s other executive officers. The target levels for her annual and long-term performance incentive awards remain subject to the review and approval of the Compensation Committee. Ms. Flaherty is eligible to participate in all retirement, welfare and benefit plans and perquisites on a basis that is no less favorable than those provided to other senior executives of the Company generally.

In connection with her hire, Ms. Flaherty was awarded sign-on equity grants under the Company’s 2011 Incentive Plan of $2,200,000 in stock options and $1,600,000 in restricted stock units, all of which vested in approximately equal installments on each of the first three anniversaries of the grant date. The Company also paid Ms. Flaherty a cash sign-on bonus of $500,000 intended to compensate her for amounts forfeited with her prior employer, all of which was paid prior to fiscal year 2017. The cash sign-on bonus was subject to recoupment if Ms. Flaherty’s employment was terminated before the second anniversary of her start date by the Company with “cause” or by Ms. Flaherty other than for “good reason,” each as defined in her employment arrangement.

Ms. Flaherty’s employment is at-will and may be terminated at any time in accordance with the terms of her employment arrangement. If Ms. Flaherty’s employment was terminated by the Company without “cause” or by Ms. Flaherty for “good reason” on or before December 31, 2016, her employment arrangement provides that she will be eligible to receive, subject to her execution of a release of claims in favor of the Company: (i) accelerated vesting of any then-unvested portion of her sign-on equity grants (but sign-on stock options may not be exercised and sign-on restricted stock units will not be settled prior to their original vesting dates, and sign-on stock options will expire no later than one year thereafter); (ii) a prorated annual bonus for the year in which the termination date occurs, in an amount determined based on the Company’s actual performance and paid at the time her annual bonus would otherwise have been paid; and (iii) a cash severance payment equal to her annual base salary.

Ms. Flaherty is subject to standard non-compete and non-solicitation covenants during, and for the one-year period following, her employment with the Company pursuant to our standard employment and confidentiality agreement, as well as perpetual confidentiality and non-disparagement covenants.

Adam Elster (President, Global Field Operations)

At the time Mr. Elster was promoted to Executive Vice President and Group Executive, Worldwide Sales and Services in January 2014, we agreed that, in the event his employment is terminated by the Company without “cause” or he resigns for “good reason” on or before January 21, 2017, he would be eligible to receive a severance payment equal to his annual base salary (or 75% of his annual base salary if such termination occurs after January 21, 2017 but before January 21, 2018) and payment of a prorated amount of any outstanding annual performance cash incentive award based on the Company’s actual performance and paid at the time the bonus would have otherwise been paid. As described in the CD&A above, Mr. Elster was promoted to President, Global Field Operations as of July 26, 2016.

Richard J. Beckert (Former Executive Vice President and CFO)

Mr. Beckert served as CFO of the Company until July 26, 2016 and remained an employee until August 31, 2016. Prior to his separation from the Company, Mr. Beckert’s annual base salary was $700,000, his fiscal year 2017 annual performance cash incentive target was $700,000 and his long-term incentive bonus opportunity was $2,600,000.

As of November 26, 2016, Mr. Beckert and the Company entered into a Separation Agreement and General Claims Release (“Release Agreement”) and Mr. Beckert received the benefits provided under the Executive Severance Policy, including an amount of $700,000 (his annual base salary amount), $37,356, the Company’s premium equivalent cost for Executive’s health care for 18 months, as well as an additional payment of $54,000 to cover the cost of early termination provisions relating to his housing. These amounts are reflected in the All Other Compensation column of the Fiscal Year 2017 Summary Compensation Table. In addition, Mr. Beckert

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received payouts under the fiscal year 2017 annual performance cash incentive bonus and the fiscal year 2015-2017 three-year performance share award, in each case, based on the attainment of the performance goals in the same manner as other NEOs and pro-rated based on the time he was employed by the Company during the performance period.

Mr. Beckert also remains eligible to receive a payout of shares under the fiscal years 2016-2018 and 2017-2019 three-year performance share awards that were outstanding at the time of his separation based on the attainment of the performance goals under those awards and pro-rated based on the time he was employed by the Company during the applicable performance period. Any payout of these awards would be made after the end of the performance period. The target shares under these awards as pro-rated are reflected in the Outstanding Equity Awards at 2017 Fiscal Year-End table.

Mr. Beckert released the Company against claims, with certain regulatory exceptions, under the Release Agreement.

The employment arrangements with the NEOs summarized above generally contain similar definitions for “good reason” and “cause.” “Good reason” is generally defined as: (i) any material and adverse change in the NEO’s authorities and responsibilities; (ii) any material reduction by the Company of the NEO’s base salary or target incentive compensation; or (iii) any material breach by the Company of the NEO’s employment arrangement. “Cause” is generally defined as: (i) willful failure to perform duties; (ii) conduct that materially harms the reputation or financial position of the Company; (iii) conviction of, or plea of guilty or nolo contendere to, a felony; or (iv) the commission of any other crime involving dishonesty, breach of fiduciary duties, or failure to cooperate with the Company in any investigation, or impeding any investigation.

Further, as described immediately below, the NEOs are eligible for separation payments in accordance with the Company’s Executive Severance Policy. If an NEO is covered by and receives termination of employment benefits under an individual employment arrangement (as described above), such payments and benefits will reduce (but not below zero) the corresponding payments or benefits provided under the Executive Severance Policy. In that case, the NEO would receive the greater of the two separation payments but not both of them.

Executive Severance Policy

As of May 13, 2014, the Compensation Committee approved a severance policy for senior executives, intended to provide a uniform policy for the payment of severance benefits to the CEO and the CEO’s direct reports in the event of certain terminations of employment. The policy generally provides for the following in the event of a termination without “cause” or resignation for “good reason”: (i) cash severance payment equal to 100% of each executive’s respective base salary (or 150% of base salary in the case of the CEO), (ii) a prorated annual performance cash incentive for the year in which the termination occurs, based on actual performance and paid at the time the bonus would otherwise have been paid, (iii) a prorated portion of outstanding performance shares (based on the portion of the performance cycle completed prior to the termination date), based on actual performance and paid at the time the shares would otherwise have been paid and (iv) 18 months’ of COBRA premium-equivalent payments. All payments would be conditioned on the executive executing a valid release of claims against the Company.

Change in Control Severance Policy

We maintain a Change in Control Severance Policy, which was initially approved by the Board in October 2004. This policy covers such senior executives as the Board may designate from time to time, including the NEOs discussed below.

Our Change in Control Severance Policy is intended to provide post-change in control severance benefits consistent with current competitive practice. These benefits are intended to: (i) provide additional incentive to those key executives most closely connected to a potential change in control to remain focused on the Company’s business priorities and to act more objectively and, therefore, in the best interests of stockholders, despite the fact that such a transaction could result in the executives’ termination; (ii) encourage key executives to remain with us prior to completion of a change in control and to work toward a successful transition; and (iii) provide potential additional non-competition and employee non-solicitation protection. Stock options and restricted stock awards granted under the 2011 Incentive Plan generally vest upon a termination without “cause” or for “good reason” (each as defined in the 2011 Incentive Plan) within a two-year period following a change in control or will immediately vest upon a change in control if the Company’s stock ceases to be publicly traded following the change in control or these equity awards are not honored or assumed in connection with the change in control. As a condition to receiving a payment under the Change in Control Severance Policy, an executive must sign a separation and release agreement that, among other things, requires the executive to acknowledge that his or her existing confidentiality agreement with us, including with respect to non-competition and non-solicitation provisions, continues to be in full force and effect.

The policy provides for certain payments and benefits in the event that, following a change in control or potential change in control of the Company, a covered executive’s employment is terminated either without “cause” by us or for “good reason” by the executive. The amount of the severance payment would range from 1.00 to 2.99 times an executive’s annual base salary and bonus (“bonus” is generally defined under the policy as the

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higher of the target annual performance cash incentive for the fiscal year in which the termination occurs or the average annual performance cash incentives earned during the last three completed fiscal years of the Company immediately preceding the date of termination) as determined from time to time by the Compensation Committee. As of March 31, 2017, Messrs. Gregoire, McGrath, Elster and Sayed would have been entitled to cash severance payments equal to 2.99 times their respective annual base salaries and bonuses and Ms. Flaherty would be entitled to a cash severance payment equal to 2.00 times her annual base salary and bonus, to be paid no later than 60 days following a termination of employment. As of July 26, 2016, Mr. Beckert was no longer entitled to change in control severance payments because he no longer served as an executive officer of the Company.

The policy also provides the following additional benefits: (i) prorated target bonus payments for the year of termination; (ii) a payment equal to the cost of 18 months’ of COBRA premium payments; (iii) one year of outplacement services; and (iv) if applicable, certain relocation expenses. In fiscal year 2016, the Company amended the Change in Control Severance Policy to remove all provisions that could require the Company to “gross-up” an executive with respect to excise taxes under Section 280G of the Internal Revenue Code. Although these provisions existed since the Policy’s inception, effective July 2010, the Compensation Committee determined that it would not enter into any new agreements with executive officers providing for excise tax gross-up provisions with respect to payments contingent upon a change in control. In fiscal year 2016, the only officer with a legacy change in control tax gross-up provision agreed to have such provision removed. In connection with that agreement, the Change in Control Severance Policy was formally amended to remove all excise tax gross-up related provisions. There are no executive officers entitled to any excise tax gross up benefits as of March 31, 2017.

Under the policy, a “change in control” would include, among other things, each of the following events: (i) the acquisition of 35% or more of our voting power; (ii) a change in a majority of the incumbent members of our Board of Directors; (iii) the sale of all or substantially all our assets; (iv) the consummation of certain mergers or other business combinations; and (v) stockholder approval of a plan of liquidation or dissolution.

Estimated Payments in the Event of Termination of Employment or Following a Change in Control

Upon certain types of terminations of employment not related to a change in control of the Company, the Company may pay severance benefits to the NEOs. As described above, the NEOs are eligible for separation payments under the Company’s Executive Severance Policy and, in certain situations, separation payments are also provided under an individual employment arrangement entered into with an NEO. For additional information, please see “Other Compensation Arrangements Provided to Our NEOs — Employment and Separation Arrangements” and “Other Compensation Arrangements Provided to Our NEOs — Executive Severance Policy,” above.

The following table shows the potential payments to our NEOs (other than Mr. Beckert, whose employment ended prior to March 31, 2017) under existing policies, agreements, plans or arrangements, under various scenarios involving a change in control or termination of employment, assuming a March 31, 2017 termination date and using the closing price of the Common Stock on March 31, 2017 of $31.72.

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	Termination Due to Death(1) ($)	Termination Due To Disability(1) ($)	Without Cause / Resignation for Good Reason (per Employment Arrangement)(2) ($)	Certain Terminations Following a Change in Control(3) ($)
M.P. Gregoire
Cash Severance	—	—	1,500,000	8,222,500
Interrupted Performance Cycles(4)	5,297,303	5,211,954	5,211,954	5,297,303
Acceleration of Unvested Equity(5)	4,056,025	4,056,025	—	4,056,025
Other Benefits	—	—	37,222	47,222
Total Payments	9,353,328	9,267,979	6,749,176	17,623,050
K.J. McGrath
Cash Severance	—	—	550,000	3,289,000
Interrupted Performance Cycles(4)	85,168	84,147	84,147	85,168
Acceleration of Unvested Equity(5)	1,512,337	1,512,337	—	1,512,337
Other Benefits	—	—	—	47,222
Total Payments	1,597,505	1,596,484	634,147	4,933,727
A. Elster
Cash Severance	—	—	700,000	4,186,000
Interrupted Performance Cycles(4)	1,789,484	1,759,724	1,759,724	1,789,484
Acceleration of Unvested Equity(5)	1,455,121	1,455,121	—	1,455,121
Other Benefits	—	—	37,222	47,222
Total Payments	3,244,605	3,214,845	2,496,946	7,477,827
A. Sayed
Cash Severance	—	—	600,000	3,588,000
Interrupted Performance Cycles(4)	1,136,813	1,116,296	1,116,296	1,136,813
Acceleration of Unvested Equity(5)	3,135,931	3,135,931	2,244,807	3,135,931
Other Benefits	—	—	37,222	47,222
Total Payments	4,272,744	4,252,227	3,998,325	7,907,966
L.P. Flaherty
Cash Severance	—	—	625,000	2,500,000
Interrupted Performance Cycles(4)	1,542,290	1,516,438	1,516,438	1,542,290
Acceleration of Unvested Equity(5)	1,223,584	1,223,584	—	1,223,584
Other Benefits	—	—	35,649	45,649
Total Payments	2,765,874	2,740,022	2,177,087	5,311,523
(1)

Upon termination due to an executive’s death or disability, stock options become immediately exercisable and can be exercised within one year of such death or disability, but not later than the normal expiration date of the option. Restricted stock awards that have not vested immediately vest upon death or disability. This column includes the intrinsic value (i.e., the value based upon our stock price, and in the case of options, less the exercise price) of equity awards that would become exercisable or vested if the NEO had died or become disabled as of March 31, 2017. With regard to the three-year performance shares, promptly after death, the executive’s estate would receive a prorated portion of the target share award based on the portion of the performance cycle that lapsed prior to the death. In the event of a disability, the executive would be eligible to receive a prorated number of shares based on the actual results after the end of the performance cycle, based on the portion of the performance cycle that lapsed prior to the disability. For purposes of this calculation, we determined the value of the prorated amount of the outstanding performance share awards under the fiscal year 2016-2018 and 2017-2019 long-term incentive plans using the closing market price of the Company’s Common Stock ($31.72) on March 31, 2017 based on the achievement of “target” performance under those awards, with the value of such awards discounted to reflect the present value of the target awards in the case of disability since those awards would not be paid until after the end of the applicable performance cycle.

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(2)

If Mr. Gregoire’s employment had been terminated by the Company without “cause” or by Mr. Gregoire for “good reason” on March 31, 2017, he would have received a cash severance payment equal to 150% of his annual base salary. Assuming a March 31, 2017 termination date, Messrs. McGrath, Sayed and Elster and Ms. Flaherty would have been entitled to their respective annual base salary amount, payable in a lump sum, upon termination without “cause” or resignation for “good reason.” Mr. Sayed would also be entitled to vesting of his sign-on restricted stock units on their original vesting dates. Under the terms of the Executive Severance Policy, each NEO would also receive (i) a lump-sum payment of an amount equal to 18 months of COBRA premium payments, provided he or she has not commenced employment with or accepted an offer of employment with a subsequent employer offering health benefits and (ii) with regard to the fiscal year 2016-2018 and fiscal year 2017-2019 three-year performance shares, a prorated portion of any award the executive would have received had the executive remained employed through the payment date, based upon the attainment of the performance goals and pro-rated for the period during the performance period through the NEO’s termination date.

(3)

Represents cash payments and the value of benefits payable upon a termination of employment without “cause” or resignation for “good reason” within the two-year period following a change in control, under our Change in Control Severance Policy (described above). As of March 31, 2017, Messrs. Gregoire, McGrath, Elster and Sayed would each have been entitled to 2.99 times their annual base salaries and annual performance cash incentive targets and Ms. Flaherty would have been entitled to 2.00 times her annual base salary and annual performance cash incentive target. In addition, this calculation includes: (i) the value of the accelerated vesting of each executive’s equity awards and prorated payout with regard to outstanding three-year performance shares, calculated as described in footnote (1) above in the event of death; (ii) the value of one year of outplacement services; and (iii) the lump-sum payment of an amount equal to 18 months of COBRA premium payments. With regard to outstanding options and restricted stock, the 2011 Incentive Plan generally provides for the immediate acceleration of awards upon a termination without “cause” or for “good reason” (each as defined in the 2011 Incentive Plan) within a two-year period following a change in control or for immediate acceleration upon a change in control if the Company’s stock ceases to be publicly traded following the change in control or these equity awards are not honored or assumed in connection with the change in control.

(4)

With regard to the fiscal year 2016-2018 and fiscal year 2017-2019 three-year performance shares, the Compensation Committee reserves discretion, in the event of a disability, to pay a prorated portion of any award the executive would have received had the executive remained employed through the payment date. Eligibility and amount would be determined at the conclusion of the applicable performance cycle. See also the description of the long-term incentive awards and the three-year performance share component in the CD&A, above.

(5)

For Mr. Sayed, the amount in this row also reflects the vesting of the unvested portions of his sign-on restricted stock unit awards as of March 31, 2017 pursuant to his employment arrangements.

In addition to the payments summarized above, upon any termination of employment (including the scenarios described above, or a termination for cause or resignation without good reason), whether or not in connection with a change in control, the NEOs would be entitled to the balance of their vested accounts under our tax-qualified 401(k) plan, the 401(k) Supplemental Plans and the deferred compensation arrangements and vested equity, each in accordance with their terms. Without regard to vesting, the balances of these accounts for the NEOs as of March 31, 2017 (except for the 401(k) plan) are disclosed in the last column of the Fiscal Year 2017 Non-Qualified Deferred Compensation table, above.

Risk Considerations Relating to Compensation

The Company’s management presented the Compensation Committee with an assessment of the risks involved in the design and implementation of all of the Company’s incentive compensation programs, including all of the executive compensation plans that cover our NEOs. The Compensation Committee concurred with management’s assessment that our executive incentive compensation programs do not give rise to risks that are reasonably likely to have a material adverse effect on the Company. Some factors considered in this analysis were the following:

●

The long-term equity awards granted to our executives are subject to long-term performance goals that are linked to the Company’s long-term strategy and have long-term performance cycles or vesting schedules, which links the compensation to long-term stock price performance and to the long-term interests of the Company’s stockholders.

●

The Company’s clawback policy gives the Compensation Committee the ability under certain circumstances to recover executive compensation awards when an executive engages in intentional misconduct or fraud that results in a substantial restatement of the Company’s financial statements.

●

The Compensation Committee has discretion to decrease the amount of any incentive compensation payouts (negative discretion) when determining final payouts of awards, which gives the Compensation Committee the ability to avoid rewarding executives for excessive or inappropriate risk-taking.

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SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table summarizes share and exercise price information about our equity compensation plans as of March 31, 2017. All of our equity compensation plans pursuant to which grants are being made have been approved by our stockholders.

Equity Compensation Plan Information

Plan Category	Number of Securities Issuable Upon Exercise of Outstanding Options, Warrants and Rights (#)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(1) ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column) (#)
Equity compensation plans approved by security holders	8,404,421(2)	$28.88	54,489,549(3)
Equity compensation plans not approved by security holders	—	—	—
TOTAL	8,404,421	$28.88	54,489,549
(1)

The calculation of the weighted average exercise price includes only stock options and does not include the outstanding deferred stock units, restricted stock units, performance-based awards/targets and stock units reflected in the first column.

(2)

Includes all stock options outstanding under the 2011 Incentive Plan; all restricted stock units outstanding under the 2011 Incentive Plan; and all deferred stock units outstanding under the 2003 Compensation Plans for Non-Employee Directors and the 2012 Plan. Although certain shares were not awarded as of March 31, 2017 for the performance-based targets set under the fiscal year 2015, 2016 and 2017 long-term incentive plans, we have assumed the following for purposes of this table: with regard to (i) the three-year performance share components of the fiscal year 2016-2018 and 2017-2019 long-term incentive plans (for which the performance cycles will end after fiscal years 2018 and 2019, respectively), we have assumed a payout at the maximum level and note that payouts under these arrangements could range from 0-200% of target at the end of the applicable performance cycle, depending on performance; and (ii) the one-year performance share component of the fiscal year 2017 long-term incentive plan and the three-year performance share component of the fiscal year 2015-2017 long-term incentive plan, the actual grants occurred in fiscal year 2018 (as indicated in the Outstanding Equity Awards at 2017 Fiscal Year-End table, above) and we have reflected the actual number of shares awarded with respect to this component in this column.

(3)

As of March 31, 2017, there were 25,385,622 shares available under the 2011 Incentive Plan, 96,398 shares available under the 2012 Plan, and 29,007,529 shares available under the 2012 Employee Stock Purchase Plan.

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PROPOSAL 3

ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Stockholders are entitled to vote to approve, on an advisory or non-binding basis, the compensation of our Named Executive Officers as disclosed in this Proxy Statement in accordance with SEC rules. This proposal is commonly known as a “say-on-pay” proposal.

The Board and the Compensation Committee believe that the compensation program described under “Compensation Discussion and Analysis” and “Compensation and Other Information Regarding Executive Officers” is an effective incentive for the achievement of positive results, appropriately aligning pay and performance, and enabling us to attract and retain talented executives.

We currently hold our say-on-pay vote every year. Accordingly, you are being asked to vote on the following resolution at this year’s annual meeting:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of our Named Executive Officers as disclosed in this Proxy Statement in accordance with SEC rules under Compensation Discussion and Analysis and Compensation and Other Information Concerning Executive Officers.”

This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the policies and practices described in this Proxy Statement.

This vote is advisory and, therefore, not binding on the Board or the Compensation Committee. However, the Board and the Compensation Committee will review the voting results and take them into consideration when making future decisions regarding the compensation of our Named Executive Officers. The Board and the Compensation Committee have adopted a policy of providing for annual advisory votes from stockholders on executive compensation. The next such vote will occur at the 2018 annual meeting of stockholders, subject to the outcome of the advisory vote on the frequency of future advisory votes to approve the compensation of our Named Executive Officers.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SEC (PROPOSAL 3).

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PROPOSAL 4

ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Stockholders are being provided an opportunity to vote on how frequently they believe we should hold an advisory vote to approve the compensation of our Named Executive Officers in the future. The frequency options are to hold the advisory vote to approve such compensation each year, every two years or every three years.

When this frequency vote was last held in 2011, our stockholders indicated a preference to hold the advisory vote to approve the compensation of our Named Executive Officers each year, and the Board and the Compensation Committee implemented that standard. After careful consideration of the frequency alternatives, the Board and the Compensation Committee continue to believe that an annual advisory vote to approve compensation of our Named Executive Officers is the most appropriate policy at this time.

This vote is advisory and, therefore, not binding on the Board or the Compensation Committee. However, the Board and Compensation Committee will review the voting results and take them into consideration when making future decisions regarding the frequency for holding an advisory vote to approve the compensation of our Named Executive Officers.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR CONDUCTING FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS EVERY YEAR (PROPOSAL 4).

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PROPOSAL 5

APPROVAL OF AMENDMENT TO INCREASE THE NUMBER OF AUTHORIZED SHARES ISSUABLE UNDER THE CA, INC. 2012 COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS

General

We are asking stockholders to approve the amendment of the Company’s 2012 Plan to increase the maximum number of shares of Common Stock authorized for issuance under the 2012 Plan by 450,000 shares, to a total of 950,000 shares. The 2012 Plan was initially approved by the Company’s stockholders at the 2012 annual meeting held on August 1, 2012. On June 7, 2017, the Board approved, subject to stockholder approval, the amendment of the 2012 Plan to increase the number of shares authorized for issuance by 450,000 shares.

Background and Purposes of the Proposal

As of June 7, 2017, an aggregate of 500,000 shares of Common Stock were authorized for issuance under the existing 2012 Plan (including 235,000 shares of Common Stock that were rolled over from the Company’s 2003 Compensation Plan for Non-Employee Directors), of which 96,398 shares were available for future issuance. The amount of shares remaining available for issuance under the 2012 Plan is insufficient to meet the Company’s anticipated needs thereunder.

The Board and the Corporate Governance Committee believe that the ability to continue to provide equity-based compensation is necessary in order to attract and retain the services of highly qualified and talented non-employee directors, which are essential to our growth and success. The Corporate Governance Committee engaged Willis Towers Watson, an independent compensation consultant, to provide advice with respect to the appropriate number of additional shares necessary to ensure the Company’s ability to continue to provide equity-based compensation under the 2012 Plan. Based on the foregoing and at the recommendation of the Corporate Governance Committee, on June 7, 2017, the Board approved, subject to stockholder approval, the amendment of the 2012 Plan to increase the number of shares authorized for issuance by 450,000 shares.

If the proposal to amend the 2012 Plan is approved, the amendment will become effective as of the date of the 2017 annual meeting. If stockholders do not approve the proposal to amend the 2012 Plan, the amendment will not be implemented and the aggregate number of shares authorized for issuance under the 2012 Plan will remain unchanged. In the event the proposal to amend the 2012 Plan is not approved and the existing share reserve under the 2012 Plan is depleted, higher cash compensation may be required to attract and retain the services of highly qualified and talented non-employee directors.

Description of the Amended 2012 Plan

The following is a summary of the material terms and provisions of the 2012 Plan after giving effect to the proposed amendment (the “Amended 2012 Plan”). This summary is qualified in its entirety by reference to the complete text of the Amended 2012 Plan, which is attached to this Proxy Statement as Exhibit A.

Purpose

The purposes of the Amended 2012 Plan are to attract and retain the services of highly qualified and talented non-employee directors, whose present and future contributions to the welfare, growth and continued business success of the Company will be of benefit to the Company.

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Eligibility

Each member of the Board who (1) is not an employee of the Company or any of its consolidated subsidiaries; (2) is not a party to a separately compensated consulting arrangement with the Company; and (3) does not hold a paid directorship or paid advisory position with any organization of which another director of the Company is an executive officer, is eligible to receive annual director fees under the Amended 2012 Plan. Currently, 10 of the Company’s 11 directors are eligible to receive director fees under the Amended 2012 Plan.

Director Fees

The current annual director fees payable to each eligible director for a director service year is $325,000. Such amount was set by the Board in May 2014 and the Board, on the recommendation of the Corporate Governance Committee, may set a different amount for any director service year. In addition, the Board may authorize the payment of additional fees to the chair of any committee of the Board composed entirely of eligible directors or to the Chairman of the Board or lead independent director. If an eligible director serves for a short director service year (less than 12 months), the director fees payable to the eligible director will be subject to proration. Director fees payable under the Amended 2012 Plan are subject to the following terms and conditions:

●

Form and Timing of Payment. Director fees are payable quarterly in the form of stock deferrals credited to an eligible director’s deferred stock compensation account. However, an eligible director may elect to receive up to 50% of the eligible director’s director fees for a director service year in cash, payable quarterly, provided that the Corporate Governance Committee may determine that the maximum cash percentage will be less than 50%. The Corporate Governance Committee has established a current maximum cash election amount of $100,000 with respect to the current annual director fee of $325,000.

●

Stock Deferrals. Director fees in the form of stock deferrals are credited to an unfunded and unsecured deferred stock compensation account in the name of the eligible director. The number of shares underlying each stock deferral is determined by dividing the dollar amount of the director fees subject to the stock deferral by the market price of a share on the day the deferral is credited to the eligible director’s deferred stock compensation account.

●

Dividends. Each eligible director receives cash payments on the shares underlying the eligible director’s deferred stock compensation account, in amounts equal to the cash dividends and other distributions payable to Company stockholders generally. However, the Corporate Governance Committee may determine in its discretion that in lieu of cash payments, an eligible director’s deferred stock compensation account will be credited with additional stock deferrals in the amount of the dividends or other distributions.

●

Payment of Stock Deferrals. Generally, amounts credited to an eligible director’s deferred stock compensation account will be settled in shares of Common Stock in one lump sum on the first business day of the calendar year following the director service year in which the eligible director ceases to be a member of the Board for any reason (the “Payment Commencement Date”). However, an eligible director may elect at any time prior to the eligible director’s termination date to receive payment of the eligible director’s deferred stock compensation account in up to 10 annual installments, commencing on the Payment Commencement Date. If an eligible director dies before payment in full of the amount credited to the eligible director’s deferred stock compensation account, the balance will be paid in one lump sum in accordance with the eligible director’s will, or if there is no will, in accordance with the laws of descent and distribution.

●

Hardship Withdrawals. At its discretion, the Corporate Governance Committee may permit early withdrawals of amounts credited to an eligible director’s deferred stock compensation account if the eligible director or the eligible director’s representative provides satisfactory evidence that an early withdrawal is needed to meet an unforeseen financial hardship.

Shares Available For Issuance

A total of 950,000 shares of the Company’s Common Stock are authorized for issuance under the Amended 2012 Plan (including 500,000 shares previously authorized under the 2012 Plan (of which 96,398 shares remain available for future issuance as of June 7, 2017) and the proposed increase of 450,000 shares), subject to adjustment (see “Adjustments” below).

Plan Administration

The Amended 2012 Plan is administered by the Corporate Governance Committee, which has the discretion to (1) interpret the Amended 2012 Plan; (2) adopt, amend and rescind rules regarding its operation; (3) make specified adjustments, in accordance with the Amended 2012 Plan’s adjustment provisions (see “Adjustments” below); and (4) take other actions it deems necessary or advisable for the proper operation and administration of the Amended 2012 Plan.

Adjustments

The maximum number or kind of shares available for issuance under the Amended 2012 Plan, or the number or kind of shares underlying a stock deferral or credited to a deferred stock compensation account, will be adjusted by the Corporate Governance Committee if the Corporate Governance Committee, in its discretion, determines that, because of any stock split, reverse stock split, dividend or other distribution (whether in the form of cash, shares, other securities or other property), extraordinary cash dividend, recapitalization, merger, consolidation, split-up, spin-off, reorganization, combination, repurchase or exchange of shares or other securities, the exercisability of stock purchase rights received under the Rights Agreement (as defined in the Amended 2012 Plan), the issuance of warrants or other rights

CA TECHNOLOGIES - 2017 Proxy Statement   65

to purchase shares or other securities, or any other similar corporate transaction or event, the adjustment is required in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Amended 2012 Plan.

Amendment and Termination

The Amended 2012 Plan may be amended or terminated by the Board at any time without stockholder approval, except that any amendment that either increases the aggregate number of shares that may be issued under the Amended 2012 Plan or materially modifies the eligibility requirements for participation in the Amended 2012 Plan requires stockholder approval before it can be effective. No amendment may adversely affect any right of any eligible director with respect to any stock deferral credited to that eligible director’s deferred stock compensation account under the Amended 2012 Plan without the eligible director’s written consent. For this purpose, however, an amendment that accelerates the time period within which any installment payments will be made will not be considered an amendment that adversely affects an eligible director’s rights with respect to the eligible director’s stock deferrals.

If not earlier terminated by the Board, the Amended 2012 Plan will automatically terminate on the 10-year anniversary of the 2012 annual meeting of stockholders. No director fees may be paid or stock deferrals credited under the Amended 2012 Plan after it is terminated, but any previously credited stock deferrals will remain in effect until they are paid in full or expire, except that the Board, in its sole discretion, may, at any time after the termination of the Amended 2012 Plan and without the consent of the affected individuals, accelerate the time period within which any installment payments will be paid, or determine that the remaining balance of deferred stock compensation accounts under the Amended 2012 Plan will be paid in one lump sum on a date determined by the Board.

Summary of Federal Income Tax Consequences of Participation in the Amended 2012 Plan

The following is a brief summary of the principal United States federal income tax consequences of director fees and stock deferrals under the Amended 2012 Plan. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences.

An eligible director will not recognize any income at the time director fees are credited as stock deferrals to the eligible director’s deferred stock compensation account or at the time additional stock deferrals are credited to the deferred stock compensation account in connection with dividend or distribution payments in the event that the Corporate Governance Committee decides to pay dividends or distributions in the form of additional stock deferrals. In the event an eligible director elects to receive payment of a portion of the eligible director’s annual director fees in cash, or the Corporate Governance Committee decides to make dividend or distribution payments on stock deferrals in cash, the eligible director will recognize ordinary income in an amount equal to such cash payments for the taxable year during which those payments are received by the eligible director. When the eligible director is ultimately issued shares in payment of amounts credited to the eligible director’s deferred stock compensation account, the eligible director will recognize ordinary income for the taxable year during which those shares are issued in an amount equal to the fair market value of the shares on the date of issuance.

The Company will be entitled to a tax deduction at the same time and in the same amount as the eligible director recognizes income. The eligible director’s tax basis in any shares acquired as payment of amounts credited to the eligible director’s deferred stock compensation account will be equal to the amount of ordinary income recognized.

Upon a sale of the shares received by an eligible director as payment of the eligible director’s deferred stock compensation account, any gain or loss will generally be treated as long-term or short-term capital gain or loss, depending on how long the eligible director held such shares prior to sale. The eligible director’s holding period for shares so acquired begins on the date the shares are issued to the eligible director.

CA TECHNOLOGIES - 2017 Proxy Statement   66

New Plan Benefits

The number of shares underlying stock deferrals to be credited to deferred stock compensation accounts of the eligible directors in payment of director fees for the forthcoming year is not presently determinable, as that number is dependent on the fair market value of the shares as of the last day of each fiscal quarter of the Company’s upcoming fiscal year, and on each eligible director’s right to elect to receive in cash, in lieu of stock deferrals, up to 50% of the director fees payable under the Amended 2012 Plan in respect of the upcoming year.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE AMENDMENT TO INCREASE THE NUMBER OF AUTHORIZED SHARES ISSUABLE UNDER THE CA, INC. 2012 COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS (PROPOSAL 5).

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INFORMATION REGARDING BENEFICIAL OWNERSHIP OF PRINCIPAL STOCKHOLDERS, THE BOARD AND MANAGEMENT

The following table sets forth information, based on data provided to us, with respect to beneficial ownership of shares of Common Stock as of June 12, 2017 for (1) each person known by us to beneficially own more than five percent of the outstanding shares of Common Stock, (2) each of our directors and nominees for election as directors, (3) the Named Executive Officers, and (4) all of our directors, nominees and executive officers as a group. The table also sets forth separately the number of shares of Common Stock underlying deferred stock units and restricted stock units held by each of our directors and officers as of June 12, 2017. Percentage of beneficial ownership is based on 421,219,295 shares of Common Stock outstanding as of June 12, 2017. Unless otherwise indicated, the address for the following stockholders is c/o CA, Inc., 520 Madison Avenue, New York, New York 10022.

Beneficial Owner	Number of Shares Beneficially Owned(1)(2)	Percent of Class	Shares Underlying Deferred Stock Units or Restricted Stock Units(3)
Holders of More Than 5%:
Careal Holding AG(4) Martin Haefner Eva Maria Bucher-Haefner BigPoint Holding AG	103,813,380	24.65%	—
Macquarie Group Limited(5)	23,246,174	5.52	—
The Bank of New York Mellon Corporation(6)	23,785,593	5.65	—
Directors and Nominees:
Jens Alder	—	*	39,476
Raymond J. Bromark	1,000	*	66,265
Michael P. Gregoire	2,012,237	*	—
Rohit Kapoor	20,000	*	54,551
Jeffrey G. Katz	—	*	15,118
Kay Koplovitz	—	*	55,528
Christopher B. Lofgren	—	*	84,368
Richard Sulpizio	—	*	51,528
Laura S. Unger	—	*	71,607
Arthur F. Weinbach	25,000	*	119,962
Renato (Ron) Zambonini	25,000	*	68,436
Named Executive Officers (Non-Directors):
Richard J. Beckert(7)	22,637	*	—
Adam Elster	460,975	*	—
Lauren P. Flaherty	526,025	*	—
Kieran J. McGrath	56,719	*	—
Ayman Sayed(8)	158,580	*	28,569
All Directors, Nominees and Executive Officers as a Group (19 persons)	3,791,280	*	667,011
*

Represents less than 1% of the Common Stock outstanding.

(1)

Except as indicated below, all persons have represented to us that they exercise sole voting power and sole investment power with respect to their shares.

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(2)

The amounts shown in this column include the following shares of Common Stock issuable upon exercise of stock options that either are currently exercisable or will become exercisable within 60 days after June 12, 2017: Mr. Elster, 343,710; Ms. Flaherty, 417,262; Mr. Gregoire, 1,655,350; Mr. Sayed, 48,888 and all directors, nominees and executive officers as a group, 2,804,502. The amounts shown in this column include the following shares of restricted stock that are currently unvested and subject to tax withholding and over which the respective beneficial owner holds sole voting power but no investment power: Mr. Elster, 40,012; Ms. Flaherty, 34,809; Mr. Gregoire, 124,449; Mr. McGrath, 33,464; Mr. Sayed, 35,028; and all directors, nominees and executive officers as a group, 313,131. The amounts shown in this column include the following restricted stock units that will vest within 60 days after June 12, 2017, subject to tax withholding: Mr. Sayed, 42,852; and all directors, nominees and executive officers as a group, 42,852. The amounts shown in this column include the following shares of Common Stock that are owned jointly with a spouse and over which the respective beneficial owner holds shared voting power and shared investment power: Mr. Zambonini, 25,000; Mr. Kapoor, 20,000 and all directors, nominees and executive officers as a group, 45,000.

(3)

Under our prior and current compensation plans for non-employee directors, directors have received a portion of their fees in the form of deferred stock units. In January immediately following termination of service, a director receives shares of Common Stock in an amount equal to the number of deferred stock units accrued in the director’s deferred compensation account. Although the deferred stock units are derivative equity securities owned by the directors, the deferred stock units are not included in the column headed “Number of Shares Beneficially Owned” because the directors do not currently have the right to dispose of or to vote the underlying shares of Common Stock. See “Compensation of Directors” for more information. The amounts shown in this column do not include restricted stock units that will vest within 60 days after June 12, 2017.

(4)

Information (including information in this footnote) is based solely on the Schedule 13D/A filed jointly with the SEC on December 2, 2015 by Careal Holding AG (“Careal”), Martin Haefner, Eva Maria Bucher-Haefner and BigPoint Holding AG (“BigPoint”) and the Statement of Changes in Beneficial Ownership on Form 4 filed with the SEC on June 1, 2016 by Mr. Haefner, except for “Percent of Class” and the beneficial ownership percentages in this footnote, which have been calculated based on the number of shares of Common Stock outstanding as of June 12, 2017. Careal is a holding company of which 50% of the shares are owned by Mr. Haefner and 50% of the shares are owned by Ms. Bucher-Haefner. BigPoint is a holding company for certain of Mr. Haefner’s investments and is wholly owned by him. Careal has sole voting and dispositive power over 66,763,380 shares (representing 15.85% of class). Mr. Haefner has sole voting power over the 37,050,000 shares held by BigPoint and shared voting and dispositive power over the 66,763,380 shares held by Careal, for a total of 103,813,380 shares beneficially owned by Mr. Haefner (representing 24.65% of class). Ms. Bucher-Haefner has shared voting and dispositive power over the 66,763,380 shares held by Careal (representing 15.85% of class). BigPoint has sole voting and dispositive power over 37,050,000 shares (representing 8.80% of class). The principal place of business of each of Careal, Mr. Haefner, Ms. Bucher-Haefner and BigPoint is Utoquai 49, 8022 Zurich, Switzerland.

(5)

Information (including information contained in this footnote) is based solely on the Schedule 13G/A filed jointly with the SEC on February 14, 2017, except for “Percent of Class,” which has been calculated based on the number of shares of Common Stock outstanding as of June 12, 2017, with respect to beneficial ownership of 23,246,174 shares by Macquarie Group Limited, Macquarie Bank Limited, Macquarie Investment Management Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Australia Limited, Macquarie Funds Management Hong Kong Limited, Delaware Management Holdings Inc. and Delaware Management Business Trust. Macquarie Group Limited and Macquarie Bank Limited have no voting or dispositive power of these shares. Macquarie Investment Management Limited has sole voting and dispositive power over 9,400 shares; Macquarie Investment Management Austria Kapitalanlage AG has sole voting and dispositive power over 132,126 shares; Macquarie Funds Management Hong Kong Limited has sole voting and dispositive power over 700 shares; Macquarie Investment Management Australia Limited has sole voting and dispositive power over 11,200 shares; and Delaware Management Holdings Inc. and Delaware Management Business Trust have sole voting and dispositive power over 22,490,732 shares (representing 5.34% of class). The principal business address of Macquarie Group Limited is 50 Martin Place Sydney, New South Wales, Australia.

(6)

Information (including information contained in this footnote) is based solely on the Schedule 13G filed jointly with the SEC on February 3, 2017, except for “Percent of Class,” which has been calculated based on the number of shares of Common Stock outstanding as of June 12, 2017, with respect to beneficial ownership of 23,785,593 shares by The Bank of New York Mellon Corporation and MBC Investments Corporation. The Bank of New York Mellon Corporation has sole voting power over 21,242,856 shares and sole dispositive power over 23,754,014 shares, and has shared voting power over 11,100 shares and shared dispositive power over 11,871 shares, for a total of 23,785,593 shares (representing 5.65% of class); and MBC Investments Corporation has sole voting power over 18,331,460 shares (representing 4.35% of class) and sole dispositive power over 21,723,537 shares (representing 5.16% of class). The principal business address of the Bank of New York Mellon Corporation and MBC Investments Corporation is 225 Liberty Street, New York, New York 10286.

(7)

Mr. Beckert concluded his service as Chief Financial Officer of the Company on July 26, 2016.

(8)

As of June 12, 2017, Mr. Sayed holds 28,569 restricted stock units that are not included in the column headed “Number of Shares Beneficially Owned” because Mr. Sayed does not currently, and will not within 60 days after June 12, 2017, have the right to dispose of or vote the underlying shares of Common Stock.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors, executive officers, principal accounting officer and persons who beneficially own more than 10% of our Common Stock to file with the SEC initial reports of ownership and reports of changes in beneficial ownership of Common Stock and other equity securities of the Company. We assist our directors and officers by monitoring transactions and completing and filing Section 16 reports on their behalf. Based solely on a review of the copies of Section 16 reports in our possession and on written representations from reporting persons, we believe that during fiscal year 2017 all required reports for our directors, executive officers, principal accounting officer and persons who beneficially own more than 10% of our Common Stock were filed on a timely basis.

STOCKHOLDER PROPOSALS FOR OUR 2018 ANNUAL MEETING

The submission deadline for stockholder proposals to be included in our proxy materials for the 2018 annual meeting pursuant to Rule 14a-8 under the Exchange Act is February 22, 2018, except as may otherwise be provided in Rule 14a-8 under the Exchange Act. All such proposals must be received by the Corporate Secretary at CA, Inc., 520 Madison Avenue, New York, New York 10022 by the required deadline to be considered for inclusion in the Company’s 2018 proxy materials.

ADVANCE NOTICE PROCEDURES FOR OUR 2018 ANNUAL MEETING

Under our By-laws, director nominations and other business may be brought at the annual meeting only by or at the direction of the Board of Directors or by a stockholder entitled to vote who has delivered notice to us containing certain information specified in the By-laws (1) not less than 90 days nor more than 120 days prior to the anniversary date of the preceding year’s annual meeting, or (2) if the meeting date is changed by more than 30 days from such anniversary date, not later than the close of business on the tenth day following the date that notice of such meeting is mailed or made public, whichever is earlier. Accordingly, the notice for nominating directors at, or bringing other business before, the 2018 annual meeting must be submitted no earlier than April 11, 2018 and no later than May 11, 2018 (unless the date of the meeting is changed by more than 30 days). A copy of the full text of the By-law provisions discussed above may be obtained by writing to the Corporate Secretary at CA, Inc., 520 Madison Avenue, New York, New York 10022. If the stockholder does not also comply with the requirements of Rule 14a-4 under the Exchange Act, we may exercise discretionary voting authority under proxies we solicit to vote in accordance with our best judgment on any such nomination or other business submitted by a stockholder.

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OTHER BUSINESS

The Board of Directors knows of no other business to be acted upon at the meeting. However, if any other business properly comes before the meeting or any adjournment or postponement, it is the intention of the proxy holders named in the accompanying proxy card to vote the shares represented thereby on those matters in accordance with their best judgment.

FORM 10-K

A copy of our Annual Report of Form 10-K will be sent without charge to any stockholder who requests it in writing, addressed to: CA, Inc., Attn: Investor Relations Department, 520 Madison Avenue, New York, New York 10022. Our Annual Report on Form 10-K may also be obtained via the Internet at www.ca.com/invest.

INCORPORATION BY REFERENCE

To the extent that this Proxy Statement is incorporated by reference into any other filing by us under the Securities Act of 1933, as amended, or the Exchange Act, the sections of this Proxy Statement entitled “Audit Committee Report” and “Compensation and Human Resources Committee Report on Executive Compensation” (to the extent permitted by the rules of the SEC), as well as the exhibits to this Proxy Statement, will not be deemed incorporated, unless specifically provided otherwise in such filing.

Dated: June 22, 2017

New York, New York

CA TECHNOLOGIES - 2017 Proxy Statement   71

SUPPLEMENTAL FINANCIAL INFORMATION

Non-GAAP Financial Measures

This Proxy Statement includes certain financial measures that exclude the impact of certain items and therefore have not been calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). Non-GAAP metrics for operating expenses, operating income, operating margin and income from continuing operations exclude the following items: share-based compensation expense, non-cash amortization of purchased software and other intangible assets, charges relating to rebalancing initiatives that are large enough to require approval from our Board of Directors, fiscal 2007 restructuring costs and certain other gains and losses. We began expensing costs for internally developed software where development efforts commenced in the first quarter of fiscal 2014. Due to this change, we also add back capitalized internal software costs and exclude the amortization of internally developed software costs previously capitalized from these non-GAAP metrics. Adjusted cash flow from operations excludes payments associated with the fiscal 2014 Board-approved rebalancing initiative (as described above), capitalized software development costs (as described above), and restructuring and other payments. In addition, the non-GAAP metrics reported in this Proxy Statement exclude internally reported results from any acquisition that had a purchase price of $50 million or greater during the performance period and that was not contemplated at the time the respective target performance goals were established. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than U.S. dollars are converted into U.S. dollars at the exchange rate in effect on the last day of our prior fiscal year (i.e., March 31, 2016, March 31, 2015 and March 31, 2014, respectively). Constant currency excludes the impacts from our hedging program. These non-GAAP financial measures may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, non-GAAP financial measures facilitate management’s internal comparisons to our historical operating results and cash flows, to competitors’ operating results and cash flows, and to estimates made by securities analysts. Management uses these non-GAAP financial measures internally to evaluate its performance and they are key variables in determining management incentive compensation. We believe these non-GAAP financial measures are useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, we have historically reported similar non-GAAP financial measures to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting.

Stockholders are encouraged to review the reconciliation of the non-GAAP financial measures included in the “Compensation Discussion and Analysis” section of this Proxy Statement to their most directly comparable GAAP financial measures, which are included in the following tables.

CA TECHNOLOGIES - 2017 Proxy Statement   72

CA, Inc.
Reconciliation of GAAP Results to Fiscal Year 2017 Non-GAAP Revenue Growth
(unaudited)
(dollars in millions)

	Fiscal Year Ended March 31,		Delta
	2017	2016
Revenue	$4,036	$4,025	11
Adjustment from acquisitions (BlazeMeter/Automic)	(28)	—	(28)
Impact of foreign currency exchange	36	17	19
Revenue in constant currency adjusted for acquisitions(1)	$4,044	$4,042	2
y/y growth in constant currency(1)	0.0%
(1)

Constant currency information is presented to provide a framework for assessing how the Company’s underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than U.S. dollars are converted into U.S. dollars at the exchange rate in effect on March 31, 2016, which was the last day of the prior fiscal year. Constant currency excludes the impacts from the Company’s hedging program.

Refer to “Compensation Discussion and Analysis—Performance Measure Definitions—Fiscal 2017 Annual Performance Cash Incentive Awards” for a definition of the fiscal year 2017 non-GAAP revenue growth calculation.

Certain non-material differences may arise versus actual from impact of rounding.

CA TECHNOLOGIES - 2017 Proxy Statement   73

CA, Inc.
Reconciliation of GAAP Results to Fiscal Year 2017 Non-GAAP Operating Margin
(Income from Continuing Operations Before Interest and Income Taxes)
(unaudited)
(dollars in millions)

Fiscal Year Ended March 31, 2017
Revenue	$4,036
Adjustment for acquisitions (BlazeMeter/Automic)	(28)
Revenue adjusted for acquisitions	$4,008
GAAP income from continuing operations before interest and income taxes	$1,135
GAAP operating margin (% of revenue)(1)	28.1%
Non-GAAP adjustments to expenses:
Costs of licensing and maintenance(2)	$7
Cost of professional services(2)	3
Amortization of capitalized software costs(3)	243
Selling and marketing(2)	37
General and administrative(2)	38
Product development and enhancements(2)	23
Depreciation and amortization of other intangible assets(4)	19
Total Non-GAAP adjustment to operating expenses	$370
Non-GAAP operating income (income from continuing operations before interest and income taxes)	$1,505
Non-GAAP operating margin (% of revenue)(5)	37.3%
Non-GAAP adjustment for acquisitions, net (BlazeMeter/Automic)	$20
Non-GAAP adjustment for expenses related to discretion for material legal settlements	26
Non-GAAP operating income (income from continuing operations before interest and income taxes) adjusted for acquisitions and discretion for material legal settlements	$1,551
Non-GAAP operating margin adjusted for acquisitions and discretion for material legal settlements (% of revenue)(6)	38.7%
(1)

GAAP operating margin is calculated by dividing GAAP income from continuing operations before interest and income taxes by revenue.

(2)

Non-GAAP adjustment consists of share-based compensation.

(3)

Non-GAAP adjustment consists of $164 million of purchased software amortization and $79 million of internally developed software products amortization, respectively.

(4)

Non-GAAP adjustment consists of other intangibles amortization.

(5)

Non-GAAP operating margin is calculated by dividing non-GAAP operating income by revenue.

(6)

Non-GAAP operating margin adjusted for acquisitions and discretion for material legal settlements is calculated by dividing non-GAAP operating income adjusted for acquisitions and discretion for material legal settlements by revenue adjusted for acquisitions.

Refer to “Compensation Discussion and Analysis—Performance Measure Definitions—Fiscal 2017 Annual Performance Cash Incentive Awards” for a definition of the fiscal year 2017 non-GAAP operating margin calculation.

Certain non-material differences may arise versus actual from impact of rounding.

CA TECHNOLOGIES - 2017 Proxy Statement   74

CA, Inc.
Reconciliation of GAAP Results to Three-Year Non-GAAP Revenue Growth
(unaudited)
(dollars in millions)

	Fiscal Year Ended March 31,		Delta
	2017	2016
Revenue	$4,036	$4,025	11
Adjustment from acquisitions (BlazeMeter/Automic/Rally/Xceedium)	(186)	(97)	(89)
Impact of foreign currency exchange	36	17	19
Revenue in constant currency adjusted for acquisitions(1)	$3,886	$3,945	(59)
y/y decline in constant currency(1)	(1.5)%
	Fiscal Year Ended March 31,		Delta
	2016	2015
Revenue	$4,025	$4,262	(237)
Adjustment from acquisitions (BlazeMeter/Automic/Rally/Xceedium)	(97)	—	(97)
Impact of foreign currency exchange	—	(212)	212
Revenue in constant currency adjusted for acquisitions(1)	$3,928	$4,050	(122)
y/y decline in constant currency(1)	(3.0)%
	Fiscal Year Ended March 31,		Delta
	2015	2014
Revenue	$4,262	$4,412	(150)
Adjustment from acquisitions (BlazeMeter/Automic/Rally/Xceedium)	—	—	—
Impact of foreign currency exchange	88	17	71
Revenue in constant currency adjusted for acquisitions(1)	$4,350	$4,429	(79)
y/y decline in constant currency(1)	(1.8)%
Three-year average decline	(2.1)%
(1)

Constant currency information is presented to provide a framework for assessing how the Company’s underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than U.S. dollars are converted into U.S. dollars at the exchange rate in effect on the last day of the prior fiscal year (i.e., March 31, 2016, March 31, 2015 and March 31, 2014, respectively). Constant currency excludes the impact from the Company’s hedging program.

Refer to “Compensation Discussion and Analysis—Performance Measure Definitions—Fiscal Year 2015-2017 Three-Year Performance Share Awards” for a definition of the three-year non-GAAP revenue growth calculation.

Certain non-material differences may arise versus actual from impact of rounding.

CA TECHNOLOGIES - 2017 Proxy Statement   75

CA, Inc.
Reconciliation of GAAP Results to Three-Year Non-GAAP Operating Margin Growth
(Income from Continuing Operations Before Interest and Income Taxes)
(unaudited)
(dollars in millions)

	Fiscal Year Ended March 31,
	2017	2016	2015	2014
Revenue	$4,036	$4,025	$4,262	$4,412
Adjustment for acquisitions (BlazeMeter/Automic/Rally/Xceedium)	(186)	(97)	—	—
Revenue adjusted for acquisitions	$3,850	$3,928	$4,262	$4,412
GAAP income from continuing operations before interest and income taxes	$1,135	$1,135	$1,162	$1,070
GAAP operating margin (% of revenue)(1)	28.1%	28.2%	27.3%	24.3%
Non-GAAP adjustments to expenses:
Costs of licensing and maintenance(2)	$7	$7	$5	$4
Cost of professional services(2)	3	4	4	4
Amortization of capitalized software costs(3)	243	256	273	271
Selling and marketing(2)	37	34	30	28
General and administrative(2)	38	35	29	26
Product development and enhancements(4)	23	17	19	(14)
Depreciation and amortization of other intangible assets(5)	19	44	58	60
Other expenses, net(6)	—	(1)	17	170
Total Non-GAAP adjustment to operating expenses	$370	$396	$435	$549
Non-GAAP operating income (income from continuing operations before interest and income taxes)	$1,505	$1,531	$1,597	$1,619
Non-GAAP operating margin (% of revenue)(7)	37.3%	38.0%	37.5%	36.7%
Non-GAAP adjustment for acquisitions, net (BlazeMeter/Automic/Rally/Xceedium)	19	52	—	—
Non-GAAP adjustment for expenses related to discretion for material legal settlements	26	—	—	—
Non-GAAP operating income (income from continuing operations before interest and income taxes) adjusted for acquisitions and discretion for material legal settlements	$1,550	$1,583	$1,597	$1,619
Non-GAAP operating margin adjusted for acquisitions and discretion for material legal settlements (% of revenue)(8)	40.3%	40.3%	37.5%	36.7%
y/y growth	0.0%	7.5%	2.2%
Three-year average growth	3.2%
(1)

GAAP operating margin is calculated by dividing GAAP income from continuing operations before interest and income taxes by revenue.

(2)

Non-GAAP adjustment consists of share-based compensation.

(3)

For the twelve month periods ending March 31, 2017, 2016, 2015 and 2014, non-GAAP adjustment consists of $164 million, $146 million, $124 million and $116 million of purchased software amortization and $79 million, $110 million, $149 million and $155 million of internally developed software products amortization, respectively.

(4)

For the twelve month periods ending March 31, 2017, 2016 and 2015, non-GAAP adjustment consists of $23 million, $17 million, and $19 million of share-based compensation, respectively. For the twelve month period ending March 31, 2014, non-GAAP adjustment consists of $19 million of share-based compensation and ($33) million of software development costs capitalized, respectively.

(5)

Non-GAAP adjustment consists of other intangibles amortization.

(6)

Non-GAAP adjustment consists of charges relating to the FY2014 Board-approved rebalancing initiative (the Fiscal 2014 Plan) and certain other gains and losses.

(7)

Non-GAAP operating margin is calculated by dividing non-GAAP operating income by revenue.

(8)

Non-GAAP operating margin adjusted for acquisitions and discretion for material legal settlements is calculated by dividing non-GAAP operating income adjusted for acquisitions and discretion for material legal settlements by revenue adjusted for acquisitions.

Refer to “Compensation Discussion and Analysis—Performance Measure Definitions—Fiscal Year 2015-2017 Three-Year Performance Share Awards” for a definition of the three-year non-GAAP operating margin growth calculation.

Certain non-material differences may arise versus actual from impact of rounding.

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CA, Inc.
Reconciliation of GAAP Results to Three-Year Non-GAAP Adjusted Cash Flow From Operations Growth
(unaudited)
(dollars in millions)

	Fiscal Year Ended March 31,
	2017	2016	2015	2014
Net cash provided by operating activities	$1,039	$1,034	$1,030	$973
Restructuring and other payments	4	7	69	113
Capitalized software development	—	—	—	(40)
Adjusted cash flow from operations	$1,043	$1,041	$1,099	$1,046
y/y growth (decline)	0.2%	(5.3)%	5.1%
Adjustment for acquisitions (BlazeMeter/Automic/Rally/Xceedium)(1)	19	52	—	—
Adjustment for discretion for material legal settlements	49
Adjusted cash flow from operations adjusted for acquisitions	$1,111	$1,093	$1,099	$1,046
y/y growth (decline) adjusted for acquisitions	1.6%	(0.5)%	5.1%
Three-year average growth	2.1%
(1) Cash flow from operations impact for acquisitions assumed to be equal to Non-GAAP Operating Margin impact (see previous table).

Refer to “Compensation Discussion and Analysis—Performance Measure Definitions—Fiscal Year 2015-2017 Three-Year Performance Share Awards” for a definition of the three-year non-GAAP adjusted cash flow from operations growth calculation.

Certain non-material differences may arise versus actual from impact of rounding.

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EXHIBIT A:

CA, INC. 2012 COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS (AS AMENDED)

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CA, INC. 2012 COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS (AS AMENDED)

ARTICLE I

Establishment and Purpose

1.01

Purpose. The purposes of the Plan are to attract and retain the services of highly qualified and talented non-employee directors, whose present and future contributions to the welfare, growth and continued business success of the Company will be of benefit to the Company.

1.02

Effective Date; Stockholder Approval. The Plan is effective as of the date of the Company’s 2017 Annual Meeting of Stockholders, subject to the approval by a vote at such Annual Meeting, or any adjournment of such meeting, of the holders of at least a majority of the Shares of the Company, present in person or by proxy and entitled to vote at such meeting. If such approval is not obtained, the Plan shall have no effect.

ARTICLE II

Definitions

For purposes of the Plan, the following terms shall have the following meanings, unless another definition is clearly indicated by particular usage and context:

2.01

“Annual Meeting” means the Annual Meeting of Stockholders of the Company, as specified in the Company’s By-Laws.

2.02

“Board” means the board of directors of the Company.

2.03

“Change in Control” means the happening of any of the following events:

(a)

an acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”))(a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of either (i) the then-outstanding Shares (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); excluding, however, the following: (i) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself directly acquired from the Company, (ii) any acquisition by the Company, (iii) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company, or (iv) any acquisition pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) of this Section 2.03; or

(b)

a change in the composition of the Board such that the individuals who, as of the effective date of the Plan, constitute the Board (such individuals shall be hereinafter collectively referred to as the “Incumbent Board”) cease for any reason to constitute a majority of the Board; provided, however, for purposes of this Section 2.03, that any individual who becomes a member of the Board subsequent to the effective date of the Plan, whose election, or nomination for election by the Company’s shareholders, was approved by a majority of the individuals who comprise the Incumbent Board and who are also members of the Board, shall be considered as though such individual was a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of any actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be considered a member of the Incumbent Board; or

(c)

consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (“Corporate Transaction”); excluding, however, a Corporate Transaction pursuant to which (i) all or substantially all of the individuals and entities who are beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as the result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions relative to each other as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case

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may be, (ii) no Person (other than the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, 25% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors, except to the extent that such ownership existed prior to the Corporate Transaction, and (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

(d)

the approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

2.04

“Code” means the Internal Revenue Code of 1986, as amended.

2.05

“Committee” means the Corporate Governance Committee of the Board, any successor committee or subcommittee of the Board, or any other committee of the Board authorized or instructed by the Board to administer the Plan.

2.06

“Company” means CA, Inc.

2.07

“Deferred Stock Compensation Account” or “Account” means the bookkeeping account maintained by the Company to track Stock Deferrals in accordance with Section 4.03. A separate Deferred Stock Compensation Account shall be maintained for each Eligible Director.

2.08

“Director Fees” means an Eligible Director’s fees payable for services as a member of the Board and as a member of any committee thereof.

2.09

“Director Service Year” means the period beginning on the later of (i) January 1st or (ii) the date such Eligible Director is first deemed to be a member of the Board (as determined in accordance with Section 2.11) and ending on the earlier of (x) December 31st of the same calendar year or (y) the date the Eligible Director ceases to be an Eligible Director for any reason. For purposes of the Plan, a Director Service Year in respect of an Eligible Director may be less than one year.

2.10

“Disabled” or “Disability” means permanently and totally disabled within the meaning of Section 22(e) of the Code.

2.11

“Eligible Director” means any member of the Board, elected or appointed, who (i) is not an employee of the Company or a Related Company, (ii) is not a party to a separately compensated consulting arrangement with the Company and (iii) does not hold a paid directorship or paid advisory position with any organization of which another director of the Company is an executive officer. An individual who is elected to the Board at an Annual Meeting shall be deemed to be a member of the Board as of the date of such Annual Meeting. An individual who is appointed to the Board between Annual Meetings shall be deemed to become a member of the Board as of the date of the first meeting of the Board (or any committee thereof to which such individual has been appointed) that occurs on or after the date of such appointment, whether or not the individual participates in such meeting. An individual shall cease to be an Eligible Director on the date his or her Board membership is terminated for any reason, including without limitation, resignation, removal, death or Disability.

2.12

“Fair Market Value” means the closing sales price of a Share as reported on the NASDAQ Stock Market LLC (or any other reporting system selected by the Committee, in its sole discretion) on the date as of which the determination is being made or, if no sale of Shares is reported on such date, on the next preceding day on which sales of Shares were reported.

2.13

“Payment Commencement Date” means the first business day of the calendar year following the Director Service Year in which the Eligible Director ceases to be a member of the Board for any reason, including without limitation, resignation, removal, death or Disability, provided that such cessation of Board service must constitute a “separation from service” within the meaning of Section 409A of the Code.

2.14

“Plan” means the CA, Inc. 2012 Compensation Plan for Non-Employee Directors, as set forth in this document and as may be amended from time to time.

2.15

“Related Company” means a consolidated subsidiary of the Company for purposes of reporting in the Company’s consolidated financial statements.

2.16

“Rights Agreement” means the Stockholder Protection Rights Agreement, dated November 5, 2009, as amended or superseded from time to time.

2.17

“Shares” means shares of Common Stock, $.10 par value per share, of the Company.

2.18

“Stock Deferral” means the deferral of the issuance of Shares by the Company to an Eligible Director in accordance with Section 4.03 of the Plan.

Article III

Administration

3.01

The Committee. The Plan shall be administered by the Committee.

3.02

Authority of the Committee. The Committee shall have authority, in its sole and absolute discretion and subject to the terms of the Plan, to (1) interpret the Plan; (2) prescribe such rules and regulations as it deems necessary for the proper operation and administration of the Plan, and amend or rescind any rules or regulations relating to the Plan; (3) in accordance with Article V, make such adjustments to the Plan (including but not limited to adjustment of the number of Shares available under the Plan, that underlie any Stock Deferral or that are credited to a Deferred Stock Compensation Account) as may be appropriate; and (4) take any and all other

CA TECHNOLOGIES - 2017 Proxy Statement   A-3

action it deems necessary or advisable for the proper operation or administration of the Plan.

3.03

Effect of Determinations. All determinations of the Committee shall be final, binding and conclusive on all persons having an interest in the Plan.

3.04

No Liability; Indemnification. No member of the Committee, nor any person acting under the authority of the Committee in respect of the Plan, shall be liable for any losses incurred by any person resulting from any action, interpretation or construction made in good faith with respect to the Plan or any Stock Deferral. The Company shall indemnify, to the full extent permitted by law, each person made or threatened to be made a party to any civil or criminal action or proceeding by reason of the fact that he or she, or his or her testator or intestate, is or was a member of the Committee or is or was acting under the authority of the Committee.

Article IV

Director Fees

4.01

Eligibility. Each non-employee director of the Company shall be entitled to Director Fees under the Plan in respect of each Director Service Year during which he or she is an Eligible Director.

4.02

Director Fees. Director Fees payable under the Plan shall be subject to the following terms and conditions:

(a)

Amount of Director Fees. Subject to Paragraph (d) of this Section 4.02, each Eligible Director’s annual Director Fees for a Director Service Year shall initially be set at $275,000; provided, however, that the Board may from time to time, at the recommendation of the Committee, change the amount of Director Fees that will be payable in respect of a Director Service Year; and provided further, however, that the Board may from time to time, at the recommendation of the Committee, authorize the payment of additional fees to the chair of any committee of the Board who is an Eligible Director or to an Eligible Director serving as Chairman of the Board or the lead independent director.

(b)

Form of Payment. Except to the extent that an Eligible Director has elected to receive a portion of his or her annual Director Fees in cash pursuant to Section 4.04, Director Fees shall be paid exclusively in Stock Deferrals, in accordance with Section 4.03.

(c)

Timing of Payments. Unless the Committee determines otherwise, subject to Paragraph (d) of this Section 4.02,

(i)

that portion of an Eligible Director’s Director Fees for a Director Service Year that are payable in Stock Deferrals shall be credited in arrears to such Eligible Director’s Deferred Stock Compensation Account in accordance with Section 4.03 in substantially equal quarterly amounts as of the last business day of each fiscal quarter of the Company that ends within such Director Service Year and

(ii)

that portion of an Eligible Director’s Director Fees for a Director Service Year that is subject to a cash election made in accordance with Section 4.04 shall be paid in arrears in substantially equal quarterly cash payments as of the last business day of each fiscal quarter of the Company that ends within such Director Service Year, but in no event shall any such cash payments be paid later than two and one-half (2 1/2) months after the end of the calendar year in which the Director Service Year for which such Director Fees were earned.

(d)

Pro-Ration and Adjustment for Short Director Service Years. In the event that a Director Service Year of an Eligible Director is less than 12 months, the amount of Director Fees payable to such Eligible Director in respect of such Director Service Year (and the number, amount and timing of quarterly payments of such Director Fees) shall be subject to pro-ration and adjustment in such manner as the Committee, in its discretion, deems appropriate to reflect such short Director Service Year.

(e)

Reports to Eligible Directors. As soon as practical after the close of each fiscal quarter of the Company, the Company shall provide to each Eligible Director a report containing such information regarding his or her Deferred Stock Compensation Account, and changes therein during such quarter, as the Committee deems appropriate.

4.03

Stock Deferrals. Stock Deferrals credited under the Plan shall be subject to the following terms and conditions:

(a)

General. On each day that Stock Deferrals are scheduled to be credited in accordance with Paragraph (c) of Section 4.02, the Company shall credit each Eligible Director’s Deferred Stock Compensation Account with a Stock Deferral of a number of Shares (including fractional Shares) equal to (x) the dollar amount of Director Fees payable as Stock Deferrals on such date to the Eligible Director pursuant to Section 4.02 divided by (y) the Fair Market Value of a Share on such date.

(b)

Dividends on Deferred Shares. If a dividend or distribution is paid on Shares in cash or property other than Shares, then, unless the Committee determines otherwise, each Eligible Director shall, on the date of payment of the dividend or distribution to the holders of Shares, be paid in cash an amount equal to (x) the number of Shares in respect of Stock Deferrals that have been credited to such Eligible Director’s Deferred Stock Compensation Account as of the date fixed for determining the stockholders entitled to receive the dividend or distribution multiplied by (y) the amount of the dividend or distribution paid per Share. If the dividend or distribution is paid in property, the amount of the dividend or distribution for purposes of the foregoing calculation shall be the fair market value of the property on the date on which such

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dividend or distribution is paid. Amounts remaining in an Eligible Director’s Deferred Stock Compensation Account pending completion of installment payments elected pursuant to Paragraph (d) of this Section 4.03 shall continue to be subject to this Paragraph (b) until such Deferred Stock Compensation Account is fully distributed.

(c)

Payment of Stock Deferrals. Subject to Paragraph (d) of this Section 4.03, Shares in respect of Stock Deferrals credited to a Deferred Stock Compensation Account shall be issued in one lump-sum on the Payment Commencement Date, but in no event shall any such Shares be issued later than two and one-half (2 1/2) months after the end of the calendar year in which the Payment Commencement Date occurs.

(d)

Election to Receive Installment Payments. Election to Receive Installment Payments. An Eligible Director may elect, on a form and manner prescribed by the Committee, to be issued Shares in respect of his or her Stock Deferrals in annual installments rather than a lump sum, provided, however, that (i) such election is made and received by the Committee prior to December 31 of the year preceding the Director Service Year to which such Stock Deferrals pertain, and (ii) the payment period for the installment payments does not exceed ten (10) years following the Payment Commencement Date.

(e)

Hardship Withdrawals. Upon the request of an Eligible Director, if the Committee determines that the Eligible Director is confronted with an unforeseeable emergency, the Committee may, in its sole and absolute discretion, permit the issuance of Shares in respect of Stock Deferrals credited to a Deferred Stock Compensation Account prior to the Payment Commencement Date or, in the case of installment payments elected pursuant to Paragraph (d) of this Section 4.03, after the Payment Commencement Date but prior to the complete payment of the Eligible Director’s Deferred Stock Compensation Account balance. For this purpose, an unforeseeable emergency is an unanticipated emergency caused by an event that is beyond the control of the Eligible Director, and that would result in severe financial hardship to the Eligible Director resulting from an illness or accident of the Eligible Director, the Eligible Director’s spouse, the Eligible Director’s beneficiary, or the Eligible Director’s dependent (as defined in Section 152 of the Code, without regard to Sections 152(b)(1), (b)(2), and (d)(1) (B) of the Code); loss of the Eligible Director’s property due to casualty (including the need to rebuild a home following damage to a home not otherwise covered by insurance, for example, not as a result of a natural disaster); or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the service provider. In addition, the need to pay for medical expenses, including nonrefundable deductibles, as well as for the costs of prescription drug medication, may constitute an unforeseeable emergency. Finally, the need to pay for the funeral expenses of a spouse, a beneficiary, or a dependent (as defined in Section 152 of the Code, without regard to section 152(b)(1), (b)(2), and (d)(1) (B)) of the Code may also constitute an unforeseeable emergency. The Eligible Director shall provide to the Committee such evidence as the Committee, in its discretion, may require to demonstrate that such emergency exists and financial hardship would occur if the withdrawal were not permitted. The withdrawal shall be limited to the number of Shares necessary to meet the unforeseen financial hardship if the Eligible Director has an unexpected need for cash to pay for expenses incurred by him or her or a member of his or her immediate family (spouse and/or natural or adopted children), such as those arising from illness, casualty loss or death. Cash needs arising from foreseeable events, such as the purchase or building of a house or education expenses, will not be considered to be the result of an unforeseen financial emergency.

The Shares subject to the hardship withdrawal shall be issued as soon as practicable after the Board approves the payment and determines the number of Shares that shall be withdrawn in a single lump sum from the Eligible Director’s Deferred Stock Compensation Account. An Eligible Director shall not participate in any decision of the Board regarding such Eligible Director’s request for a hardship withdrawal under this Section 4.03(e).

4.04

Election to Receive Cash in Lieu of Stock Deferrals. In lieu of Stock Deferrals, an Eligible Director may elect to receive up to a maximum 50% of each quarterly payment of his or her Director Fees payable in respect of a Director Service Year in cash, provided however, that the Committee may determine that such maximum cash percentage shall be less than 50%. If no cash election is in force for an Eligible Director in respect of a Director Service Year, payment of Director Fees to such Eligible Director for such Director Service Year shall be made exclusively in Stock Deferrals in accordance with Section 4.02. Cash elections under the Plan shall be subject to the following terms and conditions:

(a)

Form and Manner of Cash Elections. Elections to receive cash payments in lieu of Stock Deferrals shall be made on the form and in the manner prescribed by the Committee for this purpose.

(b)

Timing of Cash Elections. Except as provided in the following sentence, cash elections in respect of a Director Service Year must be made and received by the Company prior to December 31 of the year immediately preceding the first day of such Director Service Year. Notwithstanding the foregoing, a cash election in respect of either the Director Service Year beginning on the effective date of the Plan or, if later, an Eligible Director’s first Director Service Year under the Plan, must be made and received by the Company within 30 days after the start of such Director Service Year. Elections made after the election deadline for a Director Service Year shall be void as to that Director Service Year. Cash elections in respect of a Director Service Year may not be revoked

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or modified on or after the election deadline for such Director Service Year.

(c)

Subsequent Elections. An Eligible Director’s cash election in respect of a Director Service Year shall remain in full force and effect as to the next succeeding Director Service Year, and all subsequent Director Service Years, unless the Eligible Director submits, prior to December 31 of the year immediately preceding the first day of any such subsequent Director Service Year, a new election revoking or modifying the Eligible Director’s existing cash election. For the avoidance of doubt, subsequent elections shall only be applied on a prospective basis and shall not modify or revoke any elections made with respect to a current or prior Director Service Year.

(d)

Timing of Cash Payments. Cash payments pursuant to this Section 4.04 shall be made in accordance with Paragraph (c) of Section 4.02.

Article V

Shares Subject to the Plan; Adjustments

5.01

Shares Available. The Shares issuable under the Plan shall be authorized but unissued Shares or Shares held in the Company’s treasury. The total number of Shares that may be issued under the Plan may equal but shall not exceed in the aggregate 715,000 Shares. Moreover, 235,000 Shares that have been approved by Company shareholders for issuance under the Company’s 2003 Compensation Plan For Non-Employee Directors (the “2003 Plan”), but which have not been awarded under the 2003 Plan (or have been awarded, but will not be issued due to expiration, forfeiture, cancellation, settlement in cash in lieu of Shares or otherwise) and which are no longer available for issuance under such 2003 Plan for any reason (including, without limitation, the termination of the 2003 Plan) shall be available for issuance under this Plan in addition to the 715,000 Shares reserved hereunder. The number of shares available for issuance under this Plan is subject to adjustment in accordance with Section 5.02.

5.02

Adjustments. In the event of a change in the outstanding Shares by reason of any stock split, reverse stock split, dividend or other distribution (whether in the form of cash, Shares, other securities or other property), extraordinary cash dividend, recapitalization, merger, consolidation, split-up, spin-off, reorganization, combination, repurchase or exchange of Shares or other securities, the exercisability of stock purchase rights received under the Rights Agreement, the issuance of warrants or other rights to purchase Shares or other securities, or other similar corporate transaction or event, if the Committee shall determine, in its sole discretion, that, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, such transaction or event equitably requires an adjustment in the number or kind of Shares that may be issued under the Plan, or in the number or kind of Shares underlying a Stock Deferral or credited to a Deferred Stock Compensation Account, such adjustment shall be made by the Committee and shall be conclusive and binding for all purposes under the Plan.

5.03

Consolidation; Merger or Sale of Assets. Upon the occurrence of (i) a merger, consolidation, acquisition of property or stock, reorganization or otherwise involving the Company in which the Company is not to be the surviving corporation, (ii) a merger, consolidation, acquisition of property or stock, reorganization or otherwise involving the Company in which the Company is the surviving corporation but holders of Shares receive securities of another corporation, or (iii) a sale of all or substantially all of the Company’s assets (as an entirety) or capital stock to another person, any Stock Deferral credited hereunder shall be deemed to apply to the securities, cash or other property (subject to adjustment by cash payment in lieu of fractional interests) to which a holder of the number of Shares equal to the number of Shares the Eligible Director would have been entitled, and proper provisions shall be made to ensure that this clause is a condition to any such transaction.

5.04

Fractional Shares. No fractional Shares shall be issued under the Plan. In the event that an Eligible Director acquires the right to receive a fractional Share under the Plan, such Eligible Director shall receive, in lieu of such fractional Share, cash equal to the Fair Market Value of the fractional Share as of the date of settlement.

Article VI

Amendment and Termination

6.01

Amendment. The Plan may be amended at any time and from time to time by the Board without the approval of shareholders of the Company, except that no amendment that increases the aggregate number of Shares that may be issued pursuant to the Plan or materially modifies the eligibility requirements for participation in the Plan shall be effective unless and until the same is approved by the shareholders of the Company. No amendment of the Plan shall adversely affect any right of any Eligible Director with respect to any Stock Deferral theretofore credited to the Eligible Director’s Deferred Stock Compensation Account without such Eligible Director’s written consent. For purposes of the preceding sentence, an amendment that accelerates the time period within which any installment payments elected pursuant to Section 4.03(d) shall be paid shall not be considered an amendment that adversely affects a right of such Eligible Director with respect to any Stock Deferral.

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6.02

Termination. The Plan shall terminate upon the earlier of the following dates or events to occur:

(a)

the adoption of a resolution of the Board terminating the Plan; or

(b)

the 10-year anniversary of the date of the Company’s 2012 Annual Meeting. No Director Fees shall be paid and no Stock Deferrals shall be credited to any Deferred Stock Compensation Accounts under this Plan after it has been terminated. However, the termination of the Plan shall not alter or impair any of the rights or obligations of any person, without such person’s consent, under any Deferred Stock Compensation Account under the Plan; except, however, that the Board, in its sole discretion, may, at any time after the termination of the Plan and without the consent of the affected individuals, accelerate the time period within which any installment payments elected pursuant to Section 4.03(d) shall be paid, or determine that the remaining balance of Deferred Stock Compensation Accounts under the Plan shall be paid in one lump sum on such date as the Board shall determine. Subject to the preceding sentence, any existing Stock Deferrals shall remain in effect and shall continue to be governed by the terms of the Plan after the Plan is terminated.

Article VII

General Provisions

7.01

Nontransferability of Awards. The rights to receive Shares hereunder shall not be subject in any manner to alienation, anticipation, sale, assignment, pledge, encumbrance or transfer, other than by will or by the laws of descent or distribution, by an Eligible Director, and no other persons shall otherwise acquire any rights therein. Nothing in the preceding sentence, however, shall bar the payment of all or a portion of an Eligible Director’s Director Fees or Deferred Stock Compensation Account balance to such Eligible Director’s spouse pursuant to a qualified domestic relations order as defined by Section 414(p) of the Code.

7.02

No Implied Rights. Neither the establishment and subsequent operation of the Plan, nor the payment of Director Fees, nor the crediting of Stock Deferrals to a Deferred Stock Compensation Account, nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that an individual has a right to continue as a Director for any period of time or at any particular rate of compensation.

7.03

No Rights as Stockholders. Neither the recipient of a Stock Deferral under the Plan nor such person’s successor(s) in interest shall have any rights as a stockholder of the Company with respect to any Shares underlying such Stock Deferral unless and until such time as certificates for the Shares are registered in such person’s name.

7.04

Nature of Payments. All Director Fees payable pursuant to the Plan are in consideration of services rendered for the Company as member of the Board.

7.05

Nature of Deferred Stock Compensation Accounts. Deferred Stock Compensation Accounts established and maintained under the Plan, and all credits and adjustments to such Accounts, shall be bookkeeping entries only and reflect a mere unfunded and unsecured promise by the Company to issue Shares in the future. No Shares or other assets or funds of the Company shall be removed from the claims of the Company’s general or judgment creditors or otherwise be made available until Shares are actually issued to Eligible Directors or their heirs as provided herein. The Eligible Directors and their heirs shall have the status of, and their rights to be issued Shares in settlement of amounts credited to their Deferred Stock Compensation Accounts shall be no greater than the rights of, general unsecured creditors of the Company. The Company may, however, in its discretion, set aside funds in a trust or other vehicle, subject to the claims of its creditors, in order to assist it in meeting its obligations under the Plan, if such arrangement will not cause the Plan to be considered a funded deferred compensation plan under the Code.

7.06

Securities Law Compliance. The obligation of the Company to issue Shares under the Plan shall be subject to (i) the effectiveness of a registration statement under the Securities Act of 1933, as amended, with respect to such Shares, if deemed necessary or appropriate by counsel to the Company, (ii) the condition that the Shares shall have been be listed (or authorized for listing upon official notice of issuance) upon each stock exchange, if any, upon which Shares may then be listed, and (iii) all other applicable laws, regulations, rules and orders which may then be in effect.

Stock Deferrals under the Plan are intended to satisfy the requirements of Rule 16b-3 under the Securities Exchange Act of 1934. If any provision of this Plan or of any grant of a Stock Option would otherwise frustrate or conflict with such intent, that provision shall be interpreted and deemed amended so as to avoid such conflict.

7.07

Section 409A of the Code. To the extent an Eligible Director would otherwise be entitled to any payment that, under this Plan, constitutes “deferred compensation” subject to Section 409A of the Code, such payments shall be paid or provided to an Eligible Director only upon a “separation from service” as defined in Treasury Regulation §1.409A-1(h). Notwithstanding anything to the contrary in the Plan or elsewhere, any payment or benefit under this Plan that is exempt from Section 409A of the Code pursuant to Treasury Regulation §1.409A-1(b)(9)(v)(A) or (C) shall be paid or provided to the Eligible Director only to the extent that the expenses are not incurred, or the benefits are not provided, beyond the last day of the Eligible Director’s second taxable year following the taxable year in which the “separation from service” occurs; and provided further that such expenses are reimbursed no later than the last day of the third taxable year following the taxable year in which an

CA TECHNOLOGIES - 2017 Proxy Statement   A-7

Eligible Director’s “separation from service” occurs. Except as otherwise expressly provided herein, to the extent any expense reimbursement or the provision of any in-kind benefit under this Plan is determined to be subject to Section 409A of the Code, the amount of any such expenses eligible for reimbursement, or the provision of any in-kind benefit, in one calendar year shall not affect the expenses eligible for reimbursement in any other taxable year (except for any life-time or other aggregate limitation applicable to medical expenses), in no event shall any expenses be reimbursed after the last day of the calendar year following the calendar year in which an Eligible Director incurred such expenses, and in no event shall any right to reimbursement or the provision of any in-kind benefit be subject to liquidation or exchange for another benefit. The Plan will be interpreted and administered in a manner consistent with Section 409A of the Code.

7.08

Governing Law; Severability. The Plan and all determinations made and actions taken thereunder shall be governed by the internal substantive laws, and not the choice of law rules, of the State of New York and construed accordingly, to the extent not superseded by applicable federal law. If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part, the unlawfulness, invalidity or unenforceability shall not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect.

CA TECHNOLOGIES - 2017 Proxy Statement   A-8

CA, INC.
520 MADISON AVENUE
NEW YORK, NY 10022

VOTE BY INTERNET

Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Daylight Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/CA2017**

You may attend the meeting on August 9, 2017 at 10:00 a.m. Eastern Daylight Time via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Daylight Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E30660-P95519-Z70452 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CA, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1, 2, 3 AND 5 AND "ONE YEAR" ON ITEM 4.

Vote on Directors

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1A Jens Alder	☐	☐	☐
1B Raymond J. Bromark	☐	☐	☐
1C Michael P. Gregoire	☐	☐	☐
1D Rohit Kapoor	☐	☐	☐
1E Jeffrey G. Katz	☐	☐	☐
1F Kay Koplovitz	☐	☐	☐
1G Christopher B. Lofgren	☐	☐	☐
1H Richard Sulpizio	☐	☐	☐
1I Laura S. Unger	☐	☐	☐
1J Arthur F. Weinbach	☐	☐	☐
1K Renato (Ron) Zambonini	☐	☐	☐

Vote on Proposals	**For**	**Against**	**Abstain**
2. **Proposal No. 2** - To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2018.	☐	☐	☐
3. **Proposal No. 3** - To approve, on an advisory basis, the compensation of our Named Executive Officers.	☐	☐	☐

	One Year	**Two Years**	**Three Years**	**Abstain**
4. **Proposal No. 4** - To vote, on an advisory basis, on the frequency of future votes to approve the compensation of our Named Executive Officers.	☐	☐	☐	☐

	For	**Against**	**Abstain**
5. **Proposal No. 5** - To approve an amendment to increase the number of authorized shares issuable under the CA, Inc. 2012 Compensation Plan for Non-Employee Directors.	☐	☐	☐

For address changes/comments, mark here. ☐
(see reverse for instructions)

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

V.1.2

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

E30661-P95519-Z70452

CA, INC.
ANNUAL MEETING OF STOCKHOLDERS
AUGUST 9, 2017
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Michael P. Gregoire, Michael C. Bisignano and Kristen W. Prohl, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of CA, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held via live webcast at www.virtualshareholdermeeting.com/CA2017 at 10:00 a.m., Eastern Daylight Time, on August 9, 2017, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR THE BOARD OF DIRECTORS LISTED ON THE REVERSE SIDE, FOR PROPOSALS 2, 3 AND 5 AND ONE YEAR ON PROPOSAL 4. THE PROXIES WILL VOTE IN THEIR DISCRETION UPON ANY AND ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Address Changes/Comments: ______________________________________

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

V.1.2